    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 2000
                     REGISTRATION NOS. 33-39133 AND 811-6241

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM N-1A


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933        /X/
                           PRE-EFFECTIVE AMENDMENT NO.       / /
                         POST-EFFECTIVE AMENDMENT NO. 24     /X/
                             REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940    /X/
                                AMENDMENT NO. 26             /X/
                        (CHECK APPROPRIATE BOX OR BOXES)

                           -------------------------

                               LOOMIS SAYLES FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     ONE FINANCIAL CENTER, BOSTON, MA 02111
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 482-2450

         NAME AND ADDRESS
         OF AGENT FOR SERVICE                      COPY TO
         --------------------                      -------

         SHEILA M. BARRY, ESQ.                     TRUMAN S. CASNER, ESQ.
         LOOMIS, SAYLES & COMPANY, L.P.            ROPES & GRAY
         ONE FINANCIAL CENTER                      ONE INTERNATIONAL PLACE
         BOSTON, MA  02111                         BOSTON, MA  02110


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

/ /     IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485

/X/     ON FEBRUARY 1, 2000 PURSUANT TO PARAGRAPH (B)

/ /     60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

/ /     ON _____________ PURSUANT TO PARAGRAPH (A)(1)

/ /     75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

/ /     ON _____________ PURSUANT TO PARAGRAPH (A)(2)

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

        THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                               -------------------

                                PROSPECTUS
[LOGO]                          FEBRUARY 1, 2000
FIXED INCOME FUNDS

                            LOOMIS SAYLES BOND FUND
                         LOOMIS SAYLES GLOBAL BOND FUND
                 LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
                    LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                       LOOMIS SAYLES MUNICIPAL BOND FUND
                       LOOMIS SAYLES SHORT-TERM BOND FUND
                 LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND


Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY                                               1
  General Information                                             1
  Loomis Sayles Bond Fund                                         2
  Loomis Sayles Global Bond Fund                                  4
  Loomis Sayles Intermediate Maturity Bond Fund                   6
  Loomis Sayles Investment Grade Bond Fund                        8
  Loomis Sayles Municipal Bond Fund                              10
  Loomis Sayles Short-Term Bond Fund                             12
  Loomis Sayles U.S. Government Securities Fund                  14
  Summary of Principal Risks                                     16

EXPENSES OF THE FUNDS                                            20

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
AND RISK CONSIDERATIONS                                          22

MANAGEMENT                                                       32
  Investment Adviser                                             32
  Portfolio Managers                                             32
  Service and Distribution Plans and Administrative and
  Other Fees                                                     33

GENERAL INFORMATION                                              34
  Pricing                                                        34
  How to Purchase Shares                                         34
  How to Redeem Shares                                           36
  How to Exchange Shares                                         38
  Dividends and Distributions                                    38
  Tax Consequences Applicable to All Funds                       39

FINANCIAL HIGHLIGHTS                                             40

APPENDIX A                                                       54

RISK/RETURN SUMMARY


GENERAL INFORMATION


The following is a summary of certain key information about the Loomis Sayles Fixed Income Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

This Risk/Return summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. The summary for each Fund includes a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after this summary.

More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

The Risk/Return summary includes bar charts showing each Fund's annual returns and tables showing each Fund's average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:
- how the Fund's performance varied from year to year over the life of the Fund; and
- how the Fund's average annual returns for one year, five years, and over the life of the Fund compared to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                        LOOMIS SAYLES FUNDS    1

LOOMIS SAYLES BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.


The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  14.3%
1993  22.2%
1994  -4.1%
1995  32.0%
1996  10.3%
1997  12.7%
1998   4.7%
1999   4.5%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 10.7% (SECOND QUARTER, 1995), AND THE FUND'S WORST QUARTER WAS DOWN 5.0% (THIRD QUARTER, 1998).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government/Corporate Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                                        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                                               Inception
                                                                   1 Year        5 Years       (5/16/91)
-----------------------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
  Institutional Class                                                    4.5%     12.4%      11.8%
  Retail Class                                                           4.2%     12.1%      11.5%
  Admin Class                                                            4.1%     11.9%      11.3%
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX                         -2.2%      7.6%       7.4%(1)



FOR PERIODS BEFORE THE INCEPTION OF RETAIL CLASS SHARES (DECEMBER 31, 1996) AND ADMIN CLASS SHARES
(JANUARY 2, 1998), PERFORMANCE SHOWN FOR THOSE CLASSES IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY RETAIL CLASS AND ADMIN CLASS SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


---------------------------


(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

                                                        LOOMIS SAYLES FUNDS    3

LOOMIS SAYLES GLOBAL BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities worldwide, although it may invest up to 20% of its assets in lower rated fixed income securities ("junk bonds"). Securities held by the Fund may be denominated in any currency and may be from issuers located in countries with emerging securities markets. The Fund may invest in fixed income securities of any maturity.


In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, and Loomis Sayles' expectations regarding general trends in interest rates.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, Loomis Sayles analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Because the Fund may invest in emerging markets and developing countries, the Fund's returns may be significantly more volatile and may differ substantially from returns in U.S. fixed income securities markets. Your investment in the Fund also faces the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   0.8%
1993  14.6%
1994  -8.7%
1995  23.9%
1996  15.0%
1997   2.3%
1998  10.6%
1999   3.8%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 9.7% (FOURTH QUARTER, 1998), AND THE FUND'S WORST QUARTER WAS DOWN 6.3% (SECOND QUARTER, 1994).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Saloman Brothers World Government Bond Index, an index that tracks the performance of a broad range of fixed income securities issued by national governments of various countries. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                                         AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                                                Inception
                                                                    1 Year        5 Years       (5/10/91)
------------------------------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
  Institutional Class                                                     3.8%      10.9%      8.8%
  Retail Class                                                            3.6%      10.7%      8.7%
SALOMAN BROTHERS WORLD GOVERNMENT BOND INDEX                             -4.3%       6.4%      8.0%(1)



FOR PERIODS BEFORE THE INCEPTION OF RETAIL CLASS SHARES (DECEMBER 31, 1996), PERFORMANCE SHOWN FOR THE RETAIL CLASS IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY RETAIL CLASS SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


---------------------------


(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

                                                        LOOMIS SAYLES FUNDS    5

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund generally invests at least 90% of its assets in investment grade fixed income securities that have an average maturity of between three and ten years, although it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds").

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


The Fund may invest any portion of its assets in Canadian securities and up to 20% of its assets in other foreign securities, including emerging markets securities.


The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, swap transactions, and securities lending.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are in the following:
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and

- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.

Interest rate risk generally is greater for funds that invest in fixed income securities with relatively long maturities, such as this Fund, than for funds that invest in fixed income securities with shorter maturities, such as the Loomis Sayles Short-Term Bond Fund.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997  6.4%
1998  4.0%
1999  3.9%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 3.5% (SECOND QUARTER, 1997), AND THE FUND'S WORST QUARTER WAS DOWN 0.2% (THIRD QUARTER, 1998).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government/Corporate Intermediate Bond Index, an index that tracks the performance of government and corporate fixed income securities with an average maturity of one to ten years. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                   AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------------
                                                                              Since
                                                                            Inception
                                                                 1 Year     (12/31/96)
--------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
  Institutional Class                                               3.9%          4.8%
  Retail Class                                                      3.7%          4.5%
LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX        0.4%          5.5%



FOR PERIODS BEFORE THE INCEPTION OF RETAIL CLASS SHARES (DECEMBER 31, 1996), PERFORMANCE SHOWN FOR THE RETAIL CLASS IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY RETAIL CLASS SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


                                                        LOOMIS SAYLES FUNDS    7

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities.


The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, swap transactions, and securities lending.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Interest rate risk generally is greater for funds, such as this Fund, that invest in fixed income securities with relatively long maturities than for funds that invest in fixed income securities with shorter maturities, such as the Loomis Sayles Short-Term Bond Fund.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997  14.5%
1998   3.3%
1999   3.9%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 6.6% (SECOND QUARTER, 1997), AND THE FUND'S WORST QUARTER WAS DOWN 3.3% (THIRD QUARTER, 1998).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government/Corporate Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                         AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                                    1 Year        (12/31/96)
--------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
  Institutional Class                                                     3.9%       7.1%
  Retail Class                                                            3.7%       6.8%
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX                          -2.2%       5.5%



FOR PERIODS BEFORE THE INCEPTION OF RETAIL CLASS SHARES (DECEMBER 31, 1996), PERFORMANCE SHOWN FOR THE RETAIL CLASS IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY RETAIL CLASS SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


                                                        LOOMIS SAYLES FUNDS    9

LOOMIS SAYLES MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities the income from which, in the opinion of issuer's counsel at the time of issuance, is exempt from federal income tax ("tax-exempt securities"). It is a fundamental policy of the Fund that, during periods of normal market conditions, at least 80% of its assets will be invested in tax-exempt securities. The remainder of the Fund's assets may be invested in securities the income from which is not exempt from federal income tax. The Fund may invest up to 25% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity.


In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may engage in options and futures transactions. The Fund also may invest in private activity bonds, which pay interest that, although exempt from ordinary federal income taxes, may be subject to federal or state alternative minimum taxes. The Fund's investments in private activity bonds normally will not exceed 20% of its net assets.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- tax risk (the risk that some or all of the interest the Fund receives might be or become taxable); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Interest rate risk generally is greater for funds, such as this Fund, that invest in fixed income securities with relatively long maturities than for funds that invest in fixed income securities with shorter maturities, such as the Loomis Sayles Short-Term Bond Fund.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   9.4%
1993  11.6%
1994  -5.4%
1995  16.5%
1996   3.3%
1997   9.8%
1998   6.2%
1999  -4.0%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 6.6% (FIRST QUARTER, 1995), AND THE FUND'S WORST QUARTER WAS DOWN 5.5% (FIRST QUARTER, 1994).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Municipal Bond Index, an index that tracks the performance of a broad range of municipal fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                                         AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                                                Inception
                                                                    1 Year        5 Years       (5/29/91)
------------------------------------------------------------------------------------------------------------
LOOMIS SAYLES MUNICIPAL BOND FUND
  Institutional Class                                                    -4.0%      6.2%       6.2%
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                     -2.1%      6.9%       6.6%(1)



THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


---------------------------

(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.
                                                       LOOMIS SAYLES FUNDS    11

LOOMIS SAYLES SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE
The Fund's investment objective is high total investment return through a combination of current income and capital appreciation with relatively low fluctuation in net asset value.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 20% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in non-convertible preferred stock. The Fund generally maintains an average dollar-weighted maturity of between one and three years.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities.


The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

The Fund also faces the risk that fixed income securities with shorter durations, such as those typically held by the Fund, often produce lower returns than fixed income securities with longer durations.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   7.0%
1994   1.8%
1995  10.6%
1996   4.7%
1997   7.1%
1998   6.7%
1999   2.0%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 3.5% (THIRD QUARTER, 1998), AND THE FUND'S WORST QUARTER WAS DOWN 0.5% (FIRST QUARTER, 1994).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers 1-3 Year Government/Corporate Bond Index, an index that tracks the performance of government and corporate fixed income securities with maturities of between one and three years. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                                    AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------
                                                                                             Since
                                                                                           Inception
                                                                 1 Year     5 Years        (8/3/92)
-------------------------------------------------------------------------------------------------------
LOOMIS SAYLES SHORT-TERM BOND FUND
  Institutional Class                                              2.0%        6.2%       5.5%
  Retail Class                                                     1.8%        6.0%       5.4%
LEHMAN BROTHERS 1-3 YEAR
GOVERNMENT/CORPORATE BOND INDEX                                    3.2%        6.6%       5.4%(1)



FOR PERIODS BEFORE THE INCEPTION OF RETAIL CLASS SHARES (DECEMBER 31, 1996), PERFORMANCE SHOWN FOR THE RETAIL CLASS IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY RETAIL CLASS SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


---------------------------


(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

                                                       LOOMIS SAYLES FUNDS    13

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund generally invests substantially all of its assets in U.S. Government securities and in certificates representing undivided interests in the interest or principal of U.S. Treasury securities. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles' expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return on those investments.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

In addition, the Fund's portfolio is not as diversified as some of the other Funds' portfolios, which means that the Fund generally invests more of its assets in a smaller number of issuers. As a result, changes in the value of a single security may have a more significant effect on the Fund's net asset value.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   8.8%
1993  15.7%
1994  -6.3%
1995  23.0%
1996   1.3%
1997  12.7%
1998   9.3%
1999  -4.5%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 7.3% (SECOND QUARTER, 1995), AND THE FUND'S WORST QUARTER WAS DOWN 5.2% (FIRST QUARTER, 1994).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government Bond Index, an index that tracks the performance of a broad range of fixed income securities issued by the U.S. Government and its agencies or instrumentalities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                                       AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                                               Inception
                                                                   1 Year        5 Years       (5/21/91)
----------------------------------------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
  Institutional Class                                                   -4.5%      8.0%      8.4%
LEHMAN BROTHERS GOVERNMENT BOND INDEX                                   -2.2%      7.4%      7.3%(1)



THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


---------------------------


(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

                                                       LOOMIS SAYLES FUNDS    15

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects each of the Funds. Increases in interest rates may cause the value of a Fund's investments to decline.


Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Loomis Sayles Bond Fund, the Loomis Sayles Investment Grade Bond Fund, and the Loomis Sayles U.S. Government Securities Fund, are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities.


Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities, such as the Loomis Sayles Intermediate Maturity Bond Fund and the Loomis Sayles Investment Grade Bond Fund, than for funds that invest in fixed income securities with shorter maturities, such as the Loomis Sayles Short-Term Bond Fund.

Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities. Except for the Loomis Sayles Municipal Bond Fund, each Fund may invest in mortgage-related securities. Except for the Loomis Sayles Municipal Bond Fund and the Loomis Sayles U.S. Government Securities Fund, each Fund may invest in asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK


This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for funds that typically invest a significant portion of their assets in lower rated fixed income securities ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.



Funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments.



Funds that invest a significant portion of their assets in foreign securities, such as the Loomis Sayles Global Bond Fund, also are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.


MARKET RISK

This is the risk that the value of a Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK


This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.



The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.



Each of the Funds, except the Loomis Sayles Municipal Bond Fund and the Loomis Sayles U.S. Government Securities Fund, is subject to foreign risk. Furthermore, when a Fund invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.


                                                       LOOMIS SAYLES FUNDS    17

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds, except for the Loomis Sayles Municipal Bond Fund and the Loomis Sayles U.S. Government Securities Fund, is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK


When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since each of the Funds, except for the Loomis Sayles U.S. Government Securities Fund, may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.


DERIVATIVES RISK

Each Fund, except for the Loomis Sayles U.S. Government Securities Fund, may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK


Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.


MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

TAX RISK

The Loomis Sayles Municipal Bond Fund is subject to the risk that some or all of the interest it receives might become taxable by law or be determined by the Internal Revenue Service (or the relevant state tax authority) to be taxable. In this event, the value of the Fund's investments would likely fall, and some or all of the income distributions paid by the Fund might become taxable. In addition, some or all of the income distributions paid by the Fund may be subject to Federal alternative minimum income tax.

                                                       LOOMIS SAYLES FUNDS    19

EXPENSES OF THE FUNDS


The following table presents the expenses that you would pay if you buy and hold shares of a Fund.

None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                 Fee
                                     Distribution              Total Annual    Waiver/
                         Management  and Service     Other    Fund Operating Reimburse-      Net
Loomis Sayles Fund/Class    Fees     (12b-1) Fees  Expenses      Expenses      ment**    Expenses**
----------------------------------------------------------------------------------------------------
 Bond Fund
    Institutional Class     .60%        none         .15%         .75%          none        .75%
    Retail Class            .60%        .25%         .19%         1.04%         .04%        1.00%
    Admin Class             .60%        .25%       1.53%***       2.38%         1.13%       1.25%
----------------------------------------------------------------------------------------------------
 Global Bond Fund
    Institutional Class     .60%        none         .50%         1.10%         .20%        .90%
    Retail Class            .60%        .25%         .76%         1.61%         .46%        1.15%
----------------------------------------------------------------------------------------------------
 Intermediate Maturity
 Bond Fund
    Institutional Class     .40%        none         1.52%        1.92%         1.37%       .55%
    Retail Class            .40%        .25%         3.21%        3.86%         3.06%       .80%
----------------------------------------------------------------------------------------------------
 Investment Grade
 Bond Fund
    Institutional Class     .40%        none         2.47%        2.87%         2.32%       .55%
    Retail Class            .40%        .25%         2.55%        3.20%         2.40%       .80%
----------------------------------------------------------------------------------------------------
 Municipal Bond Fund
    Institutional Class     .40%+       none         1.33%        1.73%        1.23%++      .50%
----------------------------------------------------------------------------------------------------
 Short-Term Bond Fund*
    Institutional Class     .25%        none         .62%         .87%          .37%        .50%
    Retail Class            .25%        .25%         3.71%        4.21%         3.46%       .75%
----------------------------------------------------------------------------------------------------
 U.S. Government
 Securities Fund
    Institutional Class     .30%        none         .73%         1.03%         .53%        .50%
----------------------------------------------------------------------------------------------------
 * EXPENSE INFORMATION FOR THE SHORT-TERM BOND FUND HAS BEEN RESTATED TO REFLECT CURRENT FEES.
 ** REFLECTS LOOMIS SAYLES' CONTRACTUAL OBLIGATION TO LIMIT THE FUNDS' EXPENSES THROUGH FEBRUARY 1,
    2001. INSTITUTIONAL CLASS SHARES OF THE BOND FUND ARE CURRENTLY UNAFFECTED BY THIS EXPENSE
    LIMITATION.
 ***OTHER EXPENSES INCLUDE AN ADMINISTRATIVE FEE OF .25% FOR ADMIN CLASS SHARES.
 + LOOMIS SAYLES HAS CONTRACTUALLY AGREED TO REDUCE THE MANAGEMENT FEE FOR THE MUNICIPAL BOND FUND
   TO .30% THROUGH FEBRUARY 1, 2001.
 ++ THIS FIGURE INCLUDES THE EFFECT OF THE REDUCTION OF THE MANAGEMENT FEE DESCRIBED IN THE PREVIOUS
    FOOTNOTE.
----------------------------------------------------------------------------------------------------

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


Fund/Class                         1 Year*    3 Years*    5 Years*    10 Years*
--------------------------------------------------------------------------------
 Loomis Sayles Bond Fund
    Institutional Class             $ 77        $240        $ 417       $ 930
    Retail Class                    $102        $327        $ 570      $1,267
    Admin Class                     $127        $634       $1,168      $2,630
--------------------------------------------------------------------------------
 Loomis Sayles Global Bond Fund
    Institutional Class             $ 92        $330        $587       $1,322
    Retail Class                    $117        $463        $833       $1,872
--------------------------------------------------------------------------------
 Loomis Sayles Intermediate
Maturity Bond Fund
    Institutional Class              $56        $470        $ 909      $2,132
    Retail Class                     $82        $895       $1,728      $3,893
--------------------------------------------------------------------------------
 Loomis Sayles Investment Grade
Bond Fund
    Institutional Class              $56        $669       $1,307      $3,027
    Retail Class                     $82        $761       $1,464      $3,337
--------------------------------------------------------------------------------
 Loomis Sayles Municipal Bond
Fund
    Institutional Class              $51        $425        $823       $1,938
--------------------------------------------------------------------------------
 Loomis Sayles Short-Term Bond
Fund
    Institutional Class              $51        $241        $ 446      $1,038
    Retail Class                     $77        $961       $1,860      $4,170
--------------------------------------------------------------------------------
 Loomis Sayles U.S. Government
Securities Fund
    Institutional Class              $51        $275        $517       $1,211
--------------------------------------------------------------------------------
 * EXPENSES SHOWN FOR EACH CLASS, EXCEPT THE INSTITUTIONAL CLASS OF THE LOOMIS
   SAYLES BOND FUND, INCLUDE THE FEE WAIVER/REIMBURSEMENT FOR THE FIRST YEAR OF
   EACH PERIOD.
--------------------------------------------------------------------------------


                                                       LOOMIS SAYLES FUNDS    21

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of each Fund may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  INVESTMENT GRADE FIXED INCOME SECURITIES To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

  LOWER RATED FIXED INCOME SECURITIES A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time a Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.


  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with Funds that invest in higher quality fixed income securities, such as the Loomis Sayles Investment Grade Bond Fund. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.


For more information about the ratings services' descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S.

                                                       LOOMIS SAYLES FUNDS    23

Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

In addition to investing directly in U.S. Government securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES

Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund that invests in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund could lose any premium it paid when it acquired the

                                                       LOOMIS SAYLES FUNDS    25
investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

                                                       LOOMIS SAYLES FUNDS    27

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency exchange transactions may allow a Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

Interest rate or currency swaps involve a Fund entering into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

                                                       LOOMIS SAYLES FUNDS    29

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as derivatives and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING


Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.


Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

                                                       LOOMIS SAYLES FUNDS    31

MANAGEMENT

INVESTMENT ADVISER


The Board of Trustees of Loomis Sayles Funds oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.


Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. During the past fiscal year, the Funds paid the fees shown in the following table to Loomis Sayles. These fees are expressed as a percentage of the Fund's average net assets:


Fund                                            Management Fee
--------------------------------------------------------------------------
 Loomis Sayles Bond Fund                             .60%
--------------------------------------------------------------------------
 Loomis Sayles Global Bond Fund                      .60%
--------------------------------------------------------------------------
 Loomis Sayles Intermediate Maturity
Bond Fund                                            .40%
--------------------------------------------------------------------------
 Loomis Sayles Investment Grade Bond
Fund                                                 .40%
--------------------------------------------------------------------------
 Loomis Sayles Municipal Bond Fund                   .40%
--------------------------------------------------------------------------
 Loomis Sayles Short-Term Bond Fund                  .25%
--------------------------------------------------------------------------
 Loomis Sayles U.S. Government
Securities Fund                                      .30%
--------------------------------------------------------------------------


Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2001.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except as noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES BOND FUND Daniel J. Fuss, President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Kathleen C. Gaffney, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since October 1997.

LOOMIS SAYLES GLOBAL BOND FUND E. John deBeer, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991.


LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND Anthony J. Wilkins, Vice President of Loomis Sayles Funds and Executive Vice President and Director of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1996.



LOOMIS SAYLES INVESTMENT GRADE BOND FUND Daniel J. Fuss has served as portfolio manager of the Fund since its inception in 1996.


LOOMIS SAYLES MUNICIPAL BOND FUND Martha F. Hodgman, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since May 1993.

LOOMIS SAYLES SHORT-TERM BOND FUND John Hyll, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1992.

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND Kent Newmark, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991.


SERVICE AND DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES


For the Retail and Admin Classes of the Funds, the Funds have adopted service and distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is .25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of the Loomis Sayles Bond Fund are offered exclusively through intermediaries, who will be the record owner of the shares.

Admin Class shares of the Loomis Sayles Bond Fund may pay an administrative fee at an annual rate of up to .25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who are shareholders of the Fund.


Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to .25% of the value of any Class of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.


                                                       LOOMIS SAYLES FUNDS    33

GENERAL INFORMATION

PRICING

The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Class equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:


- BY MAIL You can mail a completed application form, which is available by calling Loomis Sayles at 800-626-9390, for the desired Fund or Funds, along with a check payable to State Street Bank and Trust Company for the amount of your purchase to:


 Boston Financial Data Services
 P.O. Box 8314
 Boston, MA 02266-8314
 Attention: Loomis Sayles Funds

- THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles or Boston Financial Data Services. Your financial adviser may charge you for his or her services.

- THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your financial adviser or by calling Loomis Sayles at 800-626-9390.

- THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330).

Each Fund sells its shares at the NAV next calculated after Boston Financial Data Services receives a properly completed investment order. Boston Financial Data Services generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) cash, (2) exchanging shares of the same Class of any other Fund, provided the value of the shares exchanged meets the investment minimum of the Fund, (3) exchanging securities acceptable to Loomis Sayles, or (4) a combination of such methods. The exchange of securities for shares of the Fund is subject to various restrictions, as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Boston Financial Data Services at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments to the Funds by using the following wire instructions:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA No. 011000028
  DDA 9904-622-9
  (Your account number)
  Attn: Custody and Shareholder Services
  (Name of Fund)

Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles has retirement plan forms available.


The minimum initial investment for each Fund generally is $250,000 for Institutional Class shares (except for the Loomis Sayles Bond Fund) and $5,000


                                                       LOOMIS SAYLES FUNDS    35
for Retail Class shares. The minimum initial investment for Institutional Class shares of the Loomis Sayles Bond Fund is $25,000. Loomis Sayles Funds may waive these minimums in its sole discretion.


Each subsequent investment must be at least $50.

Admin Class shares of the Loomis Sayles Bond Fund are offered exclusively through intermediaries, who will be the record owner of the shares.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the New York Stock Exchange is open, either through your financial adviser or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or by periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles on a timely basis and may charge you for his or her services.

REDEMPTIONS DIRECTLY FROM THE FUNDS Boston Financial Data Services must receive your redemption request in proper form before the close of regular trading on the New York Stock Exchange in order for you to receive that day's NAV.

You may make redemptions directly from each Fund either by mail or by telephone.

 - BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

   Boston Financial Data Services, Inc.
   P.O. Box 8314
   Boston, MA 02266
   Attention: Loomis Sayles Funds

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

 - BY TELEPHONE You may redeem shares by calling Boston Financial Data Services at 800-626-9390. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.

   Before Boston Financial Data Services can wire redemption proceeds to your bank account, you must provide specific wire instructions to Boston Financial Data Services at the time you open your account or make any subsequent investments. A wire fee (currently $5) will be deducted from the proceeds of each wire.

   A telephone redemption request must be received by Boston Financial Data Services prior to the close of regular trading on the New York Stock Exchange. If you telephone a redemption request after the Exchange closes or on a day when the Exchange is not open for business, Boston Financial Data Services cannot accept the request, and you must make a new redemption request during regular trading on the Exchange.

   The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if Boston Financial Data Services or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Boston Financial Data Services will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

 - SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-626-9390 for more information or to set up a systematic withdrawal plan.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:

- If you are redeeming shares worth more than $50,000.
- If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
- If the account registration has changed within the past 30 days.
- If you are instructing us to wire the proceeds to a bank account not designated on the application.

Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles in certain cases.


REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.


                                                       LOOMIS SAYLES FUNDS    37

HOW TO EXCHANGE SHARES

You may exchange shares of a Fund for shares of the same Class of any other Fund in the Loomis Sayles Funds series that offers that Class of shares or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles.


The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Exchanges into the Loomis Sayles High Yield Fund must be specially approved by Loomis Sayles. Please call 800-633-3330 (option 6) prior to requesting this transaction.


You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Since excessive exchange activity may interfere with portfolio management and may have an adverse effect on other shareholders of a Fund, the exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market. The Funds reserve the right to terminate or limit your exchange privilege if you make more than four exchanges in a calendar year. The Funds may terminate the exchange privilege upon 60 days' notice to shareholders.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

DIVIDENDS AND DISTRIBUTIONS

The table below provides information on each Fund's dividend policy.

Fund                                            Dividend Policy
--------------------------------------------------------------------------
 Loomis Sayles Bond Fund              Declare and pay dividends quarterly
 Loomis Sayles Intermediate Maturity
    Bond Fund
 Loomis Sayles U.S. Government
    Securities Fund
--------------------------------------------------------------------------
 Loomis Sayles Global Bond Fund      Declares and pays dividends annually
--------------------------------------------------------------------------
 Loomis Sayles Municipal Bond Fund      Declare dividends daily and pay
                                               dividends monthly
 Loomis Sayles Short-Term Bond
    Fund
--------------------------------------------------------------------------
 Loomis Sayles Investment Grade Bond  Declares and pays dividends monthly
Fund
--------------------------------------------------------------------------

Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. The Funds typically will make capital gain distributions annually, but the Funds may make more frequent capital gain distributions.

You may choose to:
- Reinvest all distributions in additional shares.
- Receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested.


TAX CONSEQUENCES APPLICABLE TO ALL FUNDS



For federal income tax purposes, distributions of investment income from each of the Funds, except exempt-interest dividends distributed by the Loomis Sayles Municipal Bond Fund (as described below), are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that a Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for non-corporate shareholders). Distributions from the Loomis Sayles Short-Term Bond Fund and the Loomis Sayles U.S. Government Securities Fund typically are expected to be taxable as ordinary income.


Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

In addition to income tax on a Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in a Fund affects your own tax situation.


CERTAIN TAX CONSEQUENCES OF THE LOOMIS SAYLES MUNICIPAL BOND FUND



Dividends paid by the Loomis Sayles Municipal Bond Fund that are derived from interest on tax-exempt fixed income securities (exempt-interest dividends) may be excluded from your gross income on your federal tax return. If you receive social security or railroad retirement benefits, however, you may be taxed on a portion of those benefits as a result of receiving tax-exempt income. Tax-exempt income also may be taken into account for the federal alternative minimum tax.


If at least 95% of the Loomis Sayles Municipal Bond Fund's dividends are designated as exempt-interest dividends, federal backup withholding rules do not apply with respect to such dividends. See the Statement of Additional Information for more information on backup withholding rules.

                                                       LOOMIS SAYLES FUNDS    39

The federal exemption for exempt-interest dividends does not result in an exemption from state and local taxes. Distributions of exempt-interest dividends may be exempt from local and state taxation to the extent they are derived from the state or locality in which you resided. The Loomis Sayles Municipal Bond Fund will report annually on a state-by-state basis the source of income the Fund received on tax-exempt fixed income securities that was paid out as dividends during the preceding year.


FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.


This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 800-626-9390.

LOOMIS SAYLES BOND FUND (INSTITUTIONAL CLASS)


                                                                                        Fiscal Year Ended
                                    ---------------------------------------------------------------------
                                     Sept. 30,    Sept. 30,     Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                          1999        1998*         1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------

Net asset value, beginning of
  period                            $    12.30   $    12.83   $    12.38   $  12.29   $  10.05   $ 11.37
                                    ----------   ----------   ----------   --------   --------   -------
Income from investment
  operations--
  Net investment income (loss)            0.98         0.69         0.86       0.86       0.82      0.83
  Net realized and unrealized
    gains (losses) on investments        (0.06)       (0.78)        0.67       0.35       2.32     (1.29)
                                    ----------   ----------   ----------   --------   --------   -------
    Total from investment
      operations                          0.92        (0.09)        1.53       1.21       3.14     (0.46)
                                    ----------   ----------   ----------   --------   --------   -------
Less distributions--
  Dividends from net investment
    income                               (1.00)       (0.44)       (0.86)     (0.86)     (0.82)    (0.84)
  Distributions in excess of net
    investment income                     0.00         0.00         0.00       0.00       0.00     (0.02)
  Distributions from net realized
    capital gains                        (0.52)        0.00        (0.22)     (0.26)     (0.08)     0.00
                                    ----------   ----------   ----------   --------   --------   -------
    Total distributions                  (1.52)       (0.44)       (1.08)     (1.12)     (0.90)    (0.86)
                                    ----------   ----------   ----------   --------   --------   -------
Net asset value, end of period      $    11.70   $    12.30   $    12.83   $  12.38   $  12.29   $ 10.05
                                    ==========   ==========   ==========   ========   ========   =======
Total return (%)**                         7.6         (0.9)+       12.7       10.3       32.0      (4.1)
Net assets, end of period (000)     $1,541,834   $1,455,312   $1,261,910   $541,244   $255,710   $82,985
Ratio of operating expenses to
  average net assets (%)***               0.75         0.75++       0.75       0.75       0.79      0.84
Ratio of net investment income
  (loss) to average net assets (%)        8.15         7.34++       7.36       7.93       8.34      7.92
Portfolio turnover rate (%)                 33           24+          41         42         35        87

Without giving effect to the
  expense limitations:
    Ratio of expenses to average
      net assets would have been
      (%)                                 0.75         0.76++       0.77       0.75       0.79      0.84
    Net investment income (loss)
      per share would have been
      ($)                                 0.98         0.69         0.85       0.86       0.82      0.83


                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                  ***   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                                                       LOOMIS SAYLES FUNDS    41

LOOMIS SAYLES BOND FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $ 12.29      $ 12.82        $ 12.38
                                                               -------      -------        -------
Income from investment operations--
  Net investment income (loss)                                    0.96         0.66           0.84***
  Net realized and unrealized gains (losses) on
    investments                                                  (0.08)       (0.77)          0.65
                                                               -------      -------        -------
    Total from investment operations                              0.88        (0.11)          1.49
                                                               -------      -------        -------
Less distributions--
  Dividends from net investment income                           (0.96)       (0.42)         (0.83)
  Distributions from net realized capital gains                  (0.52)        0.00          (0.22)
                                                               -------      -------        -------
    Total distributions                                          (1.48)       (0.42)         (1.05)
                                                               -------      -------        -------
Net asset value, end of period                                 $ 11.69      $ 12.29        $ 12.82
                                                               =======      =======        =======
Total return (%)****                                               7.3         (1.1)+         12.4+
Net assets, end of period (000)                                $55,490      $53,908        $33,240
Ratio of operating expenses to average net assets (%)*****        1.00         1.00++         1.00++
Ratio of net investment income (loss) to average net
  assets (%)                                                      7.90         7.13++         7.09++
Portfolio turnover rate (%)                                         33           24+            41+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                    1.04         1.06++         1.20++
    Net investment income (loss) per share would have been
      ($)                                                         0.96         0.66           0.82***



                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
                  ***   PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THAT PERIOD.
                 ****   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                *****   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES BOND FUND (ADMIN CLASS)


                                                                Fiscal Year
                                                                      Ended
                                                                -----------
                                                                  Sept. 30,        Jan. 2* to
                                                                       1999    Sept. 30, 1998
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $12.28          $12.83
                                                                   ------          ------
Income from investment operations--
  Net investment income (loss)                                       0.92**          0.47
  Net realized and unrealized gains (losses) on investments         (0.06)          (0.62)
                                                                   ------          ------
    Total from investment operations                                 0.86           (0.15)
                                                                   ------          ------
Less distributions--
  Dividends from net investment income                              (0.93)          (0.40)
  Distributions from net realized capital gains                     (0.52)           0.00
                                                                   ------          ------
    Total distributions                                             (1.45)          (0.40)
                                                                   ------          ------
Net asset value, end of period                                     $11.69          $12.28
                                                                   ======          ======
Total return (%)***                                                   7.1            (1.3)+
Net assets, end of period (000)                                    $1,548          $  630
Ratio of operating expenses to average net assets (%)****            1.25            1.25++
Ratio of net investment income (loss) to average net assets
  (%)                                                                7.66            7.45++
Portfolio turnover rate (%)                                            33              24+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have been
      (%)                                                            2.38            6.32++
    Net investment income (loss) per share would have been
      ($)                                                            0.78***         0.15



                    *   COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1998.
                   **   PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THAT PERIOD.
                  ***   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                 ****   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.


                                                       LOOMIS SAYLES FUNDS    43

LOOMIS SAYLES GLOBAL BOND FUND (INSTITUTIONAL CLASS)


                                                                                            Fiscal Year Ended
                                            -----------------------------------------------------------------
                                            Sept. 30,   Sept. 30,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                 1999       1998*       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period         $ 11.93     $ 11.83    $ 12.35    $ 11.39    $  9.82    $ 11.06
                                             -------     -------    -------    -------    -------    -------
Income from investment operations--
  Net investment income (loss)                  0.79        0.53       0.71       0.44       1.04       0.67
  Net realized and unrealized gains
    (losses) on investments                     0.87       (0.43)     (0.42)      1.27       1.31      (1.63)
                                             -------     -------    -------    -------    -------    -------
    Total from investment operations            1.66        0.10       0.29       1.71       2.35      (0.96)
                                             -------     -------    -------    -------    -------    -------
Less distributions--
  Dividends from net investment income         (0.70)       0.00      (0.69)     (0.75)     (0.78)     (0.04)
  Distributions in excess of net
    investment income                           0.00        0.00      (0.12)      0.00       0.00       0.00
  Distributions from capital                    0.00        0.00       0.00       0.00       0.00      (0.24)
  Distributions from net realized capital
    gains                                      (0.29)       0.00       0.00       0.00       0.00       0.00
                                             -------     -------    -------    -------    -------    -------
    Total distributions                        (0.99)       0.00      (0.81)     (0.75)     (0.78)     (0.28)
                                             -------     -------    -------    -------    -------    -------
Net asset value, end of period               $ 12.60     $ 11.93    $ 11.83    $ 12.35    $ 11.39    $  9.82
                                             =======     =======    =======    =======    =======    =======
Total return (%)**                              14.2         0.9+       2.3       15.0       23.9       (8.7)
Net assets, end of period (000)              $34,154     $29,860    $28,401    $26,513    $10,304    $25,584
Ratio of operating expenses to average net
  assets (%)***                                 0.90        0.90++     0.90       1.50       1.50       1.30
Ratio of net investment income (loss) to
  average net assets (%)                        6.32        6.00       5.88       6.37       8.17       7.02
Portfolio turnover rate (%)                       42          28+        75        131        148        153

Without giving effect to the expense
  limitations:
    Ratio of expenses to average net
      assets
      would have been (%)                       1.10        1.18++     1.22       1.77       1.69       1.30
    Net investment income (loss) per share
      would have been ($)                       0.76        0.51       0.67       0.42       1.02       0.67


                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                  ***   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES GLOBAL BOND FUND (RETAIL CLASS)



                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $ 11.91      $ 11.83        $ 12.35
                                                               -------      -------        -------
Income from investment operations--
  Net investment income (loss)                                    0.76***      0.44           0.63***
  Net realized and unrealized gains (losses) on
    investments                                                   0.86        (0.36)         (0.37)
                                                               -------      -------        -------
    Total from investment operations                              1.62         0.08           0.26
                                                               -------      -------        -------
Less distributions--
  Dividends from net investment income                           (0.67)        0.00          (0.69)
  Distributions in excess of net investment income                0.00         0.00          (0.09)
  Distributions from net realized capital gains                  (0.29)        0.00           0.00
                                                               -------      -------        -------
    Total distributions                                          (0.96)        0.00          (0.78)
                                                               -------      -------        -------
Net asset value, end of period                                 $ 12.57      $ 11.91        $ 11.83
                                                               =======      =======        =======
Total return (%)****                                              13.8          0.7++          2.0++
Net assets, end of period (000)                                $ 7,106      $ 6,376        $ 4,694
Ratio of operating expenses to average net assets (%)*****        1.15         1.15++         1.15++
Ratio of net investment income (loss) to average net
  assets (%)                                                      6.08         5.77++         5.60++
Portfolio turnover rate (%)                                         42           28+            75+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                    1.61         1.78++         2.44++
    Net investment income (loss) per share would have been
      ($)                                                         0.71***      0.39           0.49***



                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
                  ***   PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THAT PERIOD.
                 ****   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                *****   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.


                                                       LOOMIS SAYLES FUNDS    45

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND (INSTITUTIONAL CLASS)


                                                                 Fiscal Year Ended
                                                            ----------------------
                                                            Sept. 30,    Sept. 30,         Jan. 2** to
                                                                 1999        1998*    Sept. 30, 1998**
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.06       $10.03           $10.00
                                                             ------       ------           ------
Income from investment operations--
  Net investment income (loss)                                 0.67         0.51***          0.64***
  Net realized and unrealized gains (losses) on
    investments                                               (0.38)       (0.16)            0.00
                                                             ------       ------           ------
    Total from investment operations                           0.29         0.35             0.64
                                                             ------       ------           ------
Less distributions--
  Dividends from net investment income                        (0.70)       (0.32)           (0.56)
  Distributions in excess of net investment income             0.00         0.00            (0.03)
  Distributions from net realized capital gains               (0.09)        0.00            (0.02)
                                                             ------       ------           ------
    Total distributions                                       (0.79)       (0.32)           (0.61)
                                                             ------       ------           ------
Net asset value, end of period                               $ 9.56       $10.06           $10.03
                                                             ======       ======           ======
Total return (%)****                                            3.0          3.5+             6.4+
Net assets, end of period (000)                              $8,978       $8,601           $6,305
Ratio of operating expenses to average net assets
  (%)*****                                                     0.55         0.55++           0.55++
Ratio of net investment income (loss) to average net
  assets (%)                                                   6.98         6.71++           6.38++
Portfolio turnover rate (%)                                      16           32              119+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                 1.92         2.27++           3.66++
    Net investment income (loss) per share would have
      been ($)                                                 0.54         0.38***          0.29***



                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1998.
                  ***   PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
                 ****   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                *****   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                   ++   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,     Jan. 2,** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.06       $10.03         $10.00
                                                               ------       ------         ------
Income from investment operations--
  Net investment income (loss)                                   0.64         0.49***        0.64***
  Net realized and unrealized gains (losses) on
    investments                                                 (0.38)       (0.15)         (0.02)
                                                               ------       ------         ------
    Total from investment operations                             0.26         0.34           0.62
                                                               ------       ------         ------
Less distributions--
  Dividends from net investment income                          (0.68)       (0.31)         (0.54)
  Distributions in excess of net investment income               0.00         0.00          (0.03)
  Distributions from net realized capital gains                 (0.09)        0.00          (0.02)
                                                               ------       ------         ------
    Total distributions                                         (0.77)       (0.31)         (0.59)
                                                               ------       ------         ------
Net asset value, end of period                                 $ 9.55       $10.06         $10.03
                                                               ======       ======         ======
Total return (%)****                                              2.6          3.4+           6.2+
Net assets, end of period (000)                                $1,780       $  663         $  423
Ratio of operating expenses to average net assets (%)*****       0.80         0.80++         0.80++
Ratio of net investment income (loss) to average net
  assets (%)                                                     6.76         6.47++         6.13++
Portfolio turnover rate (%)                                        16           32+           119+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                   3.86         5.64++        14.56++
    Net investment income (loss) per share would have
      been ($)                                                   0.35         0.12***       (0.50)***



                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
                  ***   PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
                 ****   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                *****   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.


                                                       LOOMIS SAYLES FUNDS    47

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (INSTITUTIONAL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.28       $10.59         $10.00
                                                               ------       ------         ------
Income from investment operations--
  Net investment income (loss)                                   0.76         0.52           0.65
  Net realized and unrealized gains (losses) on
    investments                                                 (0.12)       (0.50)          0.77
                                                               ------       ------         ------
    Total from investment operations                             0.64         0.02           1.42
                                                               ------       ------         ------
Less distributions--
  Dividends from net investment income                          (0.70)       (0.33)         (0.63)
  Distributions in excess of net investment income               0.00         0.00          (0.08)
  Distributions from net realized capital gains                 (0.26)        0.00          (0.12)
                                                               ------       ------         ------
    Total distributions                                         (0.96)       (0.33)         (0.83)
                                                               ------       ------         ------
Net asset value, end of period                                 $ 9.96       $10.28         $10.59
                                                               ======       ======         ======
Total return (%)***                                               6.5          0.0+          14.5+
Net assets, end of period (000)                                $2,427       $2,778         $2,445
Ratio of operating expenses to average net assets (%)*****       0.55         0.55++         0.55++
Ratio of net investment income (loss) to average net
  assets (%)                                                     6.83         6.68++         6.74++
Portfolio turnover rate (%)                                        42           48+           112+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                   2.87         4.19++         7.59++
    Net investment income (loss) per share would have
      been ($)                                                   0.50         0.24          (0.03)



                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
                  ***   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                 ****   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.27       $10.59         $10.00
                                                               ------       ------         ------
Income from investment operations--
  Net investment income (loss)                                   0.64         0.48           0.62***
  Net realized and unrealized gains (losses) on
    investments                                                 (0.03)       (0.49)          0.78
                                                               ------       ------         ------
    Total from investment operations                             0.61        (0.01)          1.40
                                                               ------       ------         ------
Less distributions--
  Dividends from net investment income                          (0.67)       (0.31)         (0.62)
  Distributions in excess of net investment income               0.00         0.00          (0.07)
  Distributions from net realized capital gains                 (0.26)        0.00          (0.12)
                                                               ------       ------         ------
    Total distributions                                         (0.93)       (0.31)         (0.81)
                                                               ------       ------         ------
Net asset value, end of period                                 $ 9.95       $10.27         $10.59
                                                               ======       ======         ======
Total return (%)****                                              6.2         (0.2)+         14.3+
Net assets, end of period (000)                                $2,561       $1,743         $  862
Ratio of operating expenses to average net assets (%)*****       0.80         0.80++         0.80++
Ratio of net investment income (loss) to average net
  assets (%)                                                     6.60         6.43++         6.51++
Portfolio turnover rate (%)                                        42           48+           112+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                   3.20         5.25++        10.95++
    Net investment income (loss) per share would have
      been ($)                                                   0.41         0.15          (0.31)***



                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
                  ***   PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
                 ****   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                *****   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.


                                                       LOOMIS SAYLES FUNDS    49

LOOMIS SAYLES MUNICIPAL BOND FUND (INSTITUTIONAL CLASS)


                                                                                         Fiscal Year Ended
                                    ----------------------------------------------------------------------
                                    Sept. 30,    Sept. 30,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
                                         1999        1998*        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $11.96       $ 11.70      $11.29      $11.53      $10.41      $11.54
                                     ------       -------      ------      ------      ------      ------
Income from investment
  operations--
  Net investment income (loss)         0.52          0.40        0.56        0.52        0.52        0.52
  Net realized and unrealized
    gains (losses) on
    investments                       (0.84)         0.27        0.51       (0.15)       1.16       (1.13)
                                     ------       -------      ------      ------      ------      ------
    Total from investment
      operations                      (0.32)         0.67        1.07        0.37        1.68       (0.61)
                                     ------       -------      ------      ------      ------      ------
Less distributions--
  Dividends from net investment
    income                            (0.52)        (0.40)      (0.56)      (0.52)      (0.52)      (0.52)
  Distributions from net
    realized capital gains            (0.19)        (0.01)      (0.10)      (0.09)      (0.04)      (0.00)
                                     ------       -------      ------      ------      ------      ------
    Total distributions               (0.71)        (0.41)      (0.66)      (0.61)      (0.56)      (0.52)
                                     ------       -------      ------      ------      ------      ------
Net asset value, end of period       $10.93       $ 11.96      $11.70      $11.29      $11.53      $10.41
                                     ======       =======      ======      ======      ======      ======
Total return (%)**                     (2.8)          5.9+        9.8         3.3        16.5        (5.4)
Net assets, end of period (000)      $9,823       $10,056      $8,752      $8,701      $7,961      $7,270
Ratio of operating expenses to
  average net assets (%)***            0.54          0.60++      0.60        1.00        1.00        1.00
Ratio of net investment income
  (loss) to average net assets
  (%)                                  4.54          4.62++      4.90        4.61        4.72        4.79
Portfolio turnover rate (%)              38            30+         50          38          41          28

Without giving effect to the
  expense limitations:
    Ratio of expenses to average
      net assets would have been
      (%)                              1.63          1.70++      1.80        2.31        2.02        2.37
    Net investment income (loss)
      per share would have
      been ($)                         0.40          0.31        0.42        0.37        0.41        0.37


                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                  ***   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES SHORT-TERM BOND FUND (INSTITUTIONAL CLASS)


                                                                                         Fiscal Year Ended
                                    ----------------------------------------------------------------------
                                    Sept. 30,    Sept. 30,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
                                         1999        1998*        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $  9.96      $  9.75     $  9.70     $  9.81     $  9.46     $  9.95
                                     -------      -------     -------     -------     -------     -------
Income from investment
  operations--
  Net investment income (loss)          0.62         0.44        0.61        0.55        0.63        0.66
  Net realized and unrealized
    gains (losses) on
    investments                        (0.45)        0.21        0.06       (0.11)       0.35       (0.49)
                                     -------      -------     -------     -------     -------     -------
    Total from investment
      operations                        0.17         0.65        0.67        0.44        0.98        0.17
                                     -------      -------     -------     -------     -------     -------
Less distributions--
  Dividends from net investment
    income                             (0.62)       (0.44)      (0.62)      (0.55)      (0.63)      (0.66)
  Net asset value, end of period     $  9.51      $  9.96     $  9.75     $  9.70     $  9.81     $  9.46
                                     =======      =======     =======     =======     =======     =======
Total return (%)**                       1.8          6.8+        7.1         4.7        10.6         1.8
Net assets, end of period (000)      $26,849      $27,288     $18,792     $18,229     $26,039     $19,440
Ratio of operating expenses to
  average net assets (%)***             0.27         0.50++      0.50        1.00        1.00        1.00
Ratio of net investment income
  (loss) to average net assets
  (%)                                   6.38         5.94++      6.34        5.69        6.46        6.88
Portfolio turnover rate (%)               81           47+         91         120         214          34

Without giving effect to the
  expense limitations:
    Ratio of expenses to average
      net assets would have been
      (%)                               0.87         0.83++      1.19        1.17        1.03        1.33
    Net investment income (loss)
      per share would have
      been ($)                          0.56         0.41        0.55        0.53        0.62        0.63


                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                  ***   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                                                       LOOMIS SAYLES FUNDS    51

LOOMIS SAYLES SHORT-TERM BOND FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $ 9.96       $ 9.75         $ 9.70
                                                               ------       ------         ------
Income from investment operations--
  Net investment income (loss)                                   0.59         0.42           0.59
  Net realized and unrealized gains (losses) on
    investments                                                 (0.46)        0.21           0.06
                                                               ------       ------         ------
      Total from investment operations                           0.13         0.63           0.65
                                                               ------       ------         ------
Less distributions--
  Dividends from net investment income                          (0.59)       (0.42)         (0.60)
                                                               ------       ------         ------
Net asset value, end of period                                 $ 9.50       $ 9.96         $ 9.75
                                                               ======       ======         ======
Total return (%)***                                               1.4          6.6+           6.9+
Net assets, end of period (000)                                $  786       $  773         $  285
Ratio of operating expenses to average net assets (%)****        0.52         0.75++         0.75++
Ratio of net investment income (loss) to average net
  assets (%)                                                     6.14         5.66++         6.04++
Portfolio turnover rate (%)                                        81           47+            91+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                   4.21         6.00++        17.77++
    Net investment income (loss) per share would have
      been ($)                                                   0.24         0.03          (1.08)



                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
                  ***   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                 ****   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND (INSTITUTIONAL CLASS)


                                                                                         Fiscal Year Ended
                                    ----------------------------------------------------------------------
                                    Sept. 30,    Sept. 30,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
                                         1999        1998*        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------

Net asset value, beginning of
  period                             $ 11.41      $ 10.70     $ 10.08     $ 10.64     $  9.22     $ 10.53
                                     -------      -------     -------     -------     -------     -------
Income from investment
  operations--
  Net investment income (loss)          0.65         0.43        0.63        0.68        0.66        0.64
  Net realized and unrealized
    gains (losses) on
    investments                        (1.03)        0.58        0.61       (0.57)       1.42       (1.30)
                                     -------      -------     -------     -------     -------     -------
      Total from investment
        operations                     (0.38)        1.01        1.24        0.11        2.08       (0.66)
                                     -------      -------     -------     -------     -------     -------
Less distributions--
  Dividends from net investment
    income                             (0.65)       (0.30)      (0.62)      (0.67)      (0.66)      (0.65)
                                     -------      -------     -------     -------     -------     -------
Net asset value, end of period       $ 10.38      $ 11.41     $ 10.70     $ 10.08     $ 10.64     $  9.22
                                     =======      =======     =======     =======     =======     =======
Total return (%)**                      (3.5)         9.6+       12.7         1.3        23.0        (6.3)
Net assets, end of period (000)      $16,141      $29,246     $17,668     $14,192     $19,499     $17,341
Ratio of operating expenses to
  average net assets (%)***             0.52         0.60++      0.60        1.00        1.00        1.00
Ratio of net investment income
  (loss) to average net assets
  (%)                                   5.75         5.61++      6.29        6.23        6.47        6.60
Portfolio turnover rate (%)               75           84+        156         137         169         242

Without giving effect to the
  expense limitations:
    Ratio of expenses to average
      net assets would have been
      (%)                               1.03         0.97++      1.23        1.19        1.22        1.22
    Net investment income (loss)
      per share would have
      been ($)                          0.59         0.40        0.57        0.66        0.64        0.62


                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                  ***   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                                                       LOOMIS SAYLES FUNDS    53

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk B such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                                       LOOMIS SAYLES FUNDS    55

MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                                       LOOMIS SAYLES FUNDS    57

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI and the auditor's report and financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.


You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.


You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.


Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com



File No. 811-6241

                                PROSPECTUS
[LOGO]                          FEBRUARY 1, 2000
FIXED INCOME FUNDS

                         LOOMIS SAYLES HIGH YIELD FUND


Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY                                               1
  General Information                                             1
  Loomis Sayles High Yield Fund                                   2
  Summary of Principal Risks                                      5

EXPENSES OF THE FUND                                              8

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK
CONSIDERATIONS                                                    9

MANAGEMENT                                                       19
  Investment Adviser                                             19
  Portfolio Managers                                             19

GENERAL INFORMATION                                              20
  Pricing                                                        20
  How to Purchase Shares                                         20
  How to Redeem Shares                                           22
  How to Exchange Shares                                         24
  Dividends and Distributions                                    24
  Tax Consequences                                               25

FINANCIAL HIGHLIGHTS                                             25

APPENDIX A                                                       27

RISK/RETURN SUMMARY

GENERAL INFORMATION


The following is a summary of certain key information about the Loomis Sayles High Yield Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.


This Risk/Return summary describes the Fund's objective, principal investment strategies, principal risks, and performance. The summary for the Fund includes a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after this summary.

A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

The Risk/Return summary includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk of an investment in the Fund by showing:
- how the Fund's performance varied from year to year over the life of the Fund; and
- how the Fund's average annual returns for one year and over the life of the Fund compared to those of a broad-based securities market index.

The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                        LOOMIS SAYLES FUNDS    1

LOOMIS SAYLES HIGH YIELD FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in lower rated fixed income securities ("junk bonds"), although it may invest up to 20% of its assets in preferred stocks and up to 10% of its assets in common stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


The Fund may invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities.


The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);

- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);

- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);

- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Because the Fund invests in lower rated fixed income securities, your investment faces significantly more risk than other types of fixed income funds. For example, the Fund's returns may be more volatile than a fund that invests primarily in investment grade fixed income securities.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997  11.4%
1998  -9.2%
1999  21.0%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 8.4% (third quarter, 1997), and the Fund's worst quarter was down 16.9% (third quarter, 1998).


                                                        LOOMIS SAYLES FUNDS    3

PERFORMANCE TABLE The following table compares the performance of the Fund to the Merrill Lynch High Yield Master Index, an index that tracks the performance of lower rated fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
----------------------------------------------------------------------------------------
                                                                               Since
                                                                             Inception
                                                                 1 Year      (9/11/96)
----------------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FUND
  Institutional Class                                             21.0%       7.3%
MERRILL LYNCH HIGH YIELD MASTER INDEX                              1.6%       6.7%(1)



THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


---------------------------


(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

Interest rate risk is greater for the Fund since it generally invests a significant portion of its assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities. Even if the Fund invests in high quality fixed income securities, it is subject to interest rate risk.

Interest rate risk also is greater for the Fund if it invests in fixed income securities with longer maturities than for funds that invest in fixed income securities with shorter maturities.

Interest rate risk is compounded for the Fund if it invests a significant portion of its assets in mortgage-related or other asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for the Fund since it typically invests a

                                                        LOOMIS SAYLES FUNDS    5
significant portion of its assets in lower rated fixed income securities ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

Since the Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk.

If the Fund invests in foreign securities, it also is subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of the Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in foreign securities.

When the Fund invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK


When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Fund may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Fund faces this risk.


DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. When the Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK


Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.


MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because it is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

                                                        LOOMIS SAYLES FUNDS    7

EXPENSES OF THE FUND


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

A redemption fee of 2.00% is imposed on shares of the Fund redeemed within one year of purchase.

Loomis Sayles may, in its discretion, waive this redemption fee if Loomis Sayles determines that minimal brokerage and transaction costs are incurred in connection with the redemption.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                   Distribution              Total Annual
                       Management  and Service     Other    Fund Operating  Fee Waiver/       Net
      Fund/Class          Fees     (12b-1) Fees  Expenses      Expenses    Reimbursement*  Expenses*
-----------------------------------------------------------------------------------------------------
 Loomis Sayles
 High Yield Fund**
    Institutional
     Class                .60%        none         1.21%        1.81%         1.06%          .75%
-----------------------------------------------------------------------------------------------------
 * REFLECTS LOOMIS SAYLES' CONTRACTUAL OBLIGATION TO LIMIT THE FUND'S EXPENSES THROUGH FEBRUARY 1,
 2001.
 ** LOOMIS SAYLES MAY PAY CERTAIN BROKER-DEALERS AND FINANCIAL INTERMEDIARIES WHOSE CUSTOMERS ARE
 EXISTING SHAREHOLDERS OF THE FUND A CONTINUING FEE AT AN ANNUAL RATE OF UP TO .25% OF THE VALUE OF
 FUND SHARES HELD FOR THOSE CUSTOMERS' ACCOUNTS, ALTHOUGH THIS CONTINUING FEE IS PAID BY LOOMIS
 SAYLES OUT OF ITS OWN ASSETS AND IS NOT ASSESSED AGAINST THE FUND.
-----------------------------------------------------------------------------------------------------


EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then either (1) redeem all your shares or (2) do not redeem any of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


Fund/Class                         1 Year*    3 Years*    5 Years*    10 Years*
--------------------------------------------------------------------------------
 Loomis Sayles High Yield Fund
    Institutional Class (with
     redemption)                    $277        $466        $881       $2,039
    Institutional Class (without
     redemption)                     $77        $466        $881       $2,039
--------------------------------------------------------------------------------
 * EXPENSES SHOWN INCLUDE THE FEE WAIVER/REIMBURSEMENT FOR THE FIRST YEAR OF
EACH PERIOD.
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  INVESTMENT GRADE FIXED INCOME SECURITIES To be considered investment grade quality, at least one major rating agency must have rated the security in one of

                                                        LOOMIS SAYLES FUNDS    9
  its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

  LOWER RATED FIXED INCOME SECURITIES A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.


  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The Fund's achievement of its investment objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.


For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S.

Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES

Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to its shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be

                                                       LOOMIS SAYLES FUNDS    11
prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund could lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also

                                                       LOOMIS SAYLES FUNDS    13
include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

                                                       LOOMIS SAYLES FUNDS    15

In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency exchange transactions may allow the Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

Interest rate or currency swaps involve the Fund entering into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve the Fund buying, selling, or writing (or buying or selling futures contracts) on securities, securities indices, or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as derivatives and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the

                                                       LOOMIS SAYLES FUNDS    17
degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING

Securities lending involves the Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

MANAGEMENT

INVESTMENT ADVISER


The Board of Trustees of Loomis Sayles Funds oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.


Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, of .60% of the Fund's average net assets for these services.

Certain expenses incurred by the Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.

PORTFOLIO MANAGERS

Daniel J. Fuss, President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, and Kathleen C. Gaffney, Vice President of Loomis Sayles Funds and of Loomis Sayles, have served as portfolio managers of the Fund since its inception in 1996. Each has been employed by Loomis Sayles for more than five years.

                                                       LOOMIS SAYLES FUNDS    19

GENERAL INFORMATION

PRICING

The price of the Fund's shares is based on its net asset value ("NAV"). The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of the Fund in several ways:


- BY MAIL You can mail a completed application form, which is available by calling Loomis Sayles at 800-626-9390, along with a check payable to State Street Bank and Trust Company for the amount of your purchase to:



  Boston Financial Data Services
  P.O. Box 8314
  Boston, MA 02266-8314
  Attention: Loomis Sayles Funds


- THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles or Boston Financial Data Services. Your financial adviser may charge you for his or her services.

- THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your financial adviser or by calling Loomis Sayles at 800-626-9390.

- THROUGH A BROKER-DEALER You may purchase shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330).

The Fund sells its shares at the NAV next calculated after Boston Financial Data Services receives a properly completed investment order. Boston Financial Data Services generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

Shares of the Fund may be purchased by (1) cash, (2) exchanging shares of the same Class of any other Fund, provided the value of the shares exchanged meets the investment minimum of the Fund, (3) exchanging securities acceptable to Loomis Sayles, or (4) a combination of such methods. The exchange of securities for shares of the Fund is subject to various restrictions, as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Boston Financial Data Services at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments to the Fund by using the following wire instructions:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA No. 011000028
  DDA 9904-622-9
  (Your account number)
  Attn: Custody and Shareholder Services
  (Name of Fund)

Your bank may charge a fee for transmitting funds by wire.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.


THE FUND IS DESIGNED FOR USE BY INVESTMENT PROFESSIONALS, INCLUDING BUT NOT LIMITED TO INVESTMENT ADVISERS AND BROKER-DEALERS. ACCORDINGLY, PURCHASES OF FUND SHARES ARE SUBJECT TO APPROVAL BY LOOMIS SAYLES.


                                                       LOOMIS SAYLES FUNDS    21

The Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with the Fund, Loomis Sayles has retirement plan forms available.

The minimum initial investment for the Fund generally is $1,000,000. Loomis Sayles Funds may waive this minimum in its sole discretion.

Each subsequent investment must be at least $50.

HOW TO REDEEM SHARES

You can redeem shares of the Fund any day the New York Stock Exchange is open, either through your financial adviser or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or by periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles on a timely basis and may charge you for his or her services.

REDEMPTIONS DIRECTLY FROM THE FUND Boston Financial Data Services must receive your redemption request in proper form before the close of regular trading on the New York Stock Exchange in order for you to receive that day's NAV.

You may make redemptions directly from the Fund either by mail or by telephone.

 - BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

   Boston Financial Data Services, Inc.
   P.O. Box 8314
   Boston, MA 02266
   Attention: Loomis Sayles Funds

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

 - BY TELEPHONE You may redeem shares by calling Boston Financial Data Services at 800-626-9390. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.

   Before Boston Financial Data Services can wire redemption proceeds to your bank account, you must provide specific wire instructions to Boston Financial Data Services at the time you open your account or make any subsequent investments. A wire fee (currently $5) will be deducted from the proceeds of each wire.

   A telephone redemption request must be received by Boston Financial Data Services prior to the close of regular trading on the New York Stock Exchange. If you telephone a redemption request after the Exchange closes or on a day when the Exchange is not open for business, Boston Financial Data Services cannot accept the request, and you must make a new redemption request during regular trading on the Exchange.

   The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if Boston Financial Data Services or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Boston Financial Data Services will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

   The telephone redemption privilege may be modified or terminated by the Fund without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

 - SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-626-9390 for more information or to set up a systematic withdrawal plan.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:

- If you are redeeming shares worth more than $50,000.
- If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
- If the account registration has changed within the past 30 days.
- If you are instructing us to wire the proceeds to a bank account not designated on the application.

Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles in certain cases.

PLEASE REMEMBER THAT A 2.00% REDEMPTION FEE APPLIES TO SHARES OF THE FUND THAT ARE REDEEMED OR EXCHANGED WITHIN ONE YEAR OF PURCHASE. LOOMIS SAYLES

                                                       LOOMIS SAYLES FUNDS    23

MAY, IN ITS DISCRETION, WAIVE THIS REDEMPTION FEE IF LOOMIS SAYLES DETERMINES THAT MINIMAL BROKERAGE AND TRANSACTION COSTS ARE INCURRED IN CONNECTION WITH THE REDEMPTION.

REDEMPTION BY THE FUND If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.

HOW TO EXCHANGE SHARES


You may exchange shares of the Fund for Institutional Class shares of any other Fund in the Loomis Sayles Funds series or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles. The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund.


You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Since excessive exchange activity may interfere with portfolio management and may have an adverse effect on other shareholders of the Fund, the exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market. The Fund reserves the right to terminate or limit your exchange privilege if you make more than four exchanges in a calendar year. The Fund may terminate the exchange privilege upon 60 days' notice to shareholders.

PLEASE REMEMBER THAT A 2.00% REDEMPTION FEE APPLIES TO SHARES OF THE FUND THAT ARE REDEEMED OR EXCHANGED WITHIN ONE YEAR OF PURCHASE. LOOMIS SAYLES MAY, IN ITS DISCRETION, WAIVE THIS REDEMPTION FEE IF LOOMIS SAYLES DETERMINES THAT MINIMAL BROKERAGE AND TRANSACTION COSTS ARE INCURRED IN CONNECTION WITH THE REDEMPTION.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends quarterly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. The Fund typically will make capital gain distributions annually, but the Fund may make more frequent capital gain distributions.

You may choose to:
- Reinvest all distributions in additional shares.
- Receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

For federal income tax purposes, distributions of investment income from the Fund are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that the Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that the Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for non-corporate shareholders).

Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

In addition to income tax on the Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.


This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are included in the Fund's annual report to shareholders, which are available free of charge by calling 800-626-9390.


                                                       LOOMIS SAYLES FUNDS    25

LOOMIS SAYLES HIGH YIELD FUND (INSTITUTIONAL CLASS)


                                                                      Fiscal Year Ended
                                                    -----------------------------------
                                                    Sept. 30,    Sept. 30,     Dec. 31,     Sept. 11** to
                                                         1999        1998*         1997     Dec. 31, 1996
---------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                 $  8.17      $10.12       $10.11          $10.00
                                                     -------      ------       ------          ------
Income from investment operations--
  Net investment income (loss)                          0.91        0.78***      0.83            0.20
  Net realized and unrealized gains (losses) on
    investments                                         0.68       (2.28)        0.27            0.11
                                                     -------      ------       ------          ------
    Total from investment operations                    1.59       (1.50)        1.10            0.31
                                                     -------      ------       ------          ------
Less distributions--
  Dividends from net investment income                 (0.96)      (0.46)       (0.86)          (0.20)
  Distributions from net realized capital gains        (0.21)       0.00        (0.26)           0.00
                                                     -------      ------       ------          ------
    Total distributions                                (1.17)      (0.46)       (1.12)          (0.20)
                                                     -------      ------       ------          ------
Redemption Fees                                         0.02        0.01         0.03            0.00
                                                     -------      ------       ------          ------
Net asset value, end of period                       $  8.61      $ 8.17       $10.12          $10.11
                                                     =======      ======       ======          ======
Total return (%)****                                    21.0       (15.6)+       11.4             3.1+
Net assets, end of period (000)                      $20,150      $6,624       $5,266          $1,939
Ratio of operating expenses to average net
  assets (%)*****                                       0.75        0.75++       0.75            0.75++
Ratio of net investment income (loss) to average
  net assets (%)                                       11.61       10.54++       8.96            8.85++
Portfolio turnover rate (%)                               24          33+          68               0+
Without giving effect to the expense
  limitations:
    Ratio of expenses to average net assets
      would have been (%)                               1.81        2.42++       3.81           12.06++
    Net investment income (loss) per share would
      have been ($)                                     0.83        0.65***      0.54           (0.05)



                    *   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUND'S FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
                   **   COMMENCEMENT OF OPERATIONS ON SEPTEMBER 11, 1996.
                  ***   PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
                 ****   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
                *****   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
                    +   PERIODS LESS THAN ONE YEAR NOT ANNUALIZED.
                   ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.


STANDARD & POOR'S



AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB An obligation rated BB is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC An obligation rated CC is currently highly vulnerable to nonpayment.



C A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but


                                                       LOOMIS SAYLES FUNDS    27
payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.



Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.



Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.



A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                                                       LOOMIS SAYLES FUNDS    29

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund. The SAI and the auditor's report and financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


You may get free copies of these materials, request other information about the Fund and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.


Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com


File No. 811-6241

                                PROSPECTUS
[LOGO]                          FEBRUARY 1, 2000
EQUITY FUNDS

                      LOOMIS SAYLES EMERGING MARKETS FUND


Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY                                  1
  General Information                                1
  Loomis Sayles Emerging Markets Fund                2
  Summary of Principal Risks                         3

EXPENSES OF THE FUND                                 6

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
AND RISK CONSIDERATIONS                              8

MANAGEMENT                                          14
  Investment Adviser                                14
  Portfolio Managers                                14

GENERAL INFORMATION                                 15
  Pricing                                           15
  How to Purchase Shares                            15
  How to Redeem Shares                              16
  Dividends and Distributions                       18
  Tax Consequences                                  19

RISK/RETURN SUMMARY


GENERAL INFORMATION


The following is a summary of certain key information about the Loomis Sayles Emerging Markets Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

This Risk/Return summary describes the Fund's objectives, principal investment strategies, and principal risks. The summary includes a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after this summary.

A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                        LOOMIS SAYLES FUNDS    1

LOOMIS SAYLES EMERGING MARKETS FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund pursues its objective by investing primarily in stocks or other equity securities of issuers located in countries with emerging securities markets. Countries with emerging markets are those that, in the opinion of Loomis Sayles, are emerging as investment markets but have yet to reach a level of maturity associated with developed foreign securities markets. Countries with emerging securities markets include, among others, Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Italy, Jordan, Malaysia, Singapore, South Africa, South Korea, Taiwan, Thailand, and Venezuela.


In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may engage in options and futures transactions, securities lending, and foreign currency hedging transactions and also may invest in Rule 144A securities, when-issued securities, swap transactions, repurchase agreements, and, to the extent permitted by the Investment Company Act of 1940, closed-end investment companies.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

PERFORMANCE No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

Because the Fund will invest significantly in emerging markets, the Fund may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

MARKET RISK

This is the risk that the value of the Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other

                                                        LOOMIS SAYLES FUNDS    3
debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for the Fund when it invests substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies.

LEVERAGING RISK


When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Fund may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Fund faces this risk.


DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.


LIQUIDITY RISK



Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.


MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

                                                        LOOMIS SAYLES FUNDS    5

EXPENSES OF THE FUND

The following tables present the expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The following redemption fee applies to the Fund.

                                   Redemption Fee Imposed on
Fund                              Shares of the Fund Redeemed
                                  within One Year of Purchase
----------------------------------------------------------------
 Loomis Sayles Emerging
Markets Fund                                 2.00%
----------------------------------------------------------------

The redemption fee described in the above table applies only to shares of the Fund that are redeemed within one year of purchase. Loomis Sayles may, in its discretion, waive this redemption fee if Loomis Sayles determines that minimal brokerage and transaction costs are incurred in connection with the redemption.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                                          Fee
                                                  Distribution                      Total Annual        Waiver/
                                  Management       and Service         Other       Fund Operating     Reimburse-        Net
Fund/Class                           Fees         (12b-1) Fees       Expenses*        Expenses          ment**       Expenses**
-------------------------------------------------------------------------------------------------------------------------------
 Loomis Sayles Emerging
 Markets Fund***
    Institutional Class              1.25%            none             2.00%            3.25%            1.00%         2.25%
-------------------------------------------------------------------------------------------------------------------------------
 *    OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
 **   REFLECTS LOOMIS SAYLES' CONTRACTUAL OBLIGATION TO LIMIT THE FUND'S EXPENSES THROUGH FEBRUARY 1, 2001.
 ***  LOOMIS SAYLES MAY PAY CERTAIN BROKER-DEALERS AND FINANCIAL INTERMEDIARIES WHOSE CUSTOMERS ARE EXISTING SHAREHOLDERS OF
      THE FUND A CONTINUING FEE AT AN ANNUAL RATE OF UP TO .25% OF THE VALUE OF THE FUND SHARES HELD FOR THOSE CUSTOMERS'
      ACCOUNTS, ALTHOUGH THIS CONTINUING FEE IS PAID BY LOOMIS SAYLES OUT OF ITS OWN ASSETS AND IS NOT ASSESSED AGAINST THE
      FUND.
-------------------------------------------------------------------------------------------------------------------------------

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then either (1) redeem all your shares or (2) do not redeem any of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


Fund/Class                                      1 year*     3 years*
---------------------------------------------------------------------
 Loomis Sayles Emerging Markets Fund
    Institutional Class (with redemption)         $428        $908
    Institutional Class (without redemption)      $228        $908
---------------------------------------------------------------------
 * EXPENSES SHOWN INCLUDE THE FEE WAIVER/REIMBURSEMENT FOR THE FIRST
YEAR OF EACH PERIOD.


                                                        LOOMIS SAYLES FUNDS    7

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

The Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending upon the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

    GROWTH STOCKS

    Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Fund generally invests a significant portion of its assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

    VALUE STOCKS

    Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. The Fund also may invest in value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are foreign securities. The Fund may invest any portion of its assets in foreign securities.

Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for

                                                        LOOMIS SAYLES FUNDS    9
distribution to shareholders of the Fund may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve the Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the

Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options

                                                       LOOMIS SAYLES FUNDS    11
that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the U.S. and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

SECURITIES LENDING

Securities lending involves the Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

WHEN-ISSUED SECURITIES

A "when-issued" security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

REPURCHASE AGREEMENTS

A repurchase agreement involves the Fund buying securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SWAP TRANSACTIONS

The Fund may enter into interest rate or currency swaps. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

CLOSED-END INVESTMENT COMPANIES


A closed-end investment company is a fund that does not redeem its shares on a daily basis. As a result, an investment in a closed-end investment company may be less liquid than an investment that can be sold any time the Fund decides to sell. Since the value of a closed-end investment company is based on the value of the individual securities it holds, a closed-end investment company's value will fall if the value of its underlying securities declines. As a shareholder in a closed-end investment company, the Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.


                                                       LOOMIS SAYLES FUNDS    13

MANAGEMENT

INVESTMENT ADVISER


The Board of Trustees of Loomis Sayles Funds oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts.


Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, at the annual rate of 1.25% of its average net assets for these services.

Certain expenses incurred by the Fund would be higher if not for Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.

PORTFOLIO MANAGERS


Alex Muromcew, John Tribolet, and Eswar Menon, Vice Presidents of Loomis Sayles and of Loomis Sayles Funds, have served as portfolio managers of the Fund since its inception in 1999. Prior to joining Loomis Sayles in 1999, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. From 1993 to 1996, he was an investment analyst with Teton Partners L.P. Prior to joining Loomis Sayles in 1999, Mr. Tribolet was a portfolio manager at Nicholas Applegate Capital Management since 1997. From 1995 to 1997, he was a full-time MBA student at the University of Chicago. Prior to 1995, he spent three years as an investment banker, most recently at PaineWebber Inc. Prior to joining Loomis Sayles in 1999, Mr. Menon was a portfolio manager at Nicholas Applegate Capital Management since 1995. From 1990 to 1995, he was employed as an equity analyst by Koaneman Management and as a senior engineer by Integrated Device Technology.

GENERAL INFORMATION

PRICING

The price of the Fund's shares is based on its net asset value ("NAV"). The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of the Fund in several ways:

- BY MAIL You can mail a completed application form, which is available by calling Loomis Sayles at 800-626-9390, along with a check payable to State Street Bank and Trust Company for the amount of your purchase to:


  State Street Bank and Trust Company
 P.O. Box 1978
 Boston, MA 02105
 Attention: Loomis Sayles Funds

- THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles or State Street Bank and Trust Company. Your financial adviser may charge you for his or her services.

- THROUGH A BROKER-DEALER You may purchase shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330).


The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order. State Street Bank and Trust Company generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

                                                       LOOMIS SAYLES FUNDS    15

Shares of the Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles, or (3) a combination of such methods. The exchange of securities for shares of the Fund is subject to various restrictions, as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to State Street Bank and Trust Company at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments to the Fund by using the following wire instructions:

 State Street Bank and Trust Company
 225 Franklin Street
 Boston, MA 02110
 ABA No. 011000028
 DDA 9904-622-9
 (Your account number)
 Attn: Custody and Shareholder Services
 (Name of Fund)

Your bank may charge a fee for transmitting funds by wire.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

The Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with the Fund, Loomis Sayles has retirement plan forms available.

The minimum initial investment for the Fund generally is $5,000. Loomis Sayles Funds may waive this minimum in its sole discretion.

Each subsequent investment must be at least $50.

HOW TO REDEEM SHARES

You can redeem shares of the Fund any day the New York Stock Exchange is open, either through your financial adviser or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or by periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles on a timely basis and may charge you for his or her services.

REDEMPTIONS DIRECTLY FROM THE FUND State Street Bank and Trust Company must receive your redemption request in proper form before the close of regular trading on the New York Stock Exchange in order for you to receive that day's NAV.

You may make redemptions directly from the Fund either by mail or by telephone.
- BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

  State Street Bank and Trust Company
 P.O. Box 1978
 Boston, MA 02105
 Attention: Loomis Sayles Funds

  If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.


- BY TELEPHONE You may redeem shares by calling Loomis Sayles at 800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.


  Before State Street Bank and Trust Company can wire redemption proceeds to your bank account, you must provide specific wire instructions to State Street Bank and Trust Company at the time you open your account or make any subsequent investments. A wire fee (currently $5) will be deducted from the proceeds of each wire.

  A telephone redemption request must be received by State Street Bank and Trust Company prior to the close of regular trading on the New York Stock Exchange. If you telephone a redemption request after the Exchange closes or on a day

                                                       LOOMIS SAYLES FUNDS    17
  when the Exchange is not open for business, State Street Bank and Trust Company cannot accept the request, and you must make a new redemption request during regular trading on the Exchange.

  The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if State Street Bank and Trust Company or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, State Street Bank and Trust Company will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

  The telephone redemption privilege may be modified or terminated by the Fund without notice.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:
- If you are redeeming shares worth more than $50,000.
- If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
- If the account registration has changed within the past 30 days.
- If you are instructing us to wire the proceeds to a bank account not designated on the application.

Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles in certain cases.

PLEASE REMEMBER THAT A 2.00% REDEMPTION FEE APPLIES TO SHARES OF THE FUND THAT ARE REDEEMED WITHIN ONE YEAR OF PURCHASE. LOOMIS SAYLES MAY, IN ITS DISCRETION, WAIVE THIS REDEMPTION FEE IF LOOMIS SAYLES DETERMINES THAT MINIMAL BROKERAGE AND TRANSACTION COSTS ARE INCURRED IN CONNECTION WITH THE REDEMPTION.

REDEMPTION BY THE FUND If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays its net investment income to shareholders as dividends annually. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. The Fund typically will make capital gain distributions annually, but the Fund may make more frequent capital gain distributions.

You may choose to:
- Reinvest all distributions in additional shares.
- Receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

For federal income tax purposes, distributions of investment income from the Fund are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that the Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that the Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for noncorporate shareholders).

Distributions of income and capital gains are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's yield on these securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

In addition to income tax on the Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation.

                                                       LOOMIS SAYLES FUNDS    19

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.


You may get free copies of the SAI, request other information about the Fund and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.


Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com


File No. 811-6241

                                PROSPECTUS
[LOGO]                          FEBRUARY 1, 2000
FIXED INCOME FUNDS

                    LOOMIS SAYLES INVESTMENT GRADE BOND FUND

                                   (CLASS J)


Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY                                  1
  General Information                                1
  Loomis Sayles Investment Grade Bond Fund           2
  Summary of Principal Risks                         4

EXPENSES OF THE FUND                                 7

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
AND RISK CONSIDERATIONS                              8

MANAGEMENT                                          18
  Investment Adviser                                18
  Portfolio Manager                                 18
  Service and Distribution Plan                     18
  Sales Charge                                      18

GENERAL INFORMATION                                 20
  Pricing                                           20
  How to Purchase Shares                            20
  How to Redeem Shares                              21
  Dividends and Distributions                       22
  Tax Consequences                                  22

FINANCIAL HIGHLIGHTS                                23

APPENDIX A                                          25

RISK/RETURN SUMMARY


GENERAL INFORMATION


The following is a summary of certain key information about Class J shares of the Loomis Sayles Investment Grade Bond Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

This Risk/Return summary describes the Fund's objective, principal investment strategies, principal risks, and performance. The summary includes a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after this summary.

A more detailed descriptions of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                        LOOMIS SAYLES FUNDS    1

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.


In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, swap transactions, and securities lending.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Interest rate risk generally is greater for Funds, such as the Loomis Sayles Investment Grade Bond Fund, that invest in fixed income securities with relatively long maturities than for Funds that invest in fixed income securities with shorter maturities.


BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares. The annual returns shown in the bar chart do not reflect sales charges and additional expenses borne by Class J shares of the Fund. If these sales charges and additional expenses were reflected, returns would be less than those shown.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997  14.50%
1998   3.30%
1999   3.90%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 6.6% (SECOND QUARTER, 1997), AND THE FUND'S WORST QUARTER WAS DOWN 3.3% (THIRD QUARTER, 1998).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government/Corporate Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index. The annual return figures shown in this table for Class J shares of the Fund reflect the effect of sales charges and additional expenses borne by Class J shares.



                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                                                     of the Fund
                                                           1 Year    (12/31/96)
--------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
  Class J                                                     -0.1%         5.7%
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX               -2.2%         5.5%



FOR PERIODS BEFORE THE INCEPTION OF CLASS J SHARES (MAY 24, 1999), PERFORMANCE SHOWN FOR CLASS J SHARES IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY CLASS J SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


                                                        LOOMIS SAYLES FUNDS    3

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects the Fund. Increases in interest rates may cause the value of the Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Loomis Sayles Investment Grade Bond Fund, are subject to interest rate risk.

Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities, such as the Loomis Sayles Investment Grade Bond Fund, than for funds that invest in fixed income securities with shorter maturities.

Interest rate risk is compounded for the Fund when it invests a significant portion of its assets in mortgage-related securities or other asset-backed securities. The value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for the Fund if it invests in lower rated fixed income securities ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

If the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk because of these investments.

If the Fund invests in foreign securities, it is subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of the Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.


LEVERAGING RISK



When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are


                                                        LOOMIS SAYLES FUNDS    5
compounded. Since the Fund may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Fund faces this risk.


DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If the Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.


LIQUIDITY RISK



Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.


MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

EXPENSES OF THE FUND

The following tables present the expenses that you would pay if you buy and hold Class J shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



The following shareholder fees apply to Class J shares of the Fund.



                                  Maximum Sales Charge (Load)
Class of Fund Shares               Imposed on Purchases (as a
                                 percentage of offering price)
----------------------------------------------------------------
 Class J                                     3.50%
----------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                  Distribution                      Total Annual          Fee
                                  Management       and Service         Other       Fund Operating       Waiver/         Net
Fund/Class                           Fees         (12b-1) Fees       Expenses         Expenses      Reimbursement*   Expenses*
-------------------------------------------------------------------------------------------------------------------------------
 Loomis Sayles Investment
 Grade Bond Fund
    Class J                          .40%             .75%             1.01%            2.16%            .86%          1.30%
-------------------------------------------------------------------------------------------------------------------------------
 * Reflects Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.
-------------------------------------------------------------------------------------------------------------------------------



EXAMPLE



The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.



Fund/Class                                      1 year*     3 years*    5 years*   10 years*
---------------------------------------------------------------------------------------------
 Loomis Sayles Investment Grade Bond Fund
    Class J                                       $478        $922       $1,393      $2,690
---------------------------------------------------------------------------------------------
 * EXPENSES SHOWN INCLUDE THE FEE WAIVER/REIMBURSEMENT FOR THE FIRST YEAR OF EACH PERIOD.
---------------------------------------------------------------------------------------------


                                                        LOOMIS SAYLES FUNDS    7

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

    INVESTMENT GRADE FIXED INCOME SECURITIES

    To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

    LOWER RATED FIXED INCOME SECURITIES

    A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.


    Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower rated fixed income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.


For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other

                                                        LOOMIS SAYLES FUNDS    9

U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES

Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In

                                                       LOOMIS SAYLES FUNDS    11
the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund could lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

                                                       LOOMIS SAYLES FUNDS    13

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency exchange transactions may allow the Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

Interest rate or currency swaps involve the Fund entering into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve the Fund buying, selling, or writing (or buying or selling futures contracts) on securities, securities indices, or currencies. The Fund may engage in these transactions either to enhance investment return or

                                                       LOOMIS SAYLES FUNDS    15
to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as derivatives and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING

Securities lending involves the Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

                                                       LOOMIS SAYLES FUNDS    17

MANAGEMENT

INVESTMENT ADVISER


The Board of Trustees of Loomis Sayles Funds oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.


Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, at an annual rate of .40% of the Fund's average net assets for these services.

Certain expenses incurred by the Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.

PORTFOLIO MANAGER

Daniel J. Fuss, President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1996. Mr. Fuss has been employed by Loomis Sayles since 1976.


SERVICE AND DISTRIBUTION PLAN



The Fund has adopted a service and distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay the distributor a monthly service fee of .25% of the Fund's average daily net assets attributable to Class J shares and a monthly distribution fee of .50% of the Fund's average daily net assets attributable to Class J shares. The distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal service to you or for maintaining shareholder accounts. The distributor may pay all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares as distribution fees in connection with the sale of the Fund's shares. The distributor retains the balance of these fees as compensation for its services as distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGE

A sales charge of 3.50% of the Fund's offering price will apply each time you purchase shares of the Fund. This sales charge is not imposed on shares purchased with reinvested dividends or other distributions.

The price you pay will be the per share net asset value ("NAV") next calculated after a proper investment order is received by Loomis Sayles Funds' transfer or other agent or subagent plus the 3.50% sales charge (the public offering price), which is 3.63% of the net amount invested. The amount reallowed to broker-dealers is 3.00% as a percentage of the public offering price. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the distributor.

                                                       LOOMIS SAYLES FUNDS    19

GENERAL INFORMATION

PRICING

The price of the Fund's shares is based on its NAV, plus the sales charge described previously. The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of the Fund through a broker-dealer. You may purchase shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330).

The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company generally must receive a properly completed order before the close of regular trading on the New York Stock Exchange for shares to be bought or sold at the Fund's NAV on that day.
- BY CHECK All purchases made by check through a broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company. When you make an investment by check through your broker-dealer, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

- BY WIRE Your broker-dealer also may wire your initial and subsequent investments to the Fund by using the following wire instructions:

 State Street Bank and Trust Company
 225 Franklin Street
 Boston, MA 02110
 ABA No. 011000028
 DDA 4133-408-7
 Attn: Custody and Shareholder Services
 (Name of Fund)

Your broker-dealer may charge a fee for transmitting funds by wire.

The Fund and the distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason that the Fund or the distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the New York Stock Exchange is open for business.

The distributor may accept telephone orders from broker-dealers who have been previously approved by the distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the distributor promptly. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

HOW TO REDEEM SHARES

You can redeem shares of the Fund through your broker-dealer any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be wired to your broker-dealer on the third business day after your request is received. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

                                                       LOOMIS SAYLES FUNDS    21

To redeem shares, send a signed letter of instruction to your broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be redeemed. Your broker-dealer will send your redemption request to State Street Bank and Trust Company.

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

Before State Street Bank and Trust Company can wire redemption proceeds to your bank account, your broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

REDEMPTION BY THE FUND If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund generally declares dividends daily and makes payments monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may be made more frequently. Loomis Sayles Funds' trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:
- Reinvest all distributions in additional shares.
- Receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state, or local tax consequences. You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation, including, for foreign shareholders, the possible imposition of U.S. income withholding tax at rates of up to 30% on all Fund distributions other than capital gain distributions.

For U.S. federal income tax purposes, distributions of investment income from the Fund are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that the Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that the Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for non-corporate shareholders).

Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

In addition to income tax on the Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.


This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are included in the Fund's annual reports to shareholders, which are available free of charge by calling 800-633-3330.


                                                       LOOMIS SAYLES FUNDS    23

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (CLASS J SHARES)


                                                                         May 24* to
                                                                     Sept. 30, 1999
-----------------------------------------------------------------------------------

Net asset value, beginning of period                                     $ 10.29
                                                                         -------
Income from investment operations--
  Net investment income (loss)                                              0.21
  Net realized and unrealized gains (losses) on investments                (0.36)
                                                                         -------
    Total from investment operations                                       (0.15)
                                                                         -------
Less distributions--
  Dividends from net investment income                                     (0.19)
                                                                         -------
Net asset value, end of period                                           $  9.95
                                                                         =======
Total return (%)**                                                          (1.5)+
Net assets, end of period (000)                                          $16,307
Ratio of operating expenses to average net assets (%)***                    1.30++
Ratio of net investment income (loss) to average net assets (%)             6.11++
Portfolio turnover rate (%)                                                   42+
Without giving effect to the expense limitations:
  Ratio of expenses to average net assets would have been (%)               2.16++
  Net investment income (loss) per share would have been ($)                0.18



*   COMMENCEMENT OF OPERATIONS ON MAY 24, 1999.


** TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. TOTAL RETURN DOES NOT INCLUDE THE EFFECT OF ANY FRONT END SALES CHARGES.


*** THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.


+   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.


++  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

APPENDIX A


DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.



STANDARD & POOR'S



AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB An obligation rated 'BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.



C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but


                                                       LOOMIS SAYLES FUNDS    25
payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.



Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



MOODY'S INVESTORS SERVICE, INC.



Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.



A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                                                       LOOMIS SAYLES FUNDS    27

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund. The SAI and the auditor's report and financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


You may get free copies of these materials, request other information about the Fund and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.



You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.



Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com


File No. 811-6241

                                PROSPECTUS
[LOGO]                          FEBRUARY 1, 2000
FIXED INCOME FUNDS

                        LOOMIS SAYLES MANAGED BOND FUND


Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY                                  1
  General Information                                1
  Loomis Sayles Managed Bond Fund                    2
  Summary of Principal Risks                         4

EXPENSES OF THE FUND                                 7

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
AND RISK CONSIDERATIONS                              8

MANAGEMENT                                          17
  Investment Adviser                                17
  Portfolio Managers                                17
  Service and Distribution Plan                     17
  Sales Charge                                      18

GENERAL INFORMATION                                 19
  Pricing                                           19
  How to Purchase Shares                            19
  How to Redeem Shares                              20
  Dividends and Distributions                       21
  Tax Consequences                                  21

  FINANCIAL HIGHLIGHTS                              22

  APPENDIX A                                        24

RISK/RETURN SUMMARY


GENERAL INFORMATION


The following is a summary of certain key information about the Loomis Sayles Managed Bond Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

This Risk/Return summary describes the Fund's objective, principal investment strategies, principal risks, and performance. The summary includes a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after this summary.

A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

The Risk/Return summary includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk of an investment in the Fund by showing how the Fund's average annual returns for one year and over the life of the Fund compared to those of a broad-based securities market index.

The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                        LOOMIS SAYLES FUNDS    1

LOOMIS SAYLES MANAGED BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.


The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).


BAR CHART The following bar chart shows the Fund's annual performance. The annual return shown in the bar chart does not reflect sales charges. If sales charges were reflected, the return would be less than that shown.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999  1.70%

THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 3.9% (FIRST QUARTER, 1999), AND THE FUND'S WORST QUARTER WAS DOWN 2.0% (SECOND QUARTER, 1999).


PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government/Corporate Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index. The annual return figures shown for the Fund in this table reflect the effect of sales charges.



                                           AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
----------------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                            1 year            (10/1/98)
----------------------------------------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND                                  -0.9%           2.4%
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX                  -2.2%          -1.1%(1)


THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.

---------------------------

(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.
                                                        LOOMIS SAYLES FUNDS    3

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects the Fund. Increases in interest rates may cause the value of the Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Loomis Sayles Managed Bond Fund, are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities.

Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities than for funds that invest in fixed income securities with shorter maturities.

Interest rate risk is compounded if the Fund invests a significant portion of its assets in mortgage-related or other asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for the Fund if it invests a significant portion of its assets in lower rated fixed income securities ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

If the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), it may be subject to greater credit risk because of these investments.

If the Fund invests a significant portion of its assets in foreign securities, it may be subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of the Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, it could lose its entire foreign investment.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.


LEVERAGING RISK



When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are


                                                        LOOMIS SAYLES FUNDS    5
compounded. Since the Fund may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Fund faces this risk.


DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.


LIQUIDITY RISK



Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.


MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

EXPENSES OF THE FUND

The following tables present the expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The following shareholder fees apply to the Fund.

                                  Maximum Sales Charge (Load)
Fund                               Imposed on Purchases (as a
                                 percentage of offering price)
----------------------------------------------------------------
 Loomis Sayles Managed Bond
Fund                                         2.50%
----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                  Distribution                      Total Annual          Fee
                                  Management       and Service         Other       Fund Operating       Waiver/         Net
Fund                                 Fees         (12b-1) Fees       Expenses         Expenses      Reimbursement*   Expenses*
-------------------------------------------------------------------------------------------------------------------------------
 Loomis Sayles Managed Bond
 Fund                                .60%             .75%             .68%             2.03%            .53%          1.50%
-------------------------------------------------------------------------------------------------------------------------------
 * REFLECTS LOOMIS SAYLES' CONTRACTUAL OBLIGATION TO LIMIT THE FUND'S EXPENSES THROUGH FEBRUARY 1, 2001.
-------------------------------------------------------------------------------------------------------------------------------


EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


Fund                                            1 year*     3 years*    5 years*   10 years*
---------------------------------------------------------------------------------------------
 Loomis Sayles Managed Bond Fund                  $399        $821       $1,268      $2,508
---------------------------------------------------------------------------------------------
 * EXPENSES SHOWN FOR THE FUND INCLUDE THE FEE WAIVER/REIMBURSEMENT FOR THE FIRST YEAR OF
EACH PERIOD.
---------------------------------------------------------------------------------------------


                                                        LOOMIS SAYLES FUNDS    7

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.


FIXED INCOME SECURITIES


Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

    INVESTMENT GRADE FIXED INCOME SECURITIES

    To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

    LOWER RATED FIXED INCOME SECURITIES

    A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.


    Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower rated fixed income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.



For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.


U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other

                                                        LOOMIS SAYLES FUNDS    9

U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES

Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In

                                                       LOOMIS SAYLES FUNDS    11
the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund could lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular

                                                       LOOMIS SAYLES FUNDS    13
commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency exchange transactions may allow the Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

Interest rate or currency swaps involve the Fund entering into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will segregate liquid assets at its custodial bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve the Fund buying, selling, or writing (or buying or selling futures contracts) on securities, securities indices, or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as derivatives and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the

                                                       LOOMIS SAYLES FUNDS    15
settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

MANAGEMENT

INVESTMENT ADVISER


The Board of Trustees of Loomis Sayles Funds oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.


Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, at an annual rate of .60% of the Fund's average net assets for these services.

Certain expenses incurred by the Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.

PORTFOLIO MANAGERS

Daniel J. Fuss, President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1998. Kathleen C. Gaffney, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as associate portfolio manager of the Fund since its inception in 1998. Each has been employed by Loomis Sayles for more than five years.


SERVICE AND DISTRIBUTION PLAN



The Fund has adopted a service and distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay the distributor a monthly service fee of .25% and a monthly distribution fee of .50% of the Fund's average net assets. The distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal service to you or maintaining shareholder accounts. The distributor may pay all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares as distribution fees in connection with the sale of the Fund's shares. The distributor retains the balance of these fees as compensation for its services as distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                                                       LOOMIS SAYLES FUNDS    17

SALES CHARGE

A sales charge of 2.50% of the Fund's offering price will apply each time you purchase shares of the Fund. This sales charge is not imposed on shares purchased with reinvested dividends or other distributions.

The price you pay will be the per share net asset value ("NAV") next calculated after a proper investment order is received by Loomis Sayles Funds' transfer or other agent or subagent plus the 2.50% sales charge (the public offering price), which is 2.56% of the net amount invested. The amount reallowed to broker-dealers is 2.00% as a percentage of the public offering price. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the distributor.

GENERAL INFORMATION

PRICING

The price of the Fund's shares is based on its NAV, plus the sales charge described previously. The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of the Fund through a broker-dealer. You may purchase shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330).

The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company generally must receive a properly completed order before the close of regular trading on the New York Stock Exchange for shares to be bought or sold at the Fund's NAV on that day.
- BY CHECK All purchases made by check through your broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company. When you make an investment by check through your broker-dealer, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

                                                       LOOMIS SAYLES FUNDS    19

- BY WIRE Your broker-dealer also may wire your initial and subsequent investments to the Fund by using the following wire instructions:

  State Street Bank and Trust Company
 225 Franklin Street
 Boston, MA 02110
 ABA No. 011000028
 DDA 4133-408-7
 Attn: Custody and Shareholder Services
 (Name of Fund)

Your broker-dealer may charge a fee for transmitting funds by wire.

The Fund and the distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason that the Fund or the distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the New York Stock Exchange is open for business.

The distributor may accept telephone orders from broker-dealers who have been previously approved by the distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the distributor promptly. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

HOW TO REDEEM SHARES

You can redeem shares of the Fund through your broker-dealer any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be wired to your broker-dealer on the third business day after your request is received. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

To redeem shares, send a signed letter of instruction to your broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be redeemed. Your broker-dealer will send your redemption request to State Street Bank and Trust Company.

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

Before State Street Bank and Trust Company can wire redemption proceeds to your bank account, your broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

REDEMPTION BY THE FUND If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may be made more frequently. The Fund normally pays distributions to investors who own shares of the Fund as of the 22nd day of each month. Loomis Sayles Funds' trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:
- Reinvest all distributions in additional shares.
- Receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state, or local tax consequences. You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation, including, for foreign shareholders, the possible imposition of U.S. income withholding tax at rates of up to 30% on all Fund distributions other than capital gain distributions.

For U.S. federal income tax purposes, distributions of investment income from the Fund are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that the Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the

                                                       LOOMIS SAYLES FUNDS    21
sale of securities that the Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for non-corporate shareholders).

Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

In addition to income tax on the Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.


This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are included in the Fund's annual reports to shareholders, which are available free of charge by calling 800-633-3330.

LOOMIS SAYLES MANAGED BOND FUND


-----------------------------------------------------------------------------------
                                                                      Oct. 1, 1998*
                                                                                 to
                                                                     Sept. 30, 1999
-----------------------------------------------------------------------------------

Net asset value, beginning of period                                    $  9.95
                                                                        -------
Income from investment operations--
  Net investment income (loss)                                             0.68
  Net realized and unrealized gains (losses) on investments               (0.22)
                                                                        -------
    Total from investment operations                                       0.46
                                                                        -------
Less distributions--
  Dividends from net investment income                                    (0.62)
                                                                        -------
Net asset value, end of period                                          $  9.79
                                                                        =======
Total return (%)**                                                          4.6+
Net assets, end of period (000)                                         $34,264
Ratio of operating expenses to average net assets (%)***                   1.50++
Ratio of net investment income (loss) to average net assets (%)            6.77++
Portfolio turnover rate (%)                                                  34+
Without giving effect to the expense limitations:
  Ratio of expenses to average net assets would have been (%)              2.03++
  Net investment income (loss) per share would have been ($)               0.63

  *   COMMENCEMENT OF OPERATIONS ON OCTOBER 1, 1998.
  **   TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
       REDUCED ITS ADVISORY FEES AND/ OR BORNE OTHER OPERATING
       EXPENSES. TOTAL RETURN DOES NOT INCLUDE THE EFFECT OF ANY
       FRONT END SALES CHARGES FOR THE FUND.
  ***  THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE
       FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
       REIMBURSEMENT, THE FUND'S RATIO OF OPERATING EXPENSES
       WOULD HAVE BEEN HIGHER.
  +   PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
  ++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.


STANDARD & POOR'S



AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB An obligation rated 'BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.



C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.



Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



MOODY'S INVESTORS SERVICE, INC.



Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.



A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements


                                                       LOOMIS SAYLES FUNDS    25
may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund. The SAI and the auditor's report and financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


You may get free copies of these materials, request other information about the Fund and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.



You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.



Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com



File No. 811-6241

                        PROSPECTUS
[LOGO]                  FEBRUARY 1,
EQUITY FUNDS            2000

                      LOOMIS SAYLES AGGRESSIVE GROWTH FUND
                         LOOMIS SAYLES CORE VALUE FUND
                      LOOMIS SAYLES GLOBAL TECHNOLOGY FUND
                           LOOMIS SAYLES GROWTH FUND
                    LOOMIS SAYLES INTERNATIONAL EQUITY FUND
                        LOOMIS SAYLES MID-CAP VALUE FUND
                      LOOMIS SAYLES SMALL CAP GROWTH FUND
                       LOOMIS SAYLES SMALL CAP VALUE FUND
                          LOOMIS SAYLES WORLDWIDE FUND


Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY                                               1
  General Information                                             1
  Loomis Sayles Aggressive Growth Fund                            2
  Loomis Sayles Core Value Fund                                   4
  Loomis Sayles Global Technology Fund                            6
  Loomis Sayles Growth Fund                                       7
  Loomis Sayles International Equity Fund                         9
  Loomis Sayles Mid-Cap Value Fund                               11
  Loomis Sayles Small Cap Growth Fund                            13
  Loomis Sayles Small Cap Value Fund                             15
  Loomis Sayles Worldwide Fund                                   17
  Summary of Principal Risks                                     19

EXPENSES OF THE FUNDS                                            22

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
AND RISK CONSIDERATIONS                                          24

MANAGEMENT                                                       32
  Investment Adviser                                             32
  Portfolio Managers                                             32
  Service and Distribution Plans and Administrative and
  Other Fees                                                     34

GENERAL INFORMATION                                              35
  Pricing                                                        35
  How to Purchase Shares                                         35
  How to Redeem Shares                                           37
  How to Exchange Shares                                         39
  Dividends and Distributions                                    39
  Tax Consequences                                               39

FINANCIAL HIGHLIGHTS                                             40

RISK/RETURN SUMMARY


GENERAL INFORMATION


The following is a summary of certain key information about the Loomis Sayles Equity Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

This Risk/Return summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. The summary for each Fund includes a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after this summary.

More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

The Risk/Return summary includes bar charts showing the Funds' annual returns and tables showing the Funds' average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:
- how the Fund's performance varied from year to year over the life of the Fund; and
- how the Fund's average annual returns for one year, five years, and over the life of the Fund compared to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                        LOOMIS SAYLES FUNDS    1

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Mid-Cap Growth Index, although the Fund may invest in companies of any size.


In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);

- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);

- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares. Until May 7, 1999, the Fund's name was the Loomis Sayles Mid-Cap Growth Fund.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997   22.7%
1998   11.6%
1999  197.8%

THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 83.4% (FOURTH QUARTER, 1999), AND THE FUND'S WORST QUARTER WAS DOWN 16.1% (THIRD QUARTER, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund to the Russell Mid-Cap Growth Index, a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


                                   AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------------
                                                                              Since
                                                                            Inception
                                                                 1 Year     (12/31/96)
--------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                                             197.8%         59.7%
  Retail Class                                                    196.9%         59.3%
RUSSELL MID-CAP GROWTH INDEX                                       51.3%         29.8%


THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.

                                                        LOOMIS SAYLES FUNDS    3

LOOMIS SAYLES CORE VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests substantially all of its assets in common stocks or their equivalent. The Fund invests primarily in medium-sized and large-sized companies, although it may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that Loomis Sayles believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that Loomis Sayles believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that Loomis Sayles believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.


The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in real estate investment trusts and Rule 144A securities.


PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  14.1%
1993  11.9%
1994  -0.9%
1995  35.2%
1996  21.2%
1997  29.2%
1998  10.5%
1999  -1.3%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 15.7% (FOURTH QUARTER, 1998), AND THE FUND'S WORST QUARTER WAS DOWN 12.9% (THIRD QUARTER, 1999).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------
                                                                                          Since
                                                                                        Inception
                                                                 1 Year     5 Years     (5/13/91)
-------------------------------------------------------------------------------------------------
LOOMIS SAYLES CORE VALUE FUND
  Institutional Class                                             -1.3%       18.2%       14.1%
  Retail Class                                                    -1.6%       18.0%       14.0%
STANDARD & POOR'S 500 INDEX                                       21.0%       28.6%       19.4%(1)



FOR PERIODS BEFORE THE INCEPTION OF RETAIL CLASS SHARES (DECEMBER 31, 1996), PERFORMANCE SHOWN FOR THE RETAIL CLASS IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY RETAIL CLASS SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


---------------------------

(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

                                                        LOOMIS SAYLES FUNDS    5

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities of technology companies located in the United States or abroad. Technology companies include any companies that Loomis Sayles believes extensively use technology in their product development or operations.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.


The Fund may engage in options and futures transactions and foreign currency hedging transactions and also may invest in securities from issuers located in countries with emerging securities markets.


PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- technology risk (the risk that the value of the Fund's shares will fall more as a result of adverse developments affecting the technology industries than shares of Funds that invest in a broader range of industries);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);

- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);

- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

PERFORMANCE No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

LOOMIS SAYLES GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests substantially all of its assets in common stocks or their equivalent. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles first seeks to identify well-managed companies that Loomis Sayles believes have a leading position within their industry. Loomis Sayles then targets those companies that Loomis Sayles believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.

Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that Loomis Sayles believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.


The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.


The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

                                                        LOOMIS SAYLES FUNDS    7

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   3.9%
1993   9.2%
1994  -3.7%
1995  30.9%
1996  19.9%
1997  24.5%
1998  12.9%
1999  42.5%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 33.2% (FOURTH QUARTER, 1999), AND THE FUND'S WORST QUARTER WAS DOWN 16.0% (THIRD QUARTER, 1998).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------
                                                                                          Since
                                                                                        Inception
                                                                 1 Year     5 Years     (5/16/91)
-------------------------------------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND
  Institutional Class                                              42.5%       25.7%        18.4%
  Retail Class                                                     42.2%       25.6%        18.3%
STANDARD & POOR'S 500 INDEX                                        21.0%       28.6%     19.4%(1)



FOR PERIODS BEFORE THE INCEPTION OF RETAIL CLASS SHARES (DECEMBER 31, 1996), PERFORMANCE SHOWN FOR THE RETAIL CLASS IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY RETAIL CLASS SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


---------------------------

(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities issued by companies headquartered or organized outside the United States. The Fund generally focuses on stocks of larger companies, but the Fund may invest in securities issued by companies of any size and in securities from countries with emerging markets.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may engage in foreign currency hedging transactions and options and futures transactions and also may invest in real estate investment trusts, Rule 144A securities and, to the extent permitted by the Investment Company Act of 1940, securities of closed-end investment companies.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

                                                        LOOMIS SAYLES FUNDS    9

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  -5.1%
1993  38.5%
1994  -1.8%
1995   8.7%
1996  18.3%
1997  -1.0%
1998   9.3%
1999  90.2%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 65.8% (FOURTH QUARTER, 1999), AND THE FUND'S WORST QUARTER WAS DOWN 12.7% (THIRD QUARTER, 1998).


PERFORMANCE TABLE The following table compares the performance of the Fund to the MSCI EAFE Index, an index that tracks the performance of more than 1,000 foreign stocks from 20 countries. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


                                              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------
                                                                                          Since
                                                                                        Inception
                                                                 1 Year     5 Years     (5/10/91)
-------------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
  Institutional Class                                              90.2%       21.5%       15.8%
  Retail Class                                                     89.5%       21.3%       15.6%
MSCI EAFE INDEX                                                    27.0%       12.8%    10.4%(1)


FOR PERIODS BEFORE THE INCEPTION OF RETAIL CLASS SHARES (DECEMBER 31, 1996), PERFORMANCE SHOWN FOR RETAIL CLASS SHARES IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY RETAIL CLASS SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.

---------------------------
(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

LOOMIS SAYLES MID-CAP VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Standard & Poor's Mid-Cap 400 Index.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that Loomis Sayles believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that Loomis Sayles believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that Loomis Sayles believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.


The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, closed-end investment companies.


PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

                                                       LOOMIS SAYLES FUNDS    11

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997  26.3%
1998   2.9%
1999   6.7%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 17.6% (FOURTH QUARTER, 1998), AND THE FUND'S WORST QUARTER WAS DOWN 19.0% (THIRD QUARTER, 1998).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Standard & Poor's Mid-Cap 400 Index, an index that tracks the performance of stocks of 400 mid-sized companies. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                   AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------------
                                                                              Since
                                                                            Inception
                                                                 1 Year     (12/31/96)
--------------------------------------------------------------------------------------
LOOMIS SAYLES MID-CAP VALUE FUND
  Institutional Class                                               6.7%        11.5%
  Retail Class                                                      6.5%        11.2%
STANDARD & POOR'S MID-CAP 400 INDEX                                14.7%        21.8%



THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.

LOOMIS SAYLES SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in larger companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.


The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in Rule 144A securities.


PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

                                                       LOOMIS SAYLES FUNDS    13

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997  19.4%
1998  18.7%
1999  91.8%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 54.0% (FOURTH QUARTER, 1999), AND THE FUND'S WORST QUARTER WAS DOWN 21.9% (THIRD QUARTER, 1998).


PERFORMANCE TABLE The following table compares the performance of the Fund to the Russell 2000 Index. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


                                   AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------------
                                                                              Since
                                                                            Inception
                                                                 1 Year     (12/31/96)
--------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                                              91.8%        39.6%
  Retail Class                                                     91.3%        39.3%
RUSSELL 2000 INDEX                                                 43.1%        17.8%


THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.

LOOMIS SAYLES SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalents.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in larger companies.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that Loomis Sayles believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that Loomis Sayles believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that Loomis Sayles believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.


The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in real estate investment trusts, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, securities of closed-end investment companies.


PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

                                                       LOOMIS SAYLES FUNDS    15

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  13.1%
1993  24.7%
1994  -8.2%
1995  32.1%
1996  30.4%
1997  26.0%
1998  -1.1%
1999   0.4%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 18.1% (FOURTH QUARTER, 1998), AND THE FUND'S WORST QUARTER WAS DOWN 18.6% (THIRD QUARTER, 1998).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Russell 2000 Index. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                                    AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------
                                                                                                Since
                                                                                              Inception
                                                                    1 Year        5 Years     (5/31/91)
-------------------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                                                     0.4%       16.6%        16.1%
  Retail Class                                                            0.0%       16.4%        16.0%
  Admin Class                                                            -0.3%       16.2%        15.9%
RUSSELL 2000 INDEX                                                       21.3%       16.7%     14.6%(1)



FOR PERIODS BEFORE THE INCEPTION OF RETAIL CLASS SHARES (DECEMBER 31, 1996) AND ADMIN CLASS SHARES (JANUARY 2, 1998), PERFORMANCE SHOWN FOR THOSE CLASSES IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY RETAIL CLASS AND ADMIN CLASS SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


---------------------------

(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

LOOMIS SAYLES WORLDWIDE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities from issuers located in countries with emerging securities markets. Loomis Sayles' Global Asset Allocation Group allocates the Fund's assets among the following four sectors:
- Domestic equities.
- International equities.
- Domestic fixed income securities.
- International fixed income securities.

In deciding how to allocate the Fund's assets among the four sectors, Loomis Sayles' Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic equity securities to buy and sell, Loomis Sayles generally looks for companies that Loomis Sayles believes have the potential for superior earnings growth relative to current value.

In deciding which international equity securities to buy and sell, Loomis Sayles generally looks for companies that Loomis Sayles believes have the potential for superior earnings growth.

In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that Loomis Sayles believes are undervalued and have the potential for credit upgrades. Loomis Sayles may hedge currency risk for the Fund if Loomis Sayles believes the outlook for a particular foreign currency is unfavorable.

The Fund may engage in foreign currency hedging transactions and options and futures transactions. The Fund also may invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, real estate investment trusts, and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

                                                       LOOMIS SAYLES FUNDS    17

- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).


BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997   3.5%
1998   3.0%
1999  60.5%


THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 45.1% (FOURTH QUARTER, 1999), AND THE FUND'S WORST QUARTER WAS DOWN 10.8% (THIRD QUARTER, 1998).



PERFORMANCE TABLE The following table compares the performance of the Fund to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.



                                  AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
-------------------------------------------------------------------------------------
                                                                              Since
                                                                            Inception
                                                                 1 Year     (5/1/96)
-------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
  Institutional Class                                              60.5%       18.6%
  Retail Class                                                     60.1%       18.2%
STANDARD & POOR'S 500 INDEX                                        21.0%    26.6%(1)



FOR PERIODS BEFORE THE INCEPTION OF RETAIL CLASS SHARES (DECEMBER 31, 1996), PERFORMANCE SHOWN FOR THE RETAIL CLASS IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES, ADJUSTED TO REFLECT THE HIGHER FEES PAID BY RETAIL CLASS SHARES. THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


---------------------------

(1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for Funds that invest substantially in small and medium-sized companies, such as the Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Mid-Cap Value Fund, the Loomis Sayles Small Cap Growth Fund, and the Loomis Sayles Small Cap Value Fund, since these companies tend to be more vulnerable to adverse developments than large companies.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

                                                       LOOMIS SAYLES FUNDS    19

Funds that may invest in emerging markets, such as the Loomis Sayles Global Technology Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund, may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.


LEVERAGING RISK



When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Funds may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.


DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.


LIQUIDITY RISK



Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each of the Funds may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

Funds that may invest a significant portion of their assets in foreign fixed income securities, such as the Loomis Sayles Worldwide Fund, are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments.

Funds that invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

                                                       LOOMIS SAYLES FUNDS    21

EXPENSES OF THE FUNDS


The following table presents the expenses that you would pay if you buy and hold shares of a Fund.

None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                 Fee
                                     Distribution              Total Annual    Waiver/
                         Management  and Service     Other    Fund Operating Reimburse-      Net
Loomis Sayles Fund/Class    Fees     (12b-1) Fees  Expenses      Expenses      ment**    Expenses**
----------------------------------------------------------------------------------------------------
 Aggressive Growth Fund
    Institutional Class     .75%        none         2.21%        2.96%         1.96%       1.00%
    Retail Class            .75%        .25%         8.05%        9.05%         7.80%       1.25%
----------------------------------------------------------------------------------------------------
 Core Value Fund
    Institutional Class     .50%        none         .28%         .78%          none        .78%
    Retail Class            .50%        .25%         2.60%        3.35%         2.25%       1.10%
----------------------------------------------------------------------------------------------------
 Global Technology Fund*
    Institutional Class     1.00%       none         .95%         1.95%         .45%        1.50%
    Retail Class            1.00%       .25%         1.08%        2.33%         .58%        1.75%
----------------------------------------------------------------------------------------------------
 Growth Fund
    Institutional Class     .50%        none         .68%         1.18%         .33%        .85%
    Retail Class            .50%        .25%         3.68%        4.43%         3.33%       1.10%
----------------------------------------------------------------------------------------------------
 International Equity
 Fund
    Institutional Class     .75%        none         .47%         1.22%         .22%        1.00%
    Retail Class            .75%        .25%        11.33%       12.33%        11.08%       1.25%
----------------------------------------------------------------------------------------------------
 Mid-Cap Value Fund
    Institutional Class     .75%        none         3.26%        4.01%         3.01%       1.00%
    Retail Class            .75%        .25%        12.62%       13.62%        12.37%       1.25%
----------------------------------------------------------------------------------------------------
 Small Cap Growth Fund
    Institutional Class     .75%        none         .36%         1.11%         .11%        1.00%
    Retail Class            .75%        .25%         .80%         1.80%         .55%        1.25%
----------------------------------------------------------------------------------------------------
 Small Cap Value Fund
    Institutional Class     .75%        none         .15%         .90%          none        .90%
    Retail Class            .75%        .25%         .20%         1.20%         none        1.20%
    Admin Class             .75%        .25%        .70%***       1.70%         0.20%       1.50%
----------------------------------------------------------------------------------------------------
 Worldwide Fund
    Institutional Class     .75%        none         2.71%        3.46%         2.46%       1.00%
    Retail Class            .75%        .25%        19.19%       20.19%        18.94%       1.25%
----------------------------------------------------------------------------------------------------
 *   OTHER EXPENSES FOR THE GLOBAL TECHNOLOGY FUND ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT
     FISCAL YEAR.
 **   REFLECTS LOOMIS SAYLES' CONTRACTUAL OBLIGATION TO LIMIT THE FUNDS' EXPENSES THROUGH
      FEBRUARY 1, 2001. INSTITUTIONAL CLASS SHARES OF THE CORE VALUE FUND AND INSTITUTIONAL AND
      RETAIL CLASS SHARES OF THE SMALL CAP VALUE FUND ARE CURRENTLY UNAFFECTED BY THE EXPENSE
      LIMITATION.
 ***  OTHER EXPENSES INCLUDE AN ADMINISTRATIVE FEE OF .25% FOR ADMIN CLASS SHARES.
----------------------------------------------------------------------------------------------------

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.


This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.

--------------------------------------------------------------------------------
 Fund/Class                        1 Year*    3 Years*    5 Years*    10 Years*
--------------------------------------------------------------------------------
 Loomis Sayles Aggressive Growth
Fund
    Institutional Class             $102        $730       $1,385      $3,140
    Retail Class                    $127       $1,930      $3,589      $7,185
--------------------------------------------------------------------------------
 Loomis Sayles Core Value Fund
    Institutional Class              $80        $249        $433        $966
    Retail Class                    $112        $820       $1,551      $3,487
--------------------------------------------------------------------------------
 Loomis Sayles Global Technology
Fund
    Institutional Class             $153        $569         n/a         n/a
    Retail Class                    $178        $672         n/a         n/a
--------------------------------------------------------------------------------
 Loomis Sayles Growth Fund
    Institutional Class              $87        $342        $617       $1,402
    Retail Class                    $112       $1,038      $1,974      $4,362
--------------------------------------------------------------------------------
 Loomis Sayles International
Equity Fund
    Institutional Class             $102        $365        $649       $1,458
    Retail Class                    $127       $2,502      $4,541      $8,466
--------------------------------------------------------------------------------
 Loomis Sayles Mid-Cap Value
Fund
    Institutional Class             $102        $944       $1,803      $4,027
    Retail Class                    $127       $2,715      $4,876      $8,845
--------------------------------------------------------------------------------
 Loomis Sayles Small Cap Growth
Fund
    Institutional Class             $102        $342        $601       $1,342
    Retail Class                    $127        $513        $924       $2,071
--------------------------------------------------------------------------------
 Loomis Sayles Small Cap Value
Fund
    Institutional Class              $92        $287        $498       $1,108
    Retail Class                    $122        $381        $660       $1,455
    Admin Class                     $153        $516        $904       $1,992
--------------------------------------------------------------------------------
 Loomis Sayles Worldwide Fund
    Institutional Class             $102        $833       $1,586      $3,574
    Retail Class                    $127       $3,705      $6,278      $9,977
--------------------------------------------------------------------------------
 * EXPENSES SHOWN FOR EACH CLASS, EXCEPT FOR THE INSTITUTIONAL CLASS OF THE
   LOOMIS SAYLES CORE VALUE FUND AND THE INSTITUTIONAL AND RETAIL CLASSES OF THE
   LOOMIS SAYLES SMALL CAP VALUE FUND, INCLUDE THE FEE WAIVER/ REIMBURSEMENT FOR
   THE FIRST YEAR OF EACH PERIOD.
--------------------------------------------------------------------------------


                                                       LOOMIS SAYLES FUNDS    23

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of each Fund may be changed without a vote of the Fund's shareholders.

Each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

GROWTH STOCKS

Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Global Technology Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Small Cap Growth Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

VALUE STOCKS

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. The Loomis Sayles Core Value Fund, the Loomis Sayles Mid-Cap Value Fund, and the Loomis Sayles Small Cap Value Fund generally invest a significant portion of their assets in value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

WHEN-ISSUED SECURITIES

A "when-issued" security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES


Securities of issuers organized or headquartered outside the United States are foreign securities. Foreign securities may present risks not associated with


                                                       LOOMIS SAYLES FUNDS    25
investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.


A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

REPURCHASE AGREEMENTS

A repurchase agreement involves a Fund buying securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making

                                                       LOOMIS SAYLES FUNDS    27
distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the U.S. and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict

                                                       LOOMIS SAYLES FUNDS    29
the income of a Fund for any particular period. If a Fund holds fixed income securities, the net asset value of the Fund's shares will vary as a result of changes in the value of the fixed income securities in the Fund's portfolio. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

ZERO COUPON SECURITIES

These securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

CLOSED-END INVESTMENT COMPANIES


A closed-end investment company is a fund that does not redeem its shares on a daily basis. As a result, an investment in a closed-end investment company may be less liquid than an investment that can be sold any time a Fund decides to sell. Since the value of a closed-end investment company is based on the value of the individual securities it holds, a closed-end investment company's value will fall if the value of its underlying securities declines. As a shareholder in a closed-end investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.


CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

                                                       LOOMIS SAYLES FUNDS    31

MANAGEMENT

INVESTMENT ADVISER


The Board of Trustees of Loomis Sayles Funds oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts.


Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:

Fund                                            Management Fee
--------------------------------------------------------------------------
 Loomis Sayles Aggressive Growth
Fund                                                 .75%
--------------------------------------------------------------------------
 Loomis Sayles Core Value Fund                       .50%
--------------------------------------------------------------------------
 Loomis Sayles Global Technology
Fund                                                 1.00%
--------------------------------------------------------------------------
 Loomis Sayles Growth Fund                           .50%
--------------------------------------------------------------------------
 Loomis Sayles International Equity
Fund                                                 .75%
--------------------------------------------------------------------------
 Loomis Sayles Mid-Cap Value Fund                    .75%
--------------------------------------------------------------------------
 Loomis Sayles Small Cap Growth Fund                 .75%
--------------------------------------------------------------------------
 Loomis Sayles Small Cap Value Fund                  .75%
--------------------------------------------------------------------------
 Loomis Sayles Worldwide Fund                        .75%
--------------------------------------------------------------------------

Certain expenses incurred by each Class of each Fund, except the Loomis Sayles Core Value Fund (Institutional Class) and the Loomis Sayles Small Cap Value Fund (Institutional Class and Retail Class) would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2001.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except as noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND Christopher R. Ely, David L. Smith, and Philip C. Fine, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as portfolio managers of the Fund since 1999. Prior to joining Loomis Sayles in 1996, Mr. Ely was senior vice president and portfolio manager, and Mr. Fine and Mr. Smith were vice presidents and portfolio managers, of Keystone Investment Management Company, Inc.

LOOMIS SAYLES CORE VALUE FUND Jeffrey W. Wardlow, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Isaac H. Green, Director, Vice President and Managing Partner of Loomis Sayles and Vice President of Loomis Sayles Funds, and James L. Carroll, Vice President of Loomis Sayles Funds and of Loomis Sayles, have served as portfolio managers of the Fund since 1997. Prior to joining Loomis Sayles in 1996, Mr. Carroll was a managing director and senior energy analyst at PaineWebber, Inc.

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND Christopher R. Ely leads a team of portfolio managers for the Fund.

LOOMIS SAYLES GROWTH FUND Mark B. Baribeau, Vice President of Loomis Sayles and of Loomis Sayles Funds, has served as portfolio manager of the Fund since 1999. Pamela N. Czekanski and Richard D. Skaags, Vice Presidents of Loomis Sayles and of Loomis Sayles Funds, have served as portfolio managers of the Fund since 2000.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND Alex Muromcew, John Tribolet, and Eswar Menon, Vice Presidents of Loomis Sayles and of Loomis Sayles Funds, have served as portfolio managers of the Fund since 1999. Prior to joining Loomis Sayles in 1999, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. From 1993 to 1996, he was an investment analyst with Teton Partners L.P. Prior to joining Loomis Sayles in 1999, Mr. Tribolet was a portfolio manager at Nicholas Applegate Capital Management since 1997. From 1995 to 1997, he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years as an investment banker, most recently at PaineWebber Inc. Prior to joining Loomis Sayles in 1999, Mr. Menon was a portfolio manager at Nicholas Applegate Capital Management since 1995. From 1990 to 1995, he was employed as an equity analyst by Koaneman Management and as a senior engineer by Integrated Device Technology.


LOOMIS SAYLES MID-CAP VALUE FUND Joseph R. Gatz and Dawn Alston Paige, Vice Presidents of Loomis Sayles and of Loomis Sayles Funds, are the portfolio managers of the Fund. Mr. Gatz has served as portfolio manager of the Fund since 1999. Prior to joining Loomis Sayles in 1999, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors since 1993. Ms. Paige has served as portfolio manager of the Fund since 1998.



LOOMIS SAYLES SMALL CAP GROWTH FUND Christopher R. Ely, Philip C. Fine, and David L. Smith have served as portfolio managers of the Fund since its inception in 1996.



LOOMIS SAYLES SMALL CAP VALUE FUND Joseph R. Gatz and Dawn Alston Paige have served as portfolio managers of the Fund since 2000.



LOOMIS SAYLES WORLDWIDE FUND Daniel J. Fuss, President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as the portfolio manager of the domestic fixed income securities sector of the Fund since its inception in 1996.
E. John deBeer, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the international fixed income securities sector of the Fund since its inception in 1996. Quentin P. Faulkner, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as the portfolio manger of the domestic equity securities sector of


                                                       LOOMIS SAYLES FUNDS    33
the Fund since its inception in 1996. Alex Muromcew, John Tribolet, and Eswar Menon have served as portfolio managers of the international equity securities sector of the fund since 1999.



SERVICE AND DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES


For the Retail Class and Admin Class shares of the Funds, the Funds have adopted service and distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is .25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of the Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owner of the shares.


Admin Class shares of the Loomis Sayles Small Cap Value Fund may pay an administrative fee at an annual rate of up to .25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.



Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to .25% of the value of any Class of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

PRICING

The price of each Fund's shares is based on its net asset value ("NAV") The NAV per share of each Class equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

- BY MAIL You can mail a completed application form, which is available by calling Loomis Sayles at 800-626-9390, for the desired Fund or Funds, along with a check payable to State Street Bank and Trust Company for the amount of your purchase to:


  Boston Financial Data Services
 P.O. Box 8314
 Boston, MA 02266-8314
 Attention: Loomis Sayles Funds

- THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles or Boston Financial Data Services. Your financial adviser may charge you for his or her services.
- THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your financial adviser or by calling Loomis Sayles at 800-626-9390.

- THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330).


                                                       LOOMIS SAYLES FUNDS    35

Each Fund sells its shares at the NAV next calculated after Boston Financial Data Services receives a properly completed investment order. Boston Financial Data Services generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) cash, (2) exchanging shares of the same Class of any other Fund, provided the value of the shares exchanged meets the investment minimum of that Fund, (3) exchanging securities acceptable to Loomis Sayles, or (4) a combination of such methods. The exchange of securities for shares of a Fund is subject to various restrictions, as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Boston Financial Data Services at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments to the Funds by using the following wire instructions:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA No. 011000028
  DDA 9904-622-9
  (Your account number)
  Attn: Custody and Shareholder Services
  (Name of Fund)

Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles has retirement plan forms available.

The minimum initial investment for each Fund generally is $250,000 for Institutional Class shares and $5,000 for Retail Class shares. Loomis Sayles Funds may waive these minimums in its sole discretion.

Each subsequent investment must be at least $50.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the New York Stock Exchange is open, either through your financial adviser or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or by periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles on a timely basis and may charge you for his or her services.

REDEMPTIONS DIRECTLY FROM THE FUNDS Boston Financial Data Services must receive your redemption request in proper form before the close of regular trading on the New York Stock Exchange in order for you to receive that day's NAV.

You may make redemptions directly from each Fund either by mail or by telephone.

- BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

  Boston Financial Data Services, Inc.
 P.O. Box 8314
 Boston, MA 02266
 Attention: Loomis Sayles Funds

  If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

                                                       LOOMIS SAYLES FUNDS    37

- BY TELEPHONE You may redeem shares by calling Boston Financial Data Services at 800-626-9390. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.

  Before Boston Financial Data Services can wire redemption proceeds to your bank account, you must provide specific wire instructions to Boston Financial Data Services at the time you open your account or make any subsequent investments. A wire fee (currently $5) will be deducted from the proceeds of each wire.

  A telephone redemption request must be received by Boston Financial Data Services prior to the close of regular trading on the New York Stock Exchange. If you telephone a redemption request after the Exchange closes or on a day when the Exchange is not open for business, Boston Financial Data Services cannot accept the request, and you must make a new redemption request during regular trading on the Exchange.

  The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if Boston Financial Data Services or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Boston Financial Data Services will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

  The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

- SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-626-9390 for more information or to set up a systematic withdrawal plan.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:
- If you are redeeming shares worth more than $50,000.
- If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
- If the account registration has changed within the past 30 days.
- If you are instructing us to wire the proceeds to a bank account not designated on the application.

Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles in certain cases.

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

HOW TO EXCHANGE SHARES

You may exchange shares of a Fund for shares of the same Class of any other Fund in the Loomis Sayles Funds series that offers that Class of shares or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles.


The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Exchanges into the Loomis Sayles High Yield Fund must be specially approved by Loomis Sayles. Please call 800-633-3330 (option 6) prior to requesting this transaction.


You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Since excessive exchange activity may interfere with portfolio management and may have an adverse effect on other shareholders of a Fund, the exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market. The Funds reserve the right to terminate or limit your exchange privilege if you make more than four exchanges in a calendar year. The Funds may terminate the exchange privilege upon 60 days' notice to shareholders.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

DIVIDENDS AND DISTRIBUTIONS

Each of the Funds declares and pays its net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. The Funds typically will make capital gain distributions annually, but the Funds may make more frequent capital gain distributions.

You may choose to:
- Reinvest all distributions in additional shares.
- Receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

For federal income tax purposes, distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, are taxable as ordinary income. Properly

                                                       LOOMIS SAYLES FUNDS    39
designated distributions of long-term capital gains, which result from the sale of securities that a Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for noncorporate shareholders).

Distributions of income and capital gains are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on these securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

In addition to income tax on a Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in a Fund affects your own tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.


This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 800-626-9390.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND (INSTITUTIONAL CLASS)


                                                                          Fiscal Year Ended
                                                                     ----------------------
                                                                     Sept. 30,    Sept. 30,      Jan. 2** to
                                                                          1999        1998*    Dec. 31, 1997
------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                  $ 10.51      $11.49          $10.00
                                                                      -------      ------          ------
Income from investment operations--
  Net investment income (loss)                                          (0.09)***   (0.03)          (0.03)
  Net realized and unrealized gains (losses) on investments             10.05       (0.95)           2.26
                                                                      -------      ------          ------
    Total from investment operations                                     9.96       (0.98)           2.23
                                                                      -------      ------          ------
Less distributions--
  Distributions in excess of net investment income                       0.00        0.00           (0.12)
  Distributions from net realized capital gains                         (0.39)       0.00           (0.62)
                                                                      -------      ------          ------
    Total distributions                                                 (0.39)       0.00           (0.74)
                                                                      -------      ------          ------
Net asset value, end of period                                        $ 20.08      $10.51          $11.49
                                                                      =======      ======          ======
Total return (%)****                                                     97.9        (8.5)+          22.7+
Net assets, end of period (000)                                       $13,308      $2,073          $1,848
Ratio of operating expenses to average net assets (%)*****               1.00        1.00++          1.00++
Ratio of net investment income (loss) to average net assets (%)         (0.56)      (0.35)++        (0.38)++
Portfolio turnover rate (%)                                               199          82+            174+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have been (%)          2.96        7.13++          9.35++
    Net investment income (loss) per share would have been ($)          (0.42)***   (0.50)          (0.60)



* FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO SEPTEMBER 30.
**   COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
*** PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
**** TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS
     ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES.
***** THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
     DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+    PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.



                                                       LOOMIS SAYLES FUNDS    41

LOOMIS SAYLES AGGRESSIVE GROWTH FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $10.49       $11.49         $10.00
                                                               ------       ------         ------
Income from investment operations--
  Net investment income (loss)                                  (0.14)***    (0.05)         (0.06)
  Net realized and unrealized gains (losses) on
    investments                                                 10.03        (0.95)          2.27
                                                               ------       ------         ------
    Total from investment operations                             9.89        (1.00)          2.21
                                                               ------       ------         ------
Less distributions--
  Distributions in excess of net investment income               0.00         0.00          (0.10)
  Distributions from net realized capital gains                 (0.39)        0.00          (0.62)
                                                               ------       ------         ------
    Total distributions                                         (0.39)        0.00          (0.72)
                                                               ------       ------         ------
Net asset value, end of period                                 $19.99       $10.49         $11.49
                                                               ======       ======         ======
Total return (%)****                                             97.5         (8.7)+         22.4+
Net assets, end of period (000)                                $1,175       $   85         $   74
Ratio of operating expenses to average net assets (%)*****       1.25         1.25++         1.25++
Ratio of net investment income (loss) to average net
  assets (%)                                                    (0.80)       (0.60)++       (0.67)++
Portfolio turnover rate (%)                                       199           82+           174+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                   9.05        27.97+         36.58++
    Net investment income (loss) per share would have been
      ($)                                                       (1.50)***    (2.08)         (3.29)



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
***                     PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
****                    TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
*****                   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES CORE VALUE FUND (INSTITUTIONAL CLASS)


                                                                                            Fiscal Year Ended
                                            -----------------------------------------------------------------
                                            Sept. 30,   Sept. 30,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                 1999       1998*       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 16.85     $ 17.64    $ 15.60    $ 14.57    $ 11.80    $ 12.49
                                             -------     -------    -------    -------    -------    -------
Income from investment operations--
  Net investment income (loss)                  0.22        0.18       0.18       0.22       0.23       0.15
  Net realized and unrealized gains
    (losses) on investments                     1.53       (0.97)      4.32       2.83       3.93      (0.26)
                                             -------     -------    -------    -------    -------    -------
    Total from investment operations            1.75       (0.79)      4.50       3.05       4.16      (0.11)
                                             -------     -------    -------    -------    -------    -------
Less distributions--
  Dividends from net investment income         (0.24)       0.00      (0.19)     (0.22)     (0.23)     (0.15)
  Distributions from net realized capital
    gains                                      (1.82)       0.00      (2.27)     (1.80)     (1.16)     (0.43)
                                             -------     -------    -------    -------    -------    -------
    Total distributions                        (2.06)       0.00      (2.46)     (2.02)     (1.39)     (0.58)
                                             -------     -------    -------    -------    -------    -------
Net asset value, end of period               $ 16.54     $ 16.85    $ 17.64    $ 15.60    $ 14.57    $ 11.80
                                             =======     =======    =======    =======    =======    =======
Total return (%)**                              10.5        (4.5)+     29.2       21.2       35.2       (0.9)
Net assets, end of period (000)              $66,726     $66,928    $63,303    $43,715    $36,465    $25,946
Ratio of operating expenses to average net
  assets (%)***                                 0.78        0.79++     0.84       1.13       1.20       1.33
Ratio of net investment income (loss) to
  average net assets (%)                        1.20        1.36++     1.12       1.44       1.61       1.28
Portfolio turnover rate (%)                       59          49+        64         58         60         48

Without giving effect to the expense
  limitations:
    Ratio of expenses to average net
      assets would have been (%)                0.78        0.79++     0.84       1.13       1.20       1.33
    Net investment income (loss) per share
      would have been ($)                       0.22        0.18       0.18       0.22       0.23       0.15


*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
***                     THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                                                       LOOMIS SAYLES FUNDS    43

LOOMIS SAYLES CORE VALUE FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $16.79       $17.62         $15.60
                                                               ------       ------         ------
Income from investment operations--
  Net investment income (loss)                                   0.18         0.15***        0.15***
  Net realized and unrealized gains (losses) on
    investments                                                  1.52        (0.98)          4.30
                                                               ------       ------         ------
    Total from investment operations                             1.70        (0.83)          4.45
                                                               ------       ------         ------
Less distributions--
  Dividends from net investment income                          (0.19)        0.00          (0.16)
  Distributions from net realized capital gains                 (1.82)        0.00          (2.27)
                                                               ------       ------         ------
    Total distributions                                         (2.01)        0.00          (2.43)
                                                               ------       ------         ------
Net asset value, end of period                                 $16.48       $16.79         $17.62
                                                               ======       ======         ======
Total return (%)****                                             10.2         (4.7)+         28.9+
Net assets, end of period (000)                                $  605       $1,015         $1,324
Ratio of operating expenses to average net assets (%)*****       1.10         1.10++         1.10++
Ratio of net investment income (loss) to average net
  assets (%)                                                     0.88         1.07++         0.84++
Portfolio turnover rate (%)                                        59           49+            64+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                   3.35         2.20++         6.17++
    Net investment income (loss) per share would have been
      ($)                                                       (0.28)        0.00***       (0.73)***



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
***                     PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
****                    TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
*****                   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES GROWTH FUND (INSTITUTIONAL CLASS)


                                                                                                           Fiscal Year Ended
                                            --------------------------------------------------------------------------------
                                            Sept. 30,       Sept. 30,        Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                                                 1999           1998*            1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 11.65      $   12.63       $   13.44       $ 15.27      $ 12.50      $ 13.02
                                             -------      ---------       ---------       -------      -------      -------
Income from investment operations--
  Net investment income (loss)                 (0.04)         (0.03)          (0.04)        (0.07)        0.00        (0.02)
  Net realized and unrealized gains
    (losses) on investments                     3.01          (0.95)           3.17          3.08         3.86        (0.45)
                                             -------      ---------       ---------       -------      -------      -------
    Total from investment operations            2.97          (0.98)           3.13          3.01         3.86        (0.47)
                                             -------      ---------       ---------       -------      -------      -------
Less distributions--
  Dividends from net investment income          0.00           0.00            0.00          0.00         0.00        (0.01)
  Distributions from net realized
    capital gains                              (3.45)          0.00           (3.94)        (4.84)       (1.09)       (0.04)
                                             -------      ---------       ---------       -------      -------      -------
    Total distributions                        (3.45)          0.00           (3.94)        (4.84)       (1.09)       (0.05)
                                             -------      ---------       ---------       -------      -------      -------
Net asset value, end of period               $ 11.17      $   11.65       $   12.63       $ 13.44      $ 15.27      $ 12.50
                                             =======      =========       =========       =======      =======      =======
Total return (%)**                              30.9           (7.8)+          24.5          19.9         30.9         (3.7)
Net assets, end of period (000)              $28,235      $  24,663       $  32,149       $39,497      $45,011      $36,580
Ratio of operating expenses to average
  net assets (%)***                             0.85           0.85++          0.85          1.10         1.08         1.16
Ratio of net investment income (loss) to
  average net assets (%)                       (0.40)         (0.32)++        (0.26)        (0.47)       (0.29)       (0.14)
Portfolio turnover rate (%)                      164            118+            116            99           48           46

Without giving effect to the expense
  limitations:
    Ratio of expenses to average net
      assets would have been (%)                1.18           1.02++          0.98          1.10         1.08         1.16
    Net investment income (loss) per
      share would have been ($)                (0.08)         (0.05)          (0.05)        (0.07)        0.00        (0.02)


* FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO SEPTEMBER 30.
** TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES.
*** THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+    PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                                                       LOOMIS SAYLES FUNDS    45

LOOMIS SAYLES GROWTH FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $ 11.59      $ 12.59        $ 13.44
                                                               -------      -------        -------
Income from investment operations--
  Net investment income (loss)                                   (0.06)       (0.03)         (0.07)
  Net realized and unrealized gains (losses) on
    investments                                                   2.98        (0.97)          3.16
                                                               -------      -------        -------
    Total from investment operations                              2.92        (1.00)          3.09
                                                               -------      -------        -------
Less distributions--
  Dividends from net investment income                            0.00         0.00           0.00
  Distributions from net realized capital gains                  (3.45)        0.00          (3.94)
                                                               -------      -------        -------
    Total distributions                                          (3.45)        0.00          (3.94)
                                                               -------      -------        -------
Net asset value, end of period                                 $ 11.06      $ 11.59        $ 12.59
                                                               =======      =======        =======
Total return (%)***                                               30.6         (7.9)+         24.2+
Net assets, end of period (000)                                $   649      $   516        $   194
Ratio of operating expenses to average net assets (%)****         1.10         1.10++         1.10++
Ratio of net investment income (loss) to average net
  assets (%)                                                     (0.65)       (0.58)++       (0.42)++
Portfolio turnover rate (%)                                        164          118+           116+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                    4.43         4.74++        12.96++
    Net investment income (loss) per share would have been
      ($)                                                        (0.38)       (0.19)         (2.00)



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
***                     TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
****                    THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (INSTITUTIONAL CLASS)


                                                                                            Fiscal Year Ended
                                            -----------------------------------------------------------------
                                            Sept. 30,   Sept. 30,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                 1999       1998*       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period         $ 10.74     $ 11.30    $ 13.16    $ 11.65    $ 11.61    $ 12.90
                                             -------     -------    -------    -------    -------    -------
Income from investment operations--
  Net investment income (loss)                  0.07        0.14       0.15**     0.12       0.14       0.15
  Net realized and unrealized gains
    (losses) on investments                     3.31       (0.70)     (0.27)      2.01       0.87      (0.38)
                                             -------     -------    -------    -------    -------    -------
    Total from investment operations            3.38       (0.56)     (0.12)      2.13       1.01      (0.23)
                                             -------     -------    -------    -------    -------    -------
Less distributions--
  Dividends from net investment income         (0.13)       0.00      (0.19)     (0.09)     (0.14)     (0.14)
  Distributions from net realized capital
    gains                                      (0.20)       0.00      (1.55)     (0.53)     (0.83)     (0.92)
                                             -------     -------    -------    -------    -------    -------
    Total distributions                        (0.33)       0.00      (1.74)     (0.62)     (0.97)     (1.06)
                                             -------     -------    -------    -------    -------    -------
Net asset value, end of period               $ 13.79     $ 10.74    $ 11.30    $ 13.16    $ 11.65    $ 11.61
                                             =======     =======    =======    =======    =======    =======
Total return (%)***                             32.0        (5.0)+     (1.0)      18.3        8.7       (1.8)
Net assets, end of period (000)              $79,415     $68,464    $82,188    $90,662    $79,488    $73,189
Ratio of operating expenses to average net
  assets (%)****                                1.00        1.00++     1.00       1.42       1.45       1.46
Ratio of net investment income (loss) to
  average net assets (%)                        0.53        1.49++     1.12       0.96       1.16       1.30
Portfolio turnover rate (%)                      207          96+       119        151        133        116

Without giving effect to the expense
  limitations:
    Ratio of expenses to average net
      assets would have been (%)                1.22        1.18++     1.16       1.42       1.45       1.46
    Net investment income (loss) per share
      would have been ($)                       0.04        0.12       0.13**     0.12       0.14       0.15


*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
***                     TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
****                    THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                                                       LOOMIS SAYLES FUNDS    47

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $ 10.70      $ 11.28        $ 13.16
                                                               -------      -------        -------
Income from investment operations--
  Net investment income (loss)                                    0.05         0.10           0.10***
  Net realized and unrealized gains (losses) on
    investments                                                   3.28        (0.68)        ( 0.26)
                                                               -------      -------        -------
    Total from investment operations                              3.33        (0.58)         (0.16)
                                                               -------      -------        -------
Less distributions--
  Dividends from net investment income                           (0.10)        0.00          (0.17)
  Distributions from net realized capital gains                  (0.20)        0.00          (1.55)
                                                               -------      -------        -------
    Total distributions                                          (0.30)        0.00          (1.72)
                                                               -------      -------        -------
Net asset value, end of period                                 $ 13.73      $ 10.70        $ 11.28
                                                               =======      =======        =======
Total return (%)****                                              31.6         (5.1)+         (1.3)+
Net assets, end of period (000)                                $   261      $   150        $   233
Ratio of operating expenses to average net assets (%)*****        1.25         1.25++         1.25++
Ratio of net investment income (loss) to average net
  assets (%)                                                      0.29         1.16++         0.73++
Portfolio turnover rate (%)                                        207           96+           119+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                   12.33        10.26++        16.24++
    Net investment income (loss) per share would have been
      ($)                                                        (1.81)       (0.67)         (1.93)***



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
***                     PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
****                    TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
*****                   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES MID-CAP VALUE FUND (INSTITUTIONAL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $10.09       $11.53         $10.00
                                                               ------       ------         ------
Income from investment operations--
  Net investment income (loss)                                   0.03         0.02           0.07
  Net realized and unrealized gains (losses) on
    investments                                                  1.26        (1.46)          2.54
                                                               ------       ------         ------
    Total from investment operations                             1.29        (1.44)          2.61
                                                               ------       ------         ------
Less distributions--
  Dividends from net investment income                          (0.03)        0.00          (0.14)
  Distributions from net realized capital gains                 (0.36)        0.00          (0.94)
                                                               ------       ------         ------
    Total distributions                                         (0.39)        0.00          (1.08)
                                                               ------       ------         ------
Net asset value, end of period                                 $10.99       $10.09         $11.53
                                                               ======       ======         ======
Total return (%)***                                              12.9        (12.5)+         26.3+
Net assets, end of period (000)                                $5,062       $3,291         $3,736
Ratio of operating expenses to average net assets (%)****        1.00         1.00++         1.00++
Ratio of net investment income (loss) to average net
  assets (%)                                                     0.28         0.22++         0.74++
Portfolio turnover rate (%)                                       232          225+           130+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                   4.01         4.33++         6.65++
    Net investment income (loss) per share would have been
      ($)                                                       (0.27)       (0.29)         (0.49)



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
***                     TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
****                    THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.


                                                       LOOMIS SAYLES FUNDS    49

LOOMIS SAYLES MID-CAP VALUE FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $10.07       $11.53         $10.00
                                                               ------       ------         ------
Income from investment operations--
  Net investment income (loss)                                   0.00        (0.01)          0.03
  Net realized and unrealized gains (losses) on
    investments                                                  1.25        (1.45)          2.55
                                                               ------       ------         ------
    Total from investment operations                             1.25        (1.46)          2.58
                                                               ------       ------         ------
Less distributions--
  Dividends from net investment income                           0.00         0.00          (0.11)
  Distributions from net realized capital gains                 (0.36)        0.00          (0.94)
                                                               ------       ------         ------
    Total distributions                                         (0.36)        0.00          (1.05)
                                                               ------       ------         ------
Net asset value, end of period                                 $10.96       $10.07         $11.53
                                                               ======       ======         ======
Total return (%)***                                              12.5        (12.7)+         26.0+
Net assets, end of period (000)                                $  231       $  121         $  168
Ratio of operating expenses to average net assets (%)****        1.25         1.25++         1.25++
Ratio of net investment income (loss) to average net
  assets (%)                                                    (0.02)       (0.03)++        0.42++
Portfolio turnover rate (%)                                       232          225+           130+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                  13.62        13.31++        27.99++
    Net investment income (loss) per share would have been
      ($)                                                       (2.67)       (2.40)         (1.90)



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
***                     TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
****                    THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES SMALL CAP GROWTH FUND (INSTITUTIONAL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $  9.83      $ 11.32        $10.00
                                                               -------      -------        ------
Income from investment operations--
  Net investment income (loss)                                   (0.08)       (0.02)        (0.07)***
  Net realized and unrealized gains (losses) on
    investments                                                   6.99        (1.47)         1.99
                                                               -------      -------        ------
    Total from investment operations                              6.91        (1.49)         1.92
                                                               -------      -------        ------
Less distributions--
  Distributions in excess of net investment income                0.00         0.00         (0.01)
  Distributions in excess of net realized capital gains           0.00         0.00         (0.59)
                                                               -------      -------        ------
    Total distributions                                           0.00         0.00         (0.60)
                                                               -------      -------        ------
Net asset value, end of period                                 $ 16.74      $  9.83        $11.32
                                                               =======      =======        ======
Total return (%)****                                              70.3        (13.2)+        19.4+
Net assets, end of period (000)                                $81,132      $17,174        $3,893
Ratio of operating expenses to average net assets (%)*****        1.00         1.00++        1.00++
Ratio of net investment income (loss) to average net
  assets (%)                                                     (0.80)       (0.53)++      (0.65)++
Portfolio turnover rate (%)                                        163          116+          211+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                    1.11         2.15++        5.81++
    Net investment income (loss) per share would have been
      ($)                                                        (0.09)       (0.07)        (0.56)***



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
***                     PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
****                    TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
*****                   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.


                                                       LOOMIS SAYLES FUNDS    51

LOOMIS SAYLES SMALL CAP GROWTH FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $ 9.80       $11.30         $10.00
                                                               ------       ------         ------
Income from investment operations--
  Net investment income (loss)                                  (0.08)       (0.08)         (0.10)***
  Net realized and unrealized gains (losses) on
    investments                                                  6.93        (1.42)          1.99
                                                               ------       ------         ------
    Total from investment operations                             6.85        (1.50)          1.89
                                                               ------       ------         ------
Less distributions--
  Distributions in excess of net investment income               0.00         0.00           0.00
  Distributions in excess of net realized capital gains          0.00         0.00          (0.59)
                                                               ------       ------         ------
    Total distributions                                          0.00         0.00          (0.59)
                                                               ------       ------         ------
Net asset value, end of period                                 $16.65       $ 9.80         $11.30
                                                               ======       ======         ======
Total return (%)****                                             69.9        (13.3)+         19.2+
Net assets, end of period (000)                                $6,032       $1,057         $1,139
Ratio of operating expenses to average net assets (%)*****       1.25         1.25++         1.25++
Ratio of net investment income (loss) to average net
  assets (%)                                                    (1.04)       (0.80)++       (0.94)++
Portfolio turnover rate (%)                                       163          116+           211+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                   1.80         3.70++         7.82++
    Net investment income (loss) per share would have been
      ($)                                                       (0.12)       (0.34)         (0.77)***



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
***                     PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
****                    TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
*****                   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES SMALL CAP VALUE FUND (INSTITUTIONAL CLASS)


                                                                                         Fiscal Year Ended
                                         -----------------------------------------------------------------
                                         Sept. 30,   Sept. 30,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                              1999       1998*       1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  15.60    $  18.62    $  17.39   $  15.33   $ 12.86    $ 14.13
                                         --------    --------    --------   --------   -------    -------
Income from investment operations--
  Net investment income (loss)               0.16        0.12        0.17       0.11      0.04      (0.04)
  Net realized and unrealized gains
    (losses) on investments                  1.83       (3.14)       4.26       4.47      4.06      (1.12)
                                         --------    --------    --------   --------   -------    -------
    Total from investment operations         1.99       (3.02)       4.43       4.58      4.10      (1.16)
                                         --------    --------    --------   --------   -------    -------
Less distributions--
  Dividends from net investment income      (0.12)       0.00       (0.15)     (0.11)    (0.04)      0.00
  Distributions from net realized
    capital gains                           (0.14)       0.00       (3.05)     (2.41)    (1.59)     (0.11)
                                         --------    --------    --------   --------   -------    -------
    Total distributions                     (0.26)       0.00       (3.20)     (2.52)    (1.63)     (0.11)
                                         --------    --------    --------   --------   -------    -------
Net asset value, end of period           $  17.33    $  15.60    $  18.62   $  17.39   $ 15.33    $ 12.86
                                         ========    ========    ========   ========   =======    =======
Total return (%)**                           12.8       (16.2)+      26.0       30.4      32.1       (8.2)
Net assets, end of period (000)          $301,496    $296,116    $245,177   $163,625   $90,455    $73,126
Ratio of operating expenses to average
  net assets (%)***                          0.90        0.92++      0.94       1.19      1.25       1.27
Ratio of net investment income (loss)
  to average net assets (%)                  0.87        1.04++      0.97       0.80      0.29      (0.30)
Portfolio turnover rate (%)                   113          78+         94         73       155         87

Without giving effect to the expense
  limitations:
    Ratio of expenses to average net
      assets would have been (%)             0.90        0.92++      0.94       1.19      1.25       1.27
    Net investment income (loss) per
      share would have been ($)              0.16        0.12        0.17       0.11      0.04      (0.04)


*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
***                     THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                                                       LOOMIS SAYLES FUNDS    53

LOOMIS SAYLES SMALL CAP VALUE FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $ 15.57      $ 18.62        $ 17.39
                                                               -------      -------        -------
Income from investment operations--
  Net investment income (loss)                                    0.09         0.10           0.15***
  Net realized and unrealized gains (losses) on
    investments                                                   1.84        (3.15)          4.21
                                                               -------      -------        -------
    Total from investment operations                              1.93        (3.05)          4.36
                                                               -------      -------        -------
Less distributions--
  Dividends from net investment income                           (0.08)        0.00          (0.08)
  Distributions from net realized capital gains                  (0.14)        0.00          (3.05)
                                                               -------      -------        -------
    Total distributions                                          (0.22)        0.00          (3.13)
                                                               -------      -------        -------
Net asset value, end of period                                 $ 17.28      $ 15.57        $ 18.62
                                                               =======      =======        =======
Total return (%)****                                              12.4        (16.4)+         25.6+
Net assets, end of period (000)                                $75,302      $54,060        $34,353
Ratio of operating expenses to average net assets (%)*****        1.20         1.19++         1.25++
Ratio of net investment income (loss) to average net
  assets (%)                                                      0.57         0.79++         0.79++
Portfolio turnover rate (%)                                        113           78+            94+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                    1.20         1.19++         1.35++
    Net investment income (loss) per share would have been
      ($)                                                         0.09         0.10           0.13***



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
***                     PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
****                    TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
*****                   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES SMALL CAP VALUE FUND (ADMIN CLASS)


                                                                   Fiscal
                                                                     Year
                                                                    Ended
                                                                ---------
                                                                Sept. 30,        Jan. 2** to
                                                                     1999    Dec. 31, 1998**
--------------------------------------------------------------------------------------------

Net asset value, beginning of period                             $15.54           $18.62
                                                                 ------           ------
Income from investment operations--
  Net investment income (loss)                                     0.04             0.03
  Net realized and unrealized gains (losses) on investments        1.83            (3.11)
                                                                 ------           ------
    Total from investment operations                               1.87            (3.08)
                                                                 ------           ------
Less distributions--
  Dividends from net investment income                            (0.03)            0.00
  Distributions from net realized capital gains                   (0.14)            0.00
                                                                 ------           ------
    Total distributions                                           (0.17)            0.00
                                                                 ------           ------
Net asset value, end of period                                   $17.24           $15.54
                                                                 ======           ======
Total return (%)***                                                12.0            (16.5)+
Net assets, end of period (000)                                  $4,863           $1,046
Ratio of operating expenses to average net assets (%)****          1.50             1.50++
Ratio of net investment income (loss) to average net assets
  (%)                                                              0.30             0.95++
Portfolio turnover rate (%)                                         113               78+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have been
      (%)                                                          1.70             3.99++
    Net investment income (loss) per share would have been
      ($)                                                          0.01            (0.05)



*                       COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1998.
**                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
***                     TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
****                    THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.


                                                       LOOMIS SAYLES FUNDS    55

LOOMIS SAYLES WORLDWIDE FUND (INSTITUTIONAL CLASS)


                                                                     Fiscal Year Ended
                                                    ----------------------------------
                                                    Sept. 30,    Sept. 30,    Dec. 31,       May 1** to
                                                         1999        1998*        1997    Dec. 31, 1996
-------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                 $ 8.79       $ 9.86      $ 10.63        $10.00
                                                     ------       ------      -------        ------
Income from investment operations--
  Net investment income (loss)                         0.50         0.33         0.47          0.30
  Net realized and unrealized gains (losses) on
    investments                                        1.82        (1.40)       (0.10)         0.63
                                                     ------       ------      -------        ------
    Total from investment operations                   2.32        (1.07)        0.37          0.93
                                                     ------       ------      -------        ------
Less distributions--
  Dividends from net investment income                (0.44)        0.00        (0.47)        (0.30)
  Distributions from net realized capital gains       (0.39)        0.00        (0.67)         0.00
                                                     ------       ------      -------        ------
    Total distributions                               (0.83)        0.00        (1.14)        (0.30)
                                                     ------       ------      -------        ------
Net asset value, end of period                       $10.28       $ 8.79      $  9.86        $10.63
                                                     ======       ======      =======        ======
Total return (%)***                                    27.8        (10.9)+        3.5           9.2+
Net assets, end of period (000)                      $6,233       $4,907      $ 5,597        $5,189
Ratio of operating expenses to average net
  assets (%)****                                       1.00         1.00++       1.00          1.00++
Ratio of net investment income (loss) to average
  net assets (%)                                       5.07         4.37++       3.89          4.62++
Portfolio turnover rate (%)                             165           93+         134            76+

Without giving effect to the expense
  limitations:
    Ratio of expenses to average net assets
      would have been (%)                              3.46         3.28++       2.62          3.72++
    Net investment income (loss) per share would
      have been ($)                                    0.26         0.16         0.27          0.13



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON MAY 1, 1996.
***                     TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
****                    THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES WORLDWIDE FUND (RETAIL CLASS)


                                                                   Fiscal Year Ended
                                                              ----------------------
                                                              Sept. 30,    Sept. 30,      Jan. 2** to
                                                                   1999        1998*    Dec. 31, 1997
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 8.76       $ 9.86         $ 10.63
                                                               ------       ------         -------
Income from investment operations--
  Net investment income (loss)                                   0.44         0.30***         0.38***
  Net realized and unrealized gains (losses) on
    investments                                                  1.86        (1.40)          (0.03)
                                                               ------       ------         -------
    Total from investment operations                             2.30        (1.10)           0.35
                                                               ------       ------         -------
Less distributions--
  Dividends from net investment income                          (0.42)        0.00           (0.45)
  Distributions from net realized capital gains                 (0.39)        0.00           (0.67)
                                                               ------       ------         -------
    Total distributions                                         (0.81)        0.00           (1.12)
                                                               ------       ------         -------
Net asset value, end of period                                 $10.25       $ 8.76         $  9.86
                                                               ======       ======         =======
Total return (%)****                                             27.6        (11.2)+           3.3+
Net assets, end of period (000)                                $  138       $   73         $    20
Ratio of operating expenses to average net assets (%)*****       1.25         1.25++          1.25++
Ratio of net investment income (loss) to average net
  assets (%)                                                     4.88         3.88++          3.58++
Portfolio turnover rate (%)                                       165           93+            134+

Without giving effect to the expense limitations:
    Ratio of expenses to average net assets would have
      been (%)                                                  20.19        24.69++        214.91++
    Net investment income (loss) per share would have been
      ($)                                                       (1.28)       (1.49)***      (23.33)***



*                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998. IN 1998, THE
                        FUNDS' FISCAL YEAR END CHANGED FROM DECEMBER 31 TO
                        SEPTEMBER 30.
**                      COMMENCEMENT OF OPERATIONS ON JANUARY 2, 1997.
***                     PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE
                        BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
                        DURING THE PERIOD.
****                    TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT
                        REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING
                        EXPENSES.
*****                   THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S
                        EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
                        FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
+                       PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
++                      ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.


                                                       LOOMIS SAYLES FUNDS    57

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI and the auditor's report and financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.


You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.


You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.


Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com



 File No. 811-6241

EQUITY FUNDS
Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330


www.loomissayles.com

                                PROSPECTUS
[LOGO]                          FEBRUARY 1, 2000
EQUITY FUNDS

                      LOOMIS SAYLES AGGRESSIVE GROWTH FUND
                      LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

                                   (CLASS A)


Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY                                  1
  General Information                                1
  Loomis Sayles Aggressive Growth Fund               2
  Loomis Sayles Global Technology Fund               3
  Summary of Principal Risks                         4

EXPENSES OF THE FUNDS                                7

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND
RISK CONSIDERATIONS                                  9

MANAGEMENT                                          16
  Investment Adviser                                16
  Portfolio Managers                                16
  Service and Distribution Plans and Other Fees     16
  Sales Charges for Class A Shares                  17

GENERAL INFORMATION                                 19
  Pricing                                           19
  How to Purchase Shares                            19
  How to Redeem Shares                              21
  How to Exchange Shares                            23
  Dividends and Distributions                       23
  Tax Consequences                                  23

RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

This Risk/Return summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. The summary for each Fund includes a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after this summary.

More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

The Risk/Return summary for the Loomis Sayles Aggressive Growth Fund includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk of an investment in the Fund by showing:
- how the Fund's performance varied from year to year over the life of the Fund; and
- how the Fund's average annual returns for one year and over the life of the Fund compared to those of a broad-based securities market index.

No performance information is available for the Loomis Sayles Global Technology Fund since it has not yet been in operation for a full calendar year.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                        LOOMIS SAYLES FUNDS    1

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Mid-Cap Growth Index, although the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income.


The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.


PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

PERFORMANCE No performance information is available for Class A shares of the Fund because the Class has not been in operation for a full calendar year.

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities of technology companies located in the United States or abroad. Technology companies include any companies that Loomis Sayles believes extensively use technology in their product development or operations.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.


The Fund may engage in options and futures transactions and foreign currency hedging transactions and also may invest in securities from issuers located in countries with emerging securities markets.


PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
- technology risk (the risk that the value of the Fund's shares will fall more as a result of adverse developments affecting the technology industries than shares of Funds that invest in a broader range of industries);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

PERFORMANCE No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

                                                        LOOMIS SAYLES FUNDS    3

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for Funds that invest substantially in small and medium-sized companies, such as the Loomis Sayles Aggressive Growth Fund, since these companies tend to be more vulnerable to adverse developments than large companies.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

Funds that invest in emerging markets may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Funds may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.

DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For

                                                        LOOMIS SAYLES FUNDS    5
example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each of the Funds may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

EXPENSES OF THE FUNDS

The following tables present the expenses that you would pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The following sales charges apply to Class A shares of the Funds.


                                  Maximum Sales Charge (Load)
Class of Fund Shares               Imposed on Purchases (as a              Redemption Fee
                                 percentage of offering price)
--------------------------------------------------------------------------------------------------
 Class A                                     5.75%                             none*
--------------------------------------------------------------------------------------------------
 *FOR PURCHASES OF $1,000,000 OR MORE OF CLASS A SHARES OR PURCHASES OF CLASS A SHARES BY
  QUALIFIED RETIREMENT PLANS THAT HAVE INVESTMENTS OF $1,000,000 OR MORE OR THAT HAVE 100 OR MORE
  ELIGIBLE EMPLOYEES, THERE IS NO FRONT-END SALES CHARGE, BUT A CONTINGENT DEFERRED SALES CHARGE
  OF 1.00% MAY APPLY TO REDEMPTIONS OF YOUR SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.
--------------------------------------------------------------------------------------------------


For a more detailed description of the sales charges for Class A shares, including a description of ways to lower the sales charge you pay for Class A shares, please see the "Sales Charges for Class A Shares" section below.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                  Distribution                      Total Annual          Fee
                                  Management       and Service         Other       Fund Operating       Waiver/         Net
Fund/Class                           Fees         (12b-1) Fees       Expenses         Expenses      Reimbursement*   Expenses*
-------------------------------------------------------------------------------------------------------------------------------
 Loomis Sayles Aggressive
 Growth Fund
    Class A                          .75%             .25%             1.22%            2.22%            .97%          1.25%
-------------------------------------------------------------------------------------------------------------------------------
 Loomis Sayles Global
 Technology Fund
    Class A                          1.00%            .25%             1.15%            2.40%            .65%          1.75%
-------------------------------------------------------------------------------------------------------------------------------
 *Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2001.
-------------------------------------------------------------------------------------------------------------------------------


                                                        LOOMIS SAYLES FUNDS    7

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


Fund/Class                                      1 year*     3 years*    5 years*   10 years*
---------------------------------------------------------------------------------------------
 Loomis Sayles Aggressive Growth Fund
    Class A                                       $695       $1,141      $1,613      $2,911
---------------------------------------------------------------------------------------------
 Loomis Sayles Global Technology Fund
    Class A                                       $743       $1,222       n/a         n/a
---------------------------------------------------------------------------------------------
 * EXPENSES SHOWN FOR EACH FUND'S CLASS A SHARES INCLUDE THE FEE WAIVER/REIMBURSEMENT FOR THE
   FIRST YEAR OF EACH PERIOD.
---------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of each Fund may be changed without a vote of the Fund's shareholders.

Each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

    GROWTH STOCKS

    Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Each of the Funds generally invests a significant portion of its assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is

                                                        LOOMIS SAYLES FUNDS    9
    wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

    VALUE STOCKS

    Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

WHEN-ISSUED SECURITIES

A "when-issued" security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are foreign securities. The Loomis Sayles Aggressive Growth Fund may invest any portion of its assets in securities of Canadian issuers, but will not purchase a foreign security other than those of Canadian issuers if, as a result, the Fund's holding of non-U.S. and non-Canadian securities would exceed 20% of the Fund's assets. The Loomis Sayles Global Technology Fund may invest any portion of its assets in foreign securities.

Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

                                                       LOOMIS SAYLES FUNDS    11

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

REPURCHASE AGREEMENTS

A repurchase agreement involves a Fund buying securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the

                                                       LOOMIS SAYLES FUNDS    13
underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the U.S. and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

                                                       LOOMIS SAYLES FUNDS    15

MANAGEMENT

INVESTMENT ADVISER


The Board of Trustees of Loomis Sayles Funds oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts.


Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:

Fund                                     Management Fee
----------------------------------------------------------------
 Loomis Sayles Aggressive
Growth Fund                                   .75%
----------------------------------------------------------------
 Loomis Sayles Global
Technology Fund                              1.00%
----------------------------------------------------------------

Certain expenses incurred by Class A shares of each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2001.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND Christopher R. Ely, David L. Smith, and Philip C. Fine, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as portfolio managers of the Fund since 1999. Prior to joining Loomis Sayles in 1996, Mr. Ely was senior vice president and portfolio manager, and Mr. Fine and Mr. Smith were vice presidents and portfolio managers, of Keystone Investment Management Company, Inc.

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND Christopher R. Ely leads a team of portfolio managers for the Fund.


SERVICE AND DISTRIBUTION PLANS AND OTHER FEES


For Class A shares of the Funds, the Funds have adopted service and distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Class A shares and for services provided to shareholders. This 12b-1 fee currently is .25% of a Fund's average daily net assets attributable to Class A shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to .25% of the value of any Class of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.


SALES CHARGES FOR CLASS A SHARES

The price you pay when you buy Class A shares of the Funds is their net asset value (as described below), plus a front-end sales charge, which varies depending upon the size of your purchase, as shown in the table below.

                                                                                              Maximum Amount
Your Investment                                Class A Sales Charge  Class A Sales Charge    of Sales Charge
                                                    (as a % of            (as a % of       Reallowed to Dealers
                                                 Offering Price)       Your Investment)         (as a % of
                                                                                             Offering Price)
---------------------------------------------------------------------------------------------------------------
 Less than $50,000                                  5.75%                 6.10%                 5.00%
---------------------------------------------------------------------------------------------------------------
 $50,000 - $99,999                                  4.50%                 4.71%                 4.00%
---------------------------------------------------------------------------------------------------------------
 $100,000 - $249,999                                3.50%                 3.63%                 3.00%
---------------------------------------------------------------------------------------------------------------
 $250,000 - $499,999                                2.50%                 2.56%                 2.15%
---------------------------------------------------------------------------------------------------------------
 $500,000 - $999,999                                2.00%                 2.04%                 1.70%
---------------------------------------------------------------------------------------------------------------
 $1,000,000 or more                                 0.00%                 0.00%                1.00%**
---------------------------------------------------------------------------------------------------------------
 Excess over $3,000,000*                            0.00%                 0.00%                0.50%**
---------------------------------------------------------------------------------------------------------------
 * FOR PURCHASES OF $3,000,000 OR MORE OF CLASS A SHARES OR PURCHASES OF CLASS A SHARES BY QUALIFIED RETIREMENT
   PLANS THAT HAVE INVESTMENTS OF $1,000,000 OR MORE OR THAT HAVE 100 OR MORE ELIGIBLE EMPLOYEES, THERE IS NO
   FRONT-END SALES CHARGE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1.00% MAY APPLY TO REDEMPTIONS OF YOUR
   SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE. ALSO, THE DISTRIBUTOR MAY PAY A REALLOWANCE OF 0.50% ON SUCH
   PURCHASES.
 ** THE REALLOWANCE IS NOT PAYABLE TO DEALERS IF THE PURCHASE REPRESENTS THE REINVESTMENT OF A REDEMPTION MADE
    DURING THE PREVIOUS YEAR.
---------------------------------------------------------------------------------------------------------------

The sales charge is not imposed on shares purchased with reinvested dividends or other distributions.

There are several ways you can lower your sales charge for Class A shares, including the following:
- LETTER OF INTENT A Letter of Intent allows you to purchase Class A shares of the Funds over a 13-month period but pay sales charges as if you had purchased all shares at once. The program can save you money if you plan to invest $50,000 or more over a 13-month period.
- ELIMINATION OF SALES CHARGE Class A shares may be offered without a sales charge to the following individuals and institutions:
 - Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
 - Selling brokers, sales representatives, or other intermediaries;

                                                       LOOMIS SAYLES FUNDS    17

 - Fund trustees and other individuals who are affiliated with Loomis Sayles Funds (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren, and in-laws of those mentioned);
 - Participants in certain qualified retirement plans with at least 100 members (although these persons may be subject to a continent deferred sales charge of 1.00% for redemptions within one year of the date of purchase);
 - Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;
 - Investments of $25,000 or more in Loomis Sayles Funds by clients of an adviser or sub-adviser to Loomis Sayles Funds; and
 - Persons who have redeemed Class A shares of the Funds and then repurchased Class A shares of a different series of Loomis Sayles Funds. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Loomis Sayles Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note that for income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser for how a redemption would affect you. If you repurchase $1,000,000 or more of Class A shares within 30 days after you redeem such shares, you will receive a rebate for the amount of the contingent deferred sales charge charged on your redemption.

GENERAL INFORMATION

PRICING

The price of each Fund's Class A shares is based on its net asset value ("NAV"), plus a sales charge (as described previously). The NAV per share of each Class equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

- BY MAIL You can mail a completed application form, which is available by calling Loomis Sayles at 800-626-9390, for the desired Fund or Funds, along with a check payable to State Street Bank and Trust Company for the amount of your purchase to:


  Boston Financial Data Services
 P.O. Box 8314
 Boston, MA 02266-8314
 Attention: Loomis Sayles Funds

- THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles or Boston Financial Data Services. Your financial adviser may charge you for his or her services.
- THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your financial adviser or by calling Loomis Sayles at 800-626-9390.

- THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330).


                                                       LOOMIS SAYLES FUNDS    19

Each Fund sells its Class A shares at the NAV, plus the previously described sales charge, next calculated after Boston Financial Data Services receives a properly completed investment order. Boston Financial Data Services generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) cash, (2) exchanging Class A shares of any other Fund, provided the value of the shares exchanged meets the investment minimum of that Fund, (3) exchanging securities acceptable to Loomis Sayles, or (4) a combination of such methods. The exchange of securities for shares of a Fund is subject to various restrictions, as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Boston Financial Data Services at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments to the Funds by using the following wire instructions:

 State Street Bank and Trust Company
 225 Franklin Street
 Boston, MA 02110
 ABA No. 011000028
 DDA 9904-622-9
 (Your account number)
 Attn: Custody and Shareholder Services
 (Name of Fund)

Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles has retirement plan forms available.

The minimum initial investment for Class A shares of each Fund generally is $2,500. Loomis Sayles Funds may waive this minimum in its sole discretion.

Each subsequent investment must be at least $50.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the New York Stock Exchange is open, either through your financial adviser or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or by periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles on a timely basis and may charge you for his or her services.

REDEMPTIONS DIRECTLY FROM THE FUNDS Boston Financial Data Services must receive your redemption request in proper form before the close of regular trading on the New York Stock Exchange in order for you to receive that day's NAV.

You may make redemptions directly from each Fund either by mail or by telephone.
- BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

  Boston Financial Data Services, Inc.
 P.O. Box 8314
 Boston, MA 02266
 Attention: Loomis Sayles Funds

  If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

- BY TELEPHONE You may redeem shares by calling Boston Financial Data Services at 800-626-9390. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.

                                                       LOOMIS SAYLES FUNDS    21

  Before Boston Financial Data Services can wire redemption proceeds to your bank account, you must provide specific wire instructions to Boston Financial Data Services at the time you open your account or make any subsequent investments. A wire fee (currently $5) will be deducted from the proceeds of each wire.

  A telephone redemption request must be received by Boston Financial Data Services prior to the close of regular trading on the New York Stock Exchange. If you telephone a redemption request after the Exchange closes or on a day when the Exchange is not open for business, Boston Financial Data Services cannot accept the request, and you must make a new redemption request during regular trading on the Exchange.

  The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if Boston Financial Data Services or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Boston Financial Data Services will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

  The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

- SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-626-9390 for more information or to set up a systematic withdrawal plan.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:
- If you are redeeming shares worth more than $50,000.
- If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
- If the account registration has changed within the past 30 days.
- If you are instructing us to wire the proceeds to a bank account not designated on the application.

Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles in certain cases.

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

HOW TO EXCHANGE SHARES

You may exchange Class A shares of a Fund for Class A shares of any other Fund in the Loomis Sayles Funds series that offers Class A shares or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 800-633-3330 prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Since excessive exchange activity may interfere with portfolio management and may have an adverse effect on other shareholders of a Fund, the exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market. The Funds reserve the right to terminate or limit your exchange privilege if you make more than four exchanges in a calendar year. The Funds may terminate the exchange privilege upon 60 days' notice to shareholders.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

DIVIDENDS AND DISTRIBUTIONS

Each of the Funds declares and pays its net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. The Funds typically will make capital gain distributions annually, but the Funds may make more frequent capital gain distributions.

You may choose to:
- Reinvest all distributions in additional shares.
- Receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

For federal income tax purposes, distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of

                                                       LOOMIS SAYLES FUNDS    23
securities that a Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for noncorporate shareholders).

Distributions of income and capital gains are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on these securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

In addition to income tax on a Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in a Fund affects your own tax situation.

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI and the auditor's report and financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.


You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.


You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.


Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com


File No. 811-6241

                                                       LOOMIS SAYLES FUNDS    25

[LOGO]


                             STATEMENT OF ADDITIONAL
                                   INFORMATION


                                                                February 1, 2000

     This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus or Prospectuses of each series ("Fund") of Loomis Sayles Funds dated February 1, 2000, as revised from time to time. Each reference to the Prospectus in this Statement of Additional Information shall include all of the Funds' current Prospectuses, unless otherwise noted. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. A copy of each Prospectus may be obtained from Loomis Sayles Funds, One Financial Center, Boston, Massachusetts 02111.


LOOMIS SAYLES FUNDS
     - Loomis Sayles Aggressive Growth Fund
     - Loomis Sayles Bond Fund
     - Loomis Sayles Core Value Fund
     - Loomis Sayles Emerging Markets Fund
     - Loomis Sayles Global Bond Fund
     - Loomis Sayles Global Technology Fund
     - Loomis Sayles Growth Fund
     - Loomis Sayles High Yield Fund
     - Loomis Sayles Intermediate Maturity Bond Fund
     - Loomis Sayles International Equity Fund
     - Loomis Sayles Investment Grade Bond Fund
     - Loomis Sayles Mid-Cap Value Fund
     - Loomis Sayles Municipal Bond Fund
     - Loomis Sayles Short-Term Bond Fund
     - Loomis Sayles Small Cap Growth Fund
     - Loomis Sayles Small Cap Value Fund
     - Loomis Sayles U.S. Government Securities Fund
     - Loomis Sayles Worldwide Fund

                                TABLE OF CONTENTS

THE TRUST.........................................................................................................1

INVESTMENT STRATEGIES AND RISKS...................................................................................1
         Investment Restrictions..................................................................................1
         Investment Strategies....................................................................................4
         U.S. Government Securities ..............................................................................4
         When-Issued Securities...................................................................................5
         Zero Coupon Bonds........................................................................................6
         Repurchase Agreements....................................................................................6
         Real Estate Investment Trusts............................................................................6
         Rule 144A Securities.....................................................................................7
         Tax-Exempt Fixed Income Securities.......................................................................7
         Foreign Currency Transactions............................................................................8
         Options..................................................................................................9
         Small Companies.........................................................................................10
         Private Placements......................................................................................10
         Closed-end Investment Companies and Unit Investment Trusts..............................................11

MANAGEMENT OF THE TRUST..........................................................................................12

PRINCIPAL HOLDERS................................................................................................17

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................29

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................34

DESCRIPTION OF THE TRUST.........................................................................................37
         Voting Rights ..........................................................................................37
         Shareholder and Trustee Liability ......................................................................38
         How to Buy Shares ......................................................................................39
         Net Asset Value ........................................................................................39

SHAREHOLDER SERVICES ............................................................................................39
         Open Accounts ..........................................................................................39
         Systematic Withdrawal Plan .............................................................................40
         Exchange Privilege .....................................................................................40
         IRAs ...................................................................................................41
         Redemptions ............................................................................................41

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS .....................................................42

FINANCIAL STATEMENTS ............................................................................................45

CALCULATION OF YIELD AND TOTAL RETURN ...........................................................................45

PERFORMANCE COMPARISONS .........................................................................................46

PERFORMANCE DATA.................................................................................................50

APPENDIX A

         PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION .............................................56

APPENDIX B

         ADVERTISING AND PROMOTIONAL LITERATURE .................................................................60

                                    THE TRUST

     Loomis Sayles Funds (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes 19 series (collectively, the "Funds," with each series being known as a "Fund"). The Trust was organized as a Massachusetts business trust on February 20, 1991.

     Shares of the Funds are freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                         INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies of each Fund are described in the Prospectus. The investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of each Fund as set forth in the Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

INVESTMENT RESTRICTIONS

     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

     Each Fund will not:

     (1) Invest in companies for the purpose of exercising control or management.

     *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(4) Make loans, except that each of the Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Emerging Markets Fund, the Loomis Sayles Intermediate Maturity Bond Fund, the Loomis Sayles Investment Grade Bond Fund, the Loomis Sayles Mid-Cap Value Fund, and the Loomis Sayles Small Cap Growth Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

     (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer. (For purposes of this restriction, the Loomis Sayles Municipal Bond Fund treats each state and each separate political subdivision, agency, authority or instrumentality of such state, each multistate agency or authority, and each guarantor, if any, of obligations of any such issuer as a separate issuer, provided that the assets and revenues of the issuer are separate from those of the government(s) that created the subdivision, agency, authority or instrumentality.)

     (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restriction (9) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries). Tax-exempt securities issued by governments or political subdivisions of governments and purchased by the Loomis Sayles Municipal Bond Fund are not subject to this restriction, since such issuers are not members of any industry.

     *(9) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

     (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

     (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

     (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     (13) Write or purchase puts, calls, or combinations of both, except that each Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

     *(14) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

         (15) Certain Funds have other non-fundamental investment parameters, as listed below.

               LOOMIS SAYLES AGGRESSIVE GROWTH FUND

               The Fund normally will invest at least 65% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Mid-Cap Growth Index.

               LOOMIS SAYLES BOND FUND

               The Fund normally will invest at least 65% of its assets in fixed income securities.

               LOOMIS SAYLES EMERGING MARKETS FUND

               The Fund normally will invest at least 65% of its assets in stocks or other equity securities of issuers located in countries with emerging securities markets.

               LOOMIS SAYLES GLOBAL BOND FUND

               The Fund normally will invest at least 65% of its assets in fixed income securities of issuers from at least three countries, which may include the United States, and no more than 40% of its assets in issuers headquartered in any one country.

               LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

               The Fund normally will invest at least 65% of its assets in equity securities of technology companies located in the United States or abroad.

               LOOMIS SAYLES HIGH YIELD FUND

               The Fund normally will invest at least 65% of its assets in lower rated fixed income securities ("junk bonds").

               LOOMIS SAYLES INTERNATIONAL EQUITY FUND

               The Fund normally will invest at least 65% of its assets in equity securities of issuers from at least three countries outside the United States.

               LOOMIS SAYLES INVESTMENT GRADE BOND FUND

               The Fund normally will invest at least 65% of its assets in investment grade fixed income securities.

               LOOMIS SAYLES MID-CAP VALUE FUND

               The Fund normally will invest at least 65% of its assets in equity securities of companies with a market capitalization that falls within the capitalization range of companies included in the Standard & Poor's Mid-Cap 400 Index.

               LOOMIS SAYLES MUNICIPAL BOND FUND

               The Fund normally will invest at least 65% of its assets in fixed income securities.

               LOOMIS SAYLES SHORT-TERM BOND FUND

               The Fund normally will invest at least 65% of its assets in fixed income securities with a remaining maturity of five years or less.

               LOOMIS SAYLES SMALL CAP GROWTH FUND

               The Fund normally will invest at least 65% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

               LOOMIS SAYLES SMALL CAP VALUE FUND

               The Fund normally will invest at least 65% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

               LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

               The Fund normally will invest at least 65% of its assets in U.S. Government securities.

     Each Fund intends, based on the views of the staff of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

INVESTMENT STRATEGIES

     Except to the extent prohibited by a Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing each of the Funds may include investments in the types of securities described below.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

     U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the Prospectus, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

WHEN-ISSUED SECURITIES

     When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed- delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON BONDS

     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

REPURCHASE AGREEMENTS

     Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

REAL ESTATE INVESTMENT TRUSTS

     REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

     Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

TAX-EXEMPT FIXED INCOME SECURITIES

     Tax-exempt fixed income securities include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax-exempt fixed income securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations known as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term tax-exempt fixed income securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair, or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax-exempt industrial revenue bonds but retained others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability. The Loomis Sayles Municipal Bond Fund may invest up to 20% of its net assets in private activity bonds.

     The Loomis Sayles Municipal Bond Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or for "related persons" of substantial users. See "Income Dividends, Capital Gain Distributions and Tax Status."

     The two principal classifications of tax-exempt fixed income securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such fixed income securities are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such fixed income securities is the responsibility of the corporate user (and any guarantor).

     Prices and yields on tax-exempt fixed income securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt fixed income securities may not be as extensive as that made available by corporations whose securities are publicly traded.

     Obligations of issuers of tax-exempt fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax-exempt fixed income securities may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt fixed income securities or certain segments thereof, or materially affecting the credit risk with respect to particular fixed income securities. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's tax-exempt fixed income securities in the same manner.

     From time to time the Loomis Sayles Municipal Bond Fund may have less than 80% of its net assets invested in tax-exempt fixed income securities (1) for defensive purposes when deemed prudent in the judgment of Loomis Sayles to protect shareholders' capital or (2) on a temporary basis for liquidity purposes or pending the investment of proceeds from sales of Fund shares. The ability of the Fund to invest in securities other than tax-exempt fixed income securities is limited by a requirement of the Code that at least 50% of the Fund's assets be invested in tax-exempt securities at the end of each calendar quarter in order to pass through to shareholders the tax-exempt interest earned by the Fund. See "Income Dividends, Capital Gain Distributions and Tax Status."

     The Loomis Sayles Municipal Bond Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets, or economic conditions. The Fund may also sell tax-exempt fixed income securities due to changes in the adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for tax-exempt fixed income securities typically has been less liquid than that for taxable debt securities, and this may affect the Fund's ability to sell particular tax-exempt fixed income securities, especially in periods when other investors are attempting to sell the same securities.

FOREIGN CURRENCY TRANSACTIONS

     Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

     A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

     Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

     The Funds generally will not enter into forward contracts with a term of greater than one year.

     Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

     Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

OPTIONS

     An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

     If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

     The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

     Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

     An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

     The staff of the SEC has taken the position that over-the-counter options should be treated as illiquid securities for purposes of each Fund's investment restriction prohibiting it from investing more than 15% of its net assets in illiquid securities. The Funds intend to comply with this position.

     Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

SMALL COMPANIES

     Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

PRIVATE PLACEMENTS

     The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

     While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

     The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

CLOSED-END INVESTMENT COMPANIES AND UNIT INVESTMENT TRUSTS

     A closed-end investment company is an investment company that does not redeem its shares on a daily basis. As a result, an investment in a closed-end investment company may be illiquid (hard to sell). A unit investment trust ("UIT") is an investment company that does not have a board of directors and that issues redeemable securities. Since the value of a closed-end investment company or UIT is based on the value of the individual securities it holds, that value will fall if the value of its underlying securities declines. As a shareholder in a closed-end investment company or UIT, a Fund will bear its ratable share of the investment company's expenses, including management fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar expenses of the Fund.

                             MANAGEMENT OF THE TRUST

     The trustees of the Trust supervise the affairs of the Trust and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts. The trustees and officers of the Trust, their ages, and their principal occupations during the past five years are as follows:

     JOSEPH ALAIMO (69)--Trustee. 727 N. Bank Lane, Lake Forest, Illinois. President, Wintrust Asset Management Company.

     RICHARD S. HOLWAY (73)--Trustee. 1314 Seaspray Lane, Sanibel, Florida. Retired. Formerly Vice President, Loomis Sayles. Director, Sandwich Cooperative Bank.

     MICHAEL T. MURRAY (69)--Trustee. 404 N. Western Ave., Lake Forest, Illinois. Retired. Formerly Vice President, Loomis Sayles.

     DANIEL J. FUSS(1) (66)--President and Trustee. Vice Chairman and Director, Loomis Sayles.

     ROBERT J. BLANDING (52)--Executive Vice President. 555 California Street, San Francisco, California. President, Chairman, Director, and Chief Executive Officer, Loomis Sayles.

     MARK W. HOLLAND (50)--Treasurer. Vice President, Finance and Administration and Director, Loomis Sayles.

     SHEILA M. BARRY (54)--Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

     DAWN M. ALSTON-PAIGE (35)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     MARK BARIBEAU (40)--Vice President. Vice President, Loomis Sayles.

     JAMES C. CARROLL (49)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles. Formerly Managing Director and Senior Energy Analyst at Paine Webber, Inc.

     E. JOHN DEBEER (61)--Vice President. Vice President, Loomis Sayles.

     RODERICK H. DILLON, JR. (43)--Vice President. 2001 Pennsylvania Avenue, N.W., Suite 200, Washington, DC. Vice President, Loomis Sayles.

     WILLIAM H. EIGEN, JR. (62)--Vice President. Vice President, Loomis Sayles. Formerly Vice President, INVESCO Funds Group and Vice President, The Travelers Corp.

     CHRISTOPHER R. ELY (44)--Vice President. Vice President, Loomis Sayles. Formerly Senior Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

--------

     (1) Trustee deemed an "interested person" of the Trust, as defined by the 1940 Act.

     QUENTIN P. FAULKNER (60)--Vice President. Vice President, Loomis Sayles.

     PHILIP C. FINE (50)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

     KATHLEEN C. GAFFNEY (38)--Vice President. Vice President, Loomis Sayles.

     ISAAC GREEN (38)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Executive Vice President and Director, Loomis Sayles.

     MARTHA F. HODGMAN (48)--Vice President. Vice President, Loomis Sayles.

     JOHN HYLL (45)--Vice President. 555 California Street, San Francisco, California.

     JEFFREY L. MEADE (49)--Vice President. Executive Vice President, Chief Operating Officer and Director, Loomis Sayles.

     ESWAR MENON (35)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas Applegate Capital Management, Equity Analyst at Koaneman Capital Management, and Senior Engineer at Integrated Device Technology.

     ALEX MUROMCEW (36)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas Applegate Capital Management and Investment Analyst at Teton Partners, L.P.

     KENT P. NEWMARK (61)--Vice President. 555 California Street, San Francisco, California. Vice President, Managing Partner and Director, Loomis Sayles.

     BRUCE G. PICARD, JR. (30)--Vice President. Vice President, Loomis Sayles.

     LAUREN B. PITALIS (39)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Assistant Secretary, Harris Associates Investment Trust.

     DAVID L. SMITH (46)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

     SANDRA P. TICHENOR (50)--Vice President. 555 California Street, San Francisco, California. General Counsel, Executive Vice President, Secretary and Clerk, Loomis Sayles. Formerly Partner, Heller, Ehrman, White & McAuliffe.

     JOHN TRIBOLET (29)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas-Applegate Capital Management, MBA student at the University of Chicago, and investment banker, most recently at PaineWebber, Inc.

     JEFFREY W. WARDLOW (39)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     GREGG D. WATKINS (51)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     ANTHONY J. WILKINS (57)--Vice President. Executive Vice President and Director, Loomis Sayles.

     Previous positions during the past five years with Loomis Sayles are omitted if not materially different.

     Except as indicated above, the address of each trustee and officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts. The Trust pays no compensation to its officers or to the trustees listed above who are directors, officers, or employees of Loomis Sayles. Each trustee who is not a director, officer, or employee of Loomis Sayles is compensated at the rate of $1,250 per Fund per annum.

                               COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999



                (1)                         (2)                 (3)                (4)                 (5)
                ----                        ----                ----               ----                ----
                                                                                                      TOTAL
                                                                                                      -----
                                                            PENSION OR                            COMPENSATION
                                                            ----------                            ------------
                                                        RETIREMENT BENEFITS     ESTIMATED        FROM TRUST AND
                                                        -------------------     ---------        --------------
                                         AGGREGATE      ACCRUED AS PART OF        ANNUAL          FUND COMPLEX*
                                         ---------      ------------------        ------          -------------
          NAME OF PERSON,               COMPENSATION       FUND EXPENSES      BENEFITS UPON          PAID TO
          --------------                ------------       -------------      -------------          -------
              POSITION                   FROM TRUST                             RETIREMENT           TRUSTEE
              --------                   ----------                             ----------           -------
Joseph Alaimo, Trustee                        $5,312.50         N/A                N/A                    $5,312.50

Richard S. Holway, Trustee                   $21,562.50         N/A                N/A                   $21,562.50

Michael T. Murray, Trustee                   $21,562.50         N/A                N/A                   $21,562.50

Daniel J. Fuss, Trustee                              $0         N/A                N/A                           $0

------

* No Trustee receives compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.



     As of September 30, 1999, the officers and trustees of the trust collectively owned beneficially the following percentages of each fund: 9.83% Of the Loomis Sayles Aggressive Growth Fund, less than 1% of the Loomis Sayles Bond Fund, 1.71% of the Loomis Sayles Core Value Fund, 5.12% of the Loomis Sayles Global Bond Fund, 1.57% of the Loomis Sayles Growth Fund, 26.20% of the Loomis Sayles High Yield Fund, 2.23% of the Loomis Sayles Intermediate Maturity Bond Fund, 1.44% of the Loomis Sayles International Equity Fund, 3.96% of the Loomis Sayles Investment Grade Bond Fund, 9.34% of the Loomis Sayles Mid-cap Value Fund, 8.30% of the Loomis Sayles Municipal Bond Fund, 3.74% of the Loomis Sayles Short-Term Bond Fund, 1.43% of the Loomis Sayles Small Cap Growth Fund, less than 1% of the Loomis Sayles Small Cap Value Fund, 3.21% of the Loomis Sayles U.S. Government Securities Fund, and 10.46% of the Loomis Sayles Worldwide Fund. These amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trust, but exclude all other holdings of the Profit Sharing Plan and the Loomis Sayles Funded Pension Plan (the "Pension Plan").

     As of September 30, 1999, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 20.54% of the Loomis Sayles Aggressive Growth Fund, less than 1% of the Loomis Sayles Bond Fund, 7.57% of the Loomis Sayles Core Value Fund, 24.59% of the Loomis Sayles Global Bond Fund, 7.39% of the Loomis Sayles Growth Fund, 11.34% of the Loomis Sayles High Yield Fund, 36.16% of the Loomis Sayles Intermediate Maturity Bond Fund, 21.94% of the Loomis Sayles International Equity Fund, 38.83% of the Loomis Sayles Mid-Cap Value Fund, less than 1% of the Loomis Sayles Short-term Bond Fund, 5.45% of the Loomis Sayles Small Cap Growth Fund, 1.27% of the Loomis Sayles Small Cap Value Fund, 11.06% of the Loomis Sayles U.s. Government Securities Fund, and 82.71% of the Loomis Sayles Worldwide Fund.

     As of September 30, 1999, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 67.90% of the Aggressive Growth Fund, less than 1% of the Loomis Sayles Bond Fund, 13.47% of the Loomis Sayles Core Value Fund, 8.93% of the Loomis Sayles Global Bond Fund, 40.19% of the Loomis Sayles Growth Fund, 25.11% of the Loomis Sayles High Yield Fund, 16.14% of the Loomis Sayles Intermediate Maturity Bond Fund, 6.82% of the Loomis Sayles International Equity Fund, 30.02% of the Loomis Sayles Mid-Cap Value Fund, 12.54% of the Loomis Sayles Short-Term Bond Fund, 7.98% of the Loomis Sayles Small Cap Growth Fund, 4.04% of the Loomis Sayles Small Cap Value Fund, 14.12% of the Loomis Sayles U.S. Government Securities Fund, and 13.33% of the Loomis Sayles Worldwide Fund.

     The trustee of the Pension Plan is Fleet Investment Management. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are E. John deBeer, Quentin P. Faulkner, Sandra P. Tichenor, Larry K. Shaw, Kathleen C. Gaffney, Mark W. Holland, and Patrick P. Hurley, all of whom are officers and employees of Loomis Sayles and (except for Messrs. Hurley and Shaw) trustees or officers of the Trust. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

     For current and retired Trustees of the Trust, investment advisory clients of Loomis Sayles (and their directors, officers, and employees), and current and retired employees of Loomis Sayles and the parents, spouses, and children of the foregoing, the Trust has reduced the minimum initial investment for Institutional Class shares of each Fund to $2,500.

                                PRINCIPAL HOLDERS

     The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of December 27, 1999.

                                            INSTITUTIONAL CLASS SHARES


                                                                                       PERCENTAGE OF
                                                                                       -------------
SHAREHOLDER                                       ADDRESS                              SHARES HELD
-----------                                       -------                              ------------

LOOMIS SAYLES AGGRESSIVE
   GROWTH FUND


The Charles Schwab Corp.                          101 Montgomery St.                       87.33%
                                                  San Francisco,  CA  94104


LOOMIS SAYLES BOND FUND


The Charles Schwab Corp.                          101 Montgomery St.                       46.88%
                                                  San Francisco, CA  94104


National Financial Services Corp.                 200 Liberty St.                          13.36%
FEBO Customers                                    One World Financial Center
                                                  New York, NY   10281


LOOMIS SAYLES CORE VALUE FUND


The Charles Schwab Corp.                          101 Montgomery St.                       20.90%
                                                  San Francisco, CA 94104


US Bank National Association (Custodian)          P.O. Box 64010                           11.26%
Green Tree Financial Corp                         St. Paul, MN 55164
Equity Income Trust
Mutual Funds #21739732


Asbestos Workers Local                            c/o Loomis Sayles & Co. Inc.              7.24%
#84 Pension Fund                                  1533 North Woodward, Suite 300
                                                  Bloomfield Hills, MI 48304

John W. George, Trustee                           590 Renaud                                6.95%
John W. George Trust                              Grosse Pointe, MI 48236
U/A/D 12/6/90


LOOMIS SAYLES EMERGING
   MARKETS FUND


Loomis Sayles & Co., L.P.                         One Financial Center                     55.62%
                                                  Boston, MA 02111


LOOMIS SAYLES GLOBAL BOND FUND


The Charles Schwab Corp.                          101 Montgomery St.                       36.32%
                                                  San Francisco, CA 94104

Norwest Bank MN NA                                P.O. Box 1533                            18.68%
FBO Desert States UFCW Union                      Minneapolis, MN 55480
Employees Pension AC#13279801


Fleet National Bank TTEE                          P.O. Box 92800                           15.95%
Kaman Corp Master Trust Fixed                     Rochester, NY 14692
Income Fund U/A/D 10-1-96
Attn A/C# 0004884410


San Diego Transit Pension Plan                    P.O. Box 2511                             9.56%
                                                  San Diego, CA 92112


BNY Clearing Services LLC Wrap Account            111 E. Kilbourn Ave.                      5.47%
                                                  Milwaukee, WI  53202


LOOMIS SAYLES GROWTH FUND


The Charles Schwab Corp.                          101 Montgomery St.                       48.49%
                                                  San Francisco, CA 94104

National City Bank Columbus (Trustee)             P.O. Box 94984                            5.82%
Columbus Distributing Co. PSP                     Cleveland, Ohio  44101

LOOMIS SAYLES HIGH YIELD FUND


The Charles Schwab Corp.                          101 Montgomery St.                       49.53%
                                                  San Francisco, CA 94104


Daniel J. Fuss                                    44 Longfellow Road                       13.10%
                                                  Wellesley, MA 02181


LOOMIS SAYLES
   INTERMEDIATE MATURITY BOND FUND


The Charles Schwab Corp.                          101 Montgomery St.                       51.56%
                                                  San Francisco, CA 94104


Pacific Century Trust (Agent)                     P.O. Box 1930                            29.83%
Hawaii Sheet Metal Workers                        Honolulu, HI 96805

Health & Welfare Fund

Pomona College                                    Alexander Hall                            7.72%
                                                  550 N. College Ave.
                                                  Claremont, CA 91711


LOOMIS SAYLES
   INTERNATIONAL EQUITY FUND


The Charles Schwab Corp.                          101 Montgomery St.                       30.55%
                                                  San Francisco, CA 94104


Comerica Bank FBO                                 P.O. Box 75000, MC 3446                  12.23%
City of Livonia Employee                          Detroit, MI 48275
Retirement System A/C 02 01 100 0302406


Church Mutual Insurance Co.                       3000 Schuster Lane                        5.41%
                                                  Merrill, WI  54452

  LOOMIS SAYLES
     INVESTMENT GRADE BOND FUND


  The Charles Schwab Corp.                        101 Montgomery St.                       51.13%
                                                  San Francisco, CA 94104


  Pomona College                                  Alexander Hall                           24.35%
                                                  550 N. College Ave.
                                                  Claremont, CA 91711


  Daniel J. Fuss                                  44 Longfellow Road                        5.09%
                                                  Wellesley, MA  02481


  Rosemary B. Fuss                                44 Longfellow Road                        5.09%
                                                  Wellesley, MA 02481


  LOOMIS SAYLES MID-CAP VALUE FUND


  The Charles Schwab Corp.                        101 Montgomery St.                       69.00%
                                                  San Francisco, CA 94104


  John W. George, Jr. Trustee                     590 Renaud                                6.31%
  John W. George, Jr. Trust                       Grosse Pointe, MI 48236
  U/A/D 12/6/90


  LOOMIS SAYLES MUNICIPAL BOND FUND


  John W. George Jr. Trustee                      590 Renaud                               20.46%
  John W. George Jr. Trust                        Grosse Pointe, MI 48236
  U/A/D 12/6/90


  Ann A. Morris Trustee                           1842 Nugent Sound Road                   14.84%
  Ann A. Morris Trust                             Lummi Island, WA 98262


  The Charles Schwab Corp.                        101 Montgomery Street
                                                  San Francisco, CA  94104                 7.36%

  LOOMIS SAYLES SHORT-TERM
     BOND FUND


  NFSC FEBO Customers                             200 Liberty                              25.75%
                                                  One World Financial Center
                                                  New York, NY  10281


  John W. George Jr. Trustee                      590 Renaud                               22.57%
  John W. George Trust                            Grosse Pointe, MI  48236
  U/A/D


  The Charles Schwab Corp.                        101 Montgomery St.                       16.53%
                                                  San Francisco, CA 94104


  LOOMIS SAYLES SMALL CAP
     GROWTH FUND


  The Charles Schwab Corp.                        101 Montgomery St.                       22.15%
                                                  San Francisco, CA 94104


  National Financial Services Corp.               200 Liberty Street                       19.84%
  FEBO Customers                                  One World Financial Center
                                                  New York, NY  10281


LOOMIS SAYLES SMALL CAP
   VALUE FUND


The Charles Schwab Corp.                          101 Montgomery St.                       13.38%
                                                  San Francisco, CA 94104


Smith Barney Inc.                                 388 Greenwich St.                        10.34%
00109801250                                       New York, NY 10001


LOOMIS SAYLES U.S.
   GOVERNMENT SECURITIES FUND


The Charles Schwab Corp.                          101 Montgomery St.                       54.90%
                                                  San Francisco, CA 94104


National City Bank Columbus (Trustee)             P.O. Box 94984                            9.24%
Columbus Distributing Co. PSP                     Cleveland, Oh  44101

LOOMIS SAYLES WORLDWIDE FUND


The Charles Schwab Corp.                          101 Montgomery St.                       95.83%
                                                  San Francisco, CA 94104

                               RETAIL CLASS SHARES
                                                                                       PERCENTAGE OF
                                                                                       -------------
SHAREHOLDER                                       ADDRESS                              SHARES HELD
-----------                                       -------                              ------------

LOOMIS SAYLES AGGRESSIVE
   GROWTH FUND


The Charles Schwab Corp.                          101 Montgomery St.                      43.01%
                                                  San Francisco, CA 94104


National Financial Services Corp.                 200 Liberty Street                      26.11%
FEBO Customers                                    One World Financial Center
                                                  New York, NY  10281


BOND FUND


National Financial Services Crop.                 200 Liberty Street                      28.54%
FEBO Customers                                    One World Financial Center
                                                  New York, NY  10281


LOOMIS SAYLES CORE VALUE FUND


The Charles Schwab Corp.                          101 Montgomery St.                      48.15%
                                                  San Francisco, CA 94104


National Financial Services Corp.                 200 Liberty Street                      32.05%
FEBO Customers                                    One World Financial Center
                                                  New York, NY  10281


Whitelaw & Co. New Plan Worlds                    P.O. Box 94984                          8.71%
c/o National City Bank                            Cleveland, OH  44101


State Street Bank & Trust Company                 Harbor House 400                        5.49%
Custodian for the IRA of Gerald L. Hindman        Key Largo, FL  33037


LOOMIS SAYLES GLOBAL BOND FUND


The Charles Schwab Corp.                          101 Montgomery St.                      59.75%
                                                  San Francisco, CA 94104

National Financial Services Corp.                 200 Liberty St.                         16.36%
FEBO Customers                                    One World Financial Center
                                                  New York, NY  10281


National Investor Services Corp.                  55 Water St.                            11.27%
FEBO Customers                                    New York, NY  10041


LOOMIS SAYLES GROWTH FUND


Angelo V. Glorioso                                225 Summit Dr.                          56.88%
                                                  Pittsburgh, PA 15238


The Charles Schwab Corp.                          101 Montgomery St.                      28.20%
                                                  San Francisco, CA 94104


Whitelaw & Co. New Plan Worlds                    P.O. Box 94984                          8.80%
c/o National City Bank                            Cleveland, OH  44101


LOOMIS SAYLES
   INTERMEDIATE MATURITY BOND FUND


The Charles Schwab Corp.                          101 Montgomery St.                      34.52%
                                                  San Francisco, CA 94104


Donaldson Lufkin & Jenrette                       P.O. Box 2052                           5.42%
Securities Corp. Inc.                             Jersey City, NJ  07303

LOOMIS SAYLES
   INTERNATIONAL EQUITY FUND


National Investor Services Corp.                  55 Water St.                            47.47%
FEBO Customers                                    New York, NY  10041


The Charles Schwab Corp.                          101 Montgomery St.                      36.92%
                                                  San Francisco, CA  94104


National Financial Services Corp.                 200 Liberty St.                         9.34%
FEBO Customers                                    One World Financial Center
                                                  New York, NY  10281

LOOMIS SAYLES INVESTMENT GRADE BOND FUND


The Charles Schwab Corp.                          101 Montgomery St.                      42.42%
                                                  San Francisco, CA 94104


Donaldson Lufkin & Jenrette                       P.O. Box 2052                           30.96%
Securities Corp. Inc.                             Jersey City, NJ  07303


National Financial Services Corp.                 200 Liberty St.                         18.78%
FEBO Customers                                    One World Financial Center
                                                  New York, NY  10281


LOOMIS SAYLES MID-CAP VALUE FUND


The Charles Schwab Corp.                          101 Montgomery St.                      37.79%
                                                  San Francisco, CA 94104


Donaldson Lufkin & Jenrette                       P.O. Box 2052                           33.18%
Securities Corp. Inc.                             Jersey City, NJ  07303


Fiserv Security Inc.                              One Commerce Square                     14.51%
                                                  2005 Market St.
                                                  Philadelphia, PA  19103


National Financial Services Corp.                 200 Liberty St.                         8.21%
FEBO Customers                                    One World Financial Center
                                                  New York, NY  10281


LOOMIS SAYLES SHORT-TERM BOND FUND


The Charles Schwab Corp.                          101 Montgomery St.                     33.43%
                                                  San Francisco, CA 94104


National Financial Services Corp.                 200 Liberty St.                        30.56%
FEBO Customers                                    One World Financial Center
                                                  New York, NY  10281


Donaldson Lufkin & Jenrette                       P.O. Box 2052                          16.19%
Securities Corp. Inc.                             Jersey City, NJ  07303


National Investor Services Corp.                  55 Water St.                            7.73%

FEBO Customers                                    New York, NY  10041


E. Scott Glacken                                  9221 Vendome Dr.                        6.60%
Z. Margaret Glacken                               Bethesda, MD  20817
JT WROS


LOOMIS SAYLES SMALL CAP GROWTH FUND


The Charles Schwab Corp.                          101 Montgomery St.                     48.02%
                                                  San Francisco, CA 94104


Chase Manhattan Bank (Trustee)                    770 Broadway, Floor 10                 17.94%
MetLife Defined Contribution Group                New York, NY  10003
Attn: Cindy Chu


MO Institute of Sports Medicine                   621 S. New Ballas                       9.70%
Profit Sharing Plan & Trust                       Suite 101
DTD 5/1/80                                        St. Louis, MO 63141


National Financial Services Corp.                 200 Liberty St.                         8.37%
FEBO Customers                                    One World Financial Center
                                                  New York, NY




LOOMIS SAYLES SMALL CAP VALUE FUND


The Charles Schwab Corp.                          101 Montgomery St.                     26.48%
                                                  San Francisco, CA 94104


Chase Manhattan Bank Trustee                      770 Broadway                           19.20%
Metlife Defined Contribution                      10th Floor
Group; Attn: Cindy Chu                            New York, NY 10003


First Trust National Association                  180 East Fifth St.                     18.61%
Trustee for United Healthcare                     P.O. Box 64488
401K Savings Plan                                 St. Paul, MN 55164


Fidelity Investments Institutional                100 Magellan Way KWIC                  12.05%
FIIOC Agent for Certain Employee                  Covington, KY  41015
Benefits Plans

LOOMIS SAYLES WORLDWIDE FUND


The Charles Schwab Corp.                          101 Montgomery St.                      43.51%
                                                  San Francisco, CA 94104


National Investor Services                        55 Water St.                            35.52%
Corp.                                             New York, NY 10041
FBO Customers


State Street Bank & Trust Company                 235 Arlington Road, Apt. 214            20.83%
Custodian for the IRA of                          Redwood City, CA 94062
Benjamin T. Ream

                               ADMIN CLASS SHARES
                                                                                       PERCENTAGE OF
                                                                                       -------------
SHAREHOLDER                                       ADDRESS                              SHARES HELD
-----------                                       -------                              ------------

LOOMIS SAYLES BOND FUND


Smith Barney Corp Trust Co. (Trustee)              Two Tower Center                        76.88%
Smith Barney 401(k) Advisor Group Trust dated      P.O. Box 1063
1/1/98                                             E. Brunswick, NJ  08816


New York Life Trust Co.                            51 Madison Ave., Rm. 117A               23.11%
Client Account                                     New York, NY  10010




LOOMIS SAYLES SMALL CAP VALUE FUND


Merrill Lynch Pierce Fenner & Smith Inc.          4800 Deer Lake Dr. E                     40.24%
FBO Customers                                     3rd Floor
                                                  Jacksonville, FL  32246


Smith Barney Corp. Trust Co. (Trustee)            Two Tower Center                         37.05%
Smith Barney 401(k) Advisor                       P.O. Box 1063
Group Trust                                       E. Brunswick, NJ 08816


Wilmington Trust Co. (Trustee)                    1100 N. Market St.                        9.31%
various 401(K) Plans                              Drop Code 2030
                                                  Wilmington, DE  19801


Smith Barney Corp. Trust Co. (Trustee)            Two Tower Center                          7.56%
The Copeland Retirement                           P.O. Box 1063
Group Trust dated 4/21/95                         E. Brunswick, NJ  08816


    To the extent that any shareholder listed above beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The Charles Schwab Corporation is organized under the laws of Delaware. Loomis, Sayles & Company, L.P. is a limited partnership organized under the laws of Delaware whose corporate parent is Loomis, Sayles & Company, Inc., a Massachusetts corporation. Loomis, Sayles & Company, Inc. is an indirect wholly-owned subsidiary of Nvest Companies, L.P. Nvest Companies, L.P.'s managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company, a mutual life insurance company. Nvest Companies, L.P.'s advising general partner, Nvest L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

                       INVESTMENT ADVISORY AND OTHER SERVICES

    ADVISORY AGREEMENTS. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

    Fund                                                        Rate
    ----                                                        ----
    Loomis Sayles Aggessive Growth Fund                         .75%
    Loomis Sayles Bond Fund                                     .60
    Loomis Sayles Core Value Fund                               .50
    Loomis Sayles Emerging Markets Fund                        1.25
    Loomis Sayles Global Bond Fund                              .60
    Loomis Sayles Global Technology Fund                       1.00
    Loomis Sayles Growth Fund                                   .50
    Loomis Sayles High Yield Fund                               .60
    Loomis Sayles Intermediate Maturity Bond Fund               .40
    Loomis Sayles International Equity Fund                     .75
    Loomis Sayles Investment Grade Bond Fund                    .40
    Loomis Sayles Mid-Cap Value Fund                            .75
    Loomis Sayles Municipal Bond Fund                           .40
    Loomis Sayles Short-Term Bond Fund                          .25
    Loomis Sayles Small Cap Growth Fund                         .75
    Loomis Sayles Small Cap Value Fund                          .75
    Loomis Sayles U.S. Government Securities Fund               .30
    Loomis Sayles Worldwide Fund                                .75


    During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund:


                                               FISCAL YEAR ENDED       FISCAL PERIOD ENDED      FISCAL YEAR ENDED
                                                   12/31/97                  9/30/98*                9/30/99

                                                         Fee Waivers              Fee Waivers              Fee Waivers
                                             Advisory    and Expense   Advisory   and Expense   Advisory   and Expense
Fund                                           Fees      Assumptions     Fees     Assumptions     Fees     Assumptions
----                                           ----      -----------     ----     -----------     ----     -----------
Loomis Sayles Aggressive Growth Fund       $   11,993     $151,104   $   11,818   $  109,517  $   51,041    $ 151,062
Loomis Sayles Bond Fund                     5,460,675      197,170    6,920,645      112,593   9,494,667       39,426
Loomis Sayles Core Value Fund                 269,200       29,404      264,693       12,673     380,288       18,860
Loomis Sayles Global Bond Fund                178,622      123,445      155,995       85,930     240,399       95,735
Loomis Sayles Growth Fund                     174,976       74,929      114,917       52,384     139,736      110,695
Loomis Sayles High Yield Fund                  34,062      185,981       50,667      141,220     108,323      168,537
Loomis Sayles Intermediate Maturity            17,125      147,955       25,473      122,162      40,062      154,766
Bond Fund
Loomis Sayles International Equity Fund       705,111      178,102      451,871      124,877     543,750      179,012
Loomis Sayles Investment Grade Bond             8,585      162,568       12,300      119,899      40,491      167,270
Fund
Loomis Sayles Mid-Cap Value Fund               18,691      158,363       23,688      117,826      34,645      157,358
Loomis Sayles Municipal Bond Fund              34,082      102,318       28,142       77,070      34,119      111,048
Loomis Sayles Short-Term Bond Fund             41,211      143,266       45,845       74,443      69,499      187,089
Loomis Sayles Small Cap Value Fund          1,581,667       12,741    1,981,662        5,254   2,941,342        6,827
Loomis Sayles Small Cap Growth Fund            24,894      170,503       67,049      117,517     379,428       75,249
Loomis Sayles U.S. Government                  55,096       87,088       65,031       60,872      64,112       99,919
Securities Fund
Loomis Sayles Worldwide Fund                   55,489      148,392       32,580      112,466      44,837      165,386

------
  * The fiscal year-end for each of the Funds changed to September 30 in 1998.

     The Trust pays the compensation of its trustees who are not directors, officers, or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

     Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

     As described in the Prospectuses, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

     Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

     Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

     Loomis Sayles acts as investment adviser or subadviser to New England Value Fund, New England Strategic Income Fund, New England Star Advisers Fund, New England Star Small Cap Fund, and New England Balanced Fund, which are series of New England Funds Trust I, a registered open-end management investment company; New England High Income Fund, a series of New England Funds Trust II, a registered, open-end management investment company; the Loomis Sayles Balanced Series and the Loomis Sayles Small Cap Series of New England Zenith Fund, a registered open-end management investment company; and Loomis Sayles Investment Trust, a registered open-end management investment company. Loomis Sayles also provides investment advice to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. Nvest Companies, L.P.'s managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company, a mutual life insurance company. Nvest Companies, L.P.'s advising general partner, Nvest L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the

Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

     DISTRIBUTION AGREEMENT AND RULE 12b-1 PLANS. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 (the "Distributor") serves as the general distributor of each class of shares of the Funds. Under this agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectuses to existing shareholders.

     As described in the Prospectuses, the Funds have adopted Rule 12b-1 plans ("Plans") for their Retail Class, Admin Class, and Class A shares. The Plans, among other things, permit the relevant classes of the Funds to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class, Admin Class, and Class A, respectively, as compensation for its services as principal underwriter of the shares of these classes. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreement) was approved by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees"). The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

     The following table provides information on the amount of fees paid by the Funds under these Plans during the past fiscal year.

-------------------------------------------------------------------------------
FUND/CLASS                                          12b-1 Fees paid by the Fund
-------------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund
  Retail Class                                                           $536
-------------------------------------------------------------------------------
Loomis Sayles Bond Fund
  Retail Class                                                       $137,433
  Admin Class                                                          $3,323
-------------------------------------------------------------------------------
Loomis Sayles Core Value Fund
  Retail Class                                                         $2,184
-------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund
  Retail Class                                                        $15,884
-------------------------------------------------------------------------------
Loomis Sayles Growth Fund
  Retail Class                                                         $1,521
-------------------------------------------------------------------------------
Loomis Sayles Intermediate Maturity Bond Fund
  Retail Class                                                         $2,391
-------------------------------------------------------------------------------
Loomis Sayles International Equity Fund
  Retail Class                                                           $416
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FUND/CLASS                                        12b-1 Fees paid by the Fund
-------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund
  Retail Class                                                         $5,871
-------------------------------------------------------------------------------
Loomis Sayles Mid-Cap Value Fund
  Retail Class                                                           $465
-------------------------------------------------------------------------------
Loomis Sayles Short-Term Bond Fund
  Retail Class                                                         $1,542
-------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund
  Retail Class                                                         $9,021
-------------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund
  Retail Class                                                       $167,609
  Admin Class                                                          $7,110
-------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund
  Retail Class                                                           $269
-------------------------------------------------------------------------------

     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund to which the Plan relates. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in any Plan that would materially increase the fees payable thereunder by the Retail Class, Admin Class, or Class A shares of a Fund requires approval of the Retail Class, Admin Class, or Class A shareholders of that Fund. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan provides that, for so long as that Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distribution Agreement may be terminated at any time with respect to a Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the Independent Trustees.

     The Distribution Agreement and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

     CUSTODIAL ARRANGEMENTS. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

     INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns, and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectuses has been so included, and the financial statements incorporated by reference herein from the Funds' 1999 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for each Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds, other than the Loomis Sayles Emerging Markets Fund, the Loomis Sayles Global Bond Fund, the Loomis Sayles Global Technology Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund, will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker that Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

     LOOMIS SAYLES EMERGING MARKETS FUND, LOOMIS SAYLES GLOBAL BOND FUND, LOOMIS SAYLES GLOBAL TECHNOLOGY FUND, LOOMIS SAYLES INTERNATIONAL EQUITY FUND, AND LOOMIS SAYLES WORLDWIDE FUND. In placing orders for the purchase and sale of securities for the Loomis Sayles Emerging Markets Fund, the Loomis Sayles Global Bond Fund, the Loomis Sayles Global Technology Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund, Loomis Sayles follows the same policies as for the other Funds, except that Loomis Sayles may cause these Funds to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for these Funds in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Trust and its other clients. Loomis Sayles' authority to cause these Funds to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

     The following tables set forth, for the 1997 and 1999 fiscal years and the 1998 fiscal period (January 1, 1998 through September 30, 1998), respectively, (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such period, (2) the dollar amount of transactions on which brokerage commissions were paid during such period that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such period. Funds not listed in a table did not pay brokerage commissions during the relevant period.

                       FISCAL YEAR ENDED DECEMBER 31, 1997

                                                 (1)               (2)            (3)
                                              AGGREGATE                       COMMISSIONS
                                              BROKERAGE         DIRECTED      ON DIRECTED
FUND                                         COMMISSIONS      TRANSACTIONS   TRANSACTIONS
Loomis Sayles Aggressive Growth Fund           $  6,261      $     45,426       $    84
Loomis Sayles Core Value Fund                  $ 81,471      $ 22,718,537       $21,202
Loomis Sayles Growth Fund                      $ 81,395      $  3,200,161       $ 4,782
Loomis Sayles International Equity Fund        $759,784      $220,336,814       $28,794
Loomis Sayles Mid-Cap Value Fund               $  7,298      $     83,840       $   319
Loomis Sayles Small Cap Growth Fund            $  9,774      $    181,489       $   672
Loomis Sayles Small Cap Value Fund             $579,295      $ 29,877,865       $71,938
Loomis Sayles Worldwide Fund                   $  9,953      $  4,261,122       $   489


                     FISCAL PERIOD ENDED SEPTEMBER 30, 1998
                     (January 1, 1998 - September 30, 1998)

                                                 (1)               (2)            (3)
                                              AGGREGATE                       COMMISSIONS
                                              BROKERAGE         DIRECTED      ON DIRECTED
FUND                                         COMMISSIONS     TRANSACTIONS    TRANSACTIONS
----                                         -----------     ------------    ------------
Loomis Sayles Aggressive Growth Fund           $  5,336       $     4,300       $   256
Loomis Sayles Core Value Fund                  $ 76,841       $23,336,695       $27,893
Loomis Sayles Growth Fund                      $ 84,990       $   114,400       $ 6,864
Loomis Sayles International Equity Fund        $466,218       $ 6,619,778       $15,145
Loomis Sayles Mid-Cap Value Fund               $ 14,031       $   246,357       $   569
Loomis Sayles Small Cap Growth Fund            $ 22,443       $   154,320       $   348
Loomis Sayles Small Cap Value Fund             $872,492       $42,599,200       $78,151
Loomis Sayles Worldwide Fund                   $ 20,610       $ 3,333,161       $   520

                      FISCAL YEAR ENDED SEPTEMBER 30, 1999

                                                 (1)               (2)            (3)
                                              AGGREGATE                       COMMISSIONS
                                              BROKERAGE         DIRECTED      ON DIRECTED
FUND                                         COMMISSIONS     TRANSACTIONS    TRANSACTIONS
----                                         -----------     ------------    ------------
Loomis Sayles Aggressive Growth Fund             14,322           145,236           336
Loomis Sayles Core Value Fund                   968,669        15,827,491        21,747
Loomis Sayles Growth Fund                       137,480         7,272,139         8,616
Loomis Sayles International Equity Fund         731,793         3,476,533         7,758
Loomis Sayles Mid-Cap Value Fund                207,746           492,747           750
Loomis Sayles Small Cap Growth Fund              80,746         2,061,538         5,511
Loomis Sayles Small Cap Value Fund           20,973,745         8,248,982        21,687
Loomis Sayles Worldwide Fund                     31,971           103,464           126

     The table below presents information regarding the securities of the Funds' regular broker-dealers that were held by the Funds as of September 30, 1999.

                                                                        % OF FUND'S
FUND                                                MARKET VALUE            ASSETS
Loomis Sayles Aggressive Growth Fund
     Charles Schwab                                      $50,531              0.34%

Loomis Sayles Growth Fund
     Merrill Lynch                                      $530,781              1.83%

Loomis Sayles Core Value Fund
     Bear Stearns                                       $576,575              0.84%
     Morgan Stanley                                     $856,200              1.25%

Loomis Sayles Intermediate Maturity Bond Fund
     Credit Suisse (First Boston)                        $49,809              0.46%
     Lehman Brothers Inc.                               $159,288              1.47%
     Morgan Stanley                                     $191,092              1.77%

Loomis Sayles Investment Grade Bond Fund
     Lehman Brothers Inc.                               $232,372              1.09%

Loomis Sayles Mid-Cap Value Fund
     Knight Trimark Group                               $109,750              1.90%
     Lehman Brothers Inc.                                $69,975              1.21%

Loomis Sayles Small Cap Value Fund
     Federated Investors Inc.                         $3,417,225              0.86%

                            DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991.

     The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

     The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

     The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. Shares of each Fund (other than the Loomis Sayles Emerging Markets Fund, the Loomis Sayles High Yield Fund, the Loomis Sayles Municipal Bond Fund, and the Loomis Sayles U.S. Government Securities Fund) are currently divided into two classes, designated Retail Class and Institutional Class shares. The Loomis Sayles Bond Fund and the Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin Class shares. The Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund offer a third class of shares designated Class A shares, which have a front-end sales charge of up to 5.75%. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any Fund upon written notice to the shareholders.

VOTING RIGHTS

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

     There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the

Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

HOW TO BUY SHARES

     The procedures for purchasing shares of each Fund are summarized in the Prospectuses under "General Information-How to Purchase Shares."

NET ASSET VALUE

     The net asset value of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of that Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees on the basis of dealer-supplied quotations or otherwise, although the actual calculations may be made by persons acting pursuant to the direction of the board.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities may be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

     SHAREHOLDER SERVICES

OPEN ACCOUNTS

     A shareholder's investment in any Fund, except the Loomis Sayles Emerging Markets Fund, is automatically credited to an open account maintained for the shareholder by Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The shareholder servicing agent for the Loomis Sayles Emerging Markets Fund is State Street Bank. Certificates representing shares are issued only upon written request to the shareholder servicing agent but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, the shareholder servicing agent will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

     The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

     The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLAN

     A Systematic Withdrawal Plan, referred to in the Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided therein, provided that the account has a value of at least $25,000 at the time the plan is established. The Systematic Withdrawal Plan is not available for the Loomis Sayles Emerging Markets Fund.

     Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

     Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information regarding federal income taxes.

EXCHANGE PRIVILEGE

     Shareholders may redeem their shares of any Fund, except the Loomis Sayles Emerging Markets Fund, and have the proceeds applied on the same day to purchase shares of the same class of any other Fund or of New England Cash Management Trust or New England Tax Exempt Money Market Trust, as long as the investment minimum of the Fund into which the exchange is made is met. An exchange of shares of the Loomis Sayles High Yield Fund purchased within one year of such exchange will be subject to a redemption fee of 2.00% of the amount exchanged. For purposes of determining whether a redemption fee is payable with respect to shares of the Loomis Sayles High Yield Fund purchased by exchange of shares of another Fund, the one-year period shall be deemed to begin on the date of such purchase by exchange. Class A shares of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund can be exchanged into Class A shares of any series of Loomis Sayles Funds or New England Funds that offers Class A shares. This exchange privilege is summarized in the Prospectuses under "General Information--How to Exchange Shares."

     Exchanges may be effected by (1) making a telephone request by calling 800-626-9390, provided that a special authorization form is on file with BFDS or
(2) sending a written exchange request to BFDS accompanied by an account application for the appropriate Fund. The Trust reserves the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.

     This exchange privilege is not available to shareholders of the Loomis Sayles Emerging Markets Fund.

IRAS

     IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund, although it is expected that shares of the Loomis Sayles Municipal Bond Fund would ordinarily not be an appropriate investment for these plans.

     All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

     Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

REDEMPTIONS

     The procedures for redemption of Fund shares are summarized in the Prospectuses under "General Information--How to Redeem Shares."

     Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions, or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectuses, a signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address for an account whose account registration has not changed in the past 30 days.

     If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to BFDS at 800-626-9390. When a telephone redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephone redemption requests must be received by BFDS prior to the close of regular trading on the New York Stock Exchange on a day when the Exchange is open for business. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted by BFDS, and a new request will be necessary.

     In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to BFDS a written request with a signature guarantee. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, BFDS, Loomis Sayles Distributors, L.P., and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone.

     Telephone redemptions are not available for the Loomis Sayles Emerging Markets Fund.

     The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form, less, in the case of the Loomis Sayles High Yield Fund and the Loomis Sayles Emerging Markets Fund, a redemption fee of 2.00% of the amount redeemed with respect to shares of that Fund redeemed within one (1) year of purchase, if applicable. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

     Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

     INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the shareholder servicing agent (BFDS for all Funds except the Loomis Sayles Emerging Markets Fund, and State Street Bank for the Loomis Sayles Emerging Markets Fund). In order for a change to be in effect for any dividend or distribution, it must be received by the shareholder servicing agent on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Internal Revenue Service ("IRS") requires any Fund to withhold 31% of any redemption proceeds (including the value of shares exchanged) and of any income dividends and capital gain distributions in the following situations:

- If you do not provide a correct, certified taxpayer identification number to the Fund.

- If the IRS notifies the Fund that you have under reported your income in the past and thus are subject to backup withholding.

- If you fail to certify to the Fund that you are not subject to such backup withholding.

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its assets is invested in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

     Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund (other than "exempt-interest dividends" paid by the Loomis Sayles Municipal Bond Fund, as described in its Prospectus) whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains (generally taxed at a rate of 20% for noncorporate shareholders), without regard to how long the shareholder has held shares of the Fund.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     The Loomis Sayles Emerging Markets Fund, the Loomis Sayles Global Bond Fund, the Loomis Sayles Global Technology Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund each may be eligible to make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the relevant Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits for the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax that would be imposed on the amount and type of income for which the foreign tax was paid. In addition, a shareholder must hold shares of the Fund (without protection from risk of loss) on the ex-dividend date and for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date in order to be eligible to claim a foreign credit for his or her share of these foreign taxes. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Loomis Sayles Emerging Markets Fund, the Loomis Sayles Global Bond Fund, the Loomis Sayles Global Technology Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund will notify shareholders each year of the amount of dividends and distributions and the shareholder's pro rata share of qualified taxes paid by each such Fund to foreign countries.

     Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Investment by a Fund in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     Generally a Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from a Fund's investment in foreign securities or REITs.

     Redemptions and exchanges of each Fund's shares are taxable events, and, accordingly, shareholders may realize gains and losses on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange, or redemption of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

     Dividends and distributions also may be subject to foreign, state, and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). The IRS recently revised its regulations affecting the application to foreign investors of the back-up withholding tax rules. The new regulations will generally be effective for payments made on or after January 1, 2001 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in each Fund should consult their advisers with respect to the potential application of these new regulations.

                              FINANCIAL STATEMENTS

     The financial statements of each Fund included in the Trust's 1999 Annual Report, filed with the SEC on November 29, 1999, are incorporated by reference to such Report.

                      CALCULATION OF YIELD AND TOTAL RETURN

     YIELD. Yield with respect to a Fund will be computed by dividing the Fund's net investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend-paying portfolio securities. The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

     At any time in the future, yields may be higher or lower than past yields, and there can be no assurance that any historical results will continue.

     Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

     TOTAL RETURN. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                             PERFORMANCE COMPARISONS

     YIELD AND TOTAL RETURN. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles Bond, Loomis Sayles Global Bond, Loomis Sayles High Yield, Loomis Sayles Intermediate Maturity Bond, Loomis Sayles Investment Grade Bond, Loomis Sayles Municipal Bond, Loomis Sayles Short-Term Bond, Loomis Sayles U.S. Government Securities, and Loomis Sayles Worldwide Funds may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or
(iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     VOLATILITY. Each Fund may quote various measures of its volatility and benchmark correlation. In addition, a Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which a Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. Each Fund may utilize charts and graphs to present its volatility and average annual total return. Each Fund may also discuss or illustrate examples of interest rate sensitivity.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     STANDARD & POOR'S MICROPAL, INC. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Micropal rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Micropal classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

     STANDARD & POOR'S SELECT FUNDS are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

     VALUE LINE INVESTMENT SURVEY is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

     CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     CONSUMER PRICE INDEX. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     DOW JONES INDUSTRIAL AVERAGE. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX. The Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Corporate Bond Index that have an average maturity of 1-10 years.

     LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX. The Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities of between one and three years.

     LEHMAN BROTHERS GOVERNMENT BOND INDEX. The Lehman Brothers Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     LEHMAN BROTHERS MUNICIPAL BOND INDEX. The Lehman Brothers Municipal Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds, and 13% pre-refunded bonds.

     MSCI-EAFE INDEX. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

     MSCI-EAFE EX-JAPAN INDEX. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     MERRILL LYNCH HIGH YIELD MASTER INDEX. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

     RUSSELL 2000 INDEX. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

     RUSSELL MID-CAP GROWTH INDEX. The Russell Mid-Cap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

     STANDARD & POOR'S/BARRA GROWTH INDEX. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to- book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S/BARRA VALUE INDEX. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to- book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S ("S&P") MID-CAP 400 INDEX. The S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500"). The S&P 500 is a market value- weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and

40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Funds regarding performance, rankings, and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                               INSTITUTIONAL CLASS

                                PERFORMANCE DATA*

     The manner in which total return and yield of the Funds will be calculated for public use is described above. The table summarizes the calculation of total return and yield for Institutional Class shares of the Funds, where applicable,
(i) for the one-year period ended September 30, 1999, (ii) for the three-year period ended September 30, 1999, (iii) for the five-year period ended September 30, 1999, (iv) from modified inception through September 30, 1999, and (v) from actual inception through September 30, 1999.

                                                                   AVERAGE ANNUAL TOTAL RETURN

                                                                      FOR THE
                                                           FOR THE     THREE-    FOR THE        FROM         FROM
                                              CURRENT     ONE-YEAR     YEAR     FIVE-YEAR     MODIFIED      ACTUAL
                                                SEC        PERIOD      PERIOD    PERIOD      INCEPTION**   INCEPTION***
                                              YIELD AT     ENDED       ENDED     ENDED         THROUGH      THROUGH
FUND                                          9/30/99     9/30/99     9/30/99    9/30/99       9/30/99      9/30/99
----                                          -------     -------     -------    -------       -------      -------
Loomis Sayles Aggressive Growth Fund            N/A        97.94%        N/A      N/A          33.66%       33.66%
Loomis Sayles Bond Fund                        8.45%        7.61%       8.22%    11.48%        11.95%       11.83%
Loomis Sayles Core Value Fund                   N/A        10.51%      14.20%    16.59%        13.50%       14.13%
Loomis Sayles Emerging Markets Fund             N/A         N/A          N/A      N/A           N/A          N/A
Loomis Sayles Global Bond Fund                 6.58%       14.19%       7.23%    11.24%         9.13%        9.05%
Loomis Sayles Growth Fund                       N/A        30.91%      16.62%    18.74%        14.16%       14.94%
Loomis Sayles High Yield Fund                 12.01%       21.03%       5.01%     N/A           5.01%        5.37%
Loomis Sayles Intermediate Maturity Bond       7.41%       2.98%         N/A      N/A           4.69%        4.69%
Fund
Loomis Sayles International Equity Fund         N/A        31.96%      10.32%     9.41%         9.56%        9.48%
Loomis Sayles Investment Grade Bond            7.52%        6.53%        N/A      N/A           7.51%        7.51%
Fund
Loomis Sayles Mid-Cap Value Fund                N/A        12.86%        N/A      N/A           8.38%        8.38%
Loomis Sayles Municipal Bond Fund              4.75%       (2.83%)      5.07%     6.06%         6.53%        6.55%
Loomis Sayles Short-Term Bond Fund             6.98%        1.77%       5.94%     6.27%         5.65%        5.64%
Loomis Sayles Small Cap Growth Fund             N/A        70.30%        N/A      N/A          22.98%       22.98%
Loomis Sayles Small Cap Value Fund              N/A        12.80%       9.35%    14.70%        15.77%       15.97%
Loomis Sayles U.S. Government Securities       6.21%       (3.50%)      7.57%     8.63%         8.78%        8.77%
Fund
Loomis Sayles Worldwide Fund                    N/A        27.82%       7.61%     N/A           7.62%        7.70%

------------
* Performance (for other than (i) the one-year and five-year periods for the Loomis Sayles Bond Fund and (ii) the one-year, three-year, and five-year periods for the Loomis Sayles Core Value and Loomis Sayles Small Cap Value Funds) would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                      FOR THE
                                                           FOR THE     THREE-    FOR THE        FROM         FROM
                                              CURRENT     ONE-YEAR     YEAR     FIVE-YEAR     MODIFIED      ACTUAL
                                                SEC        PERIOD      PERIOD    PERIOD      INCEPTION**   INCEPTION***
                                              YIELD AT     ENDED       ENDED     ENDED         THROUGH      THROUGH
FUND                                          9/30/99     9/30/99     9/30/99    9/30/99       9/30/99      9/30/99
----                                          -------     -------     -------    -------       -------      -------
Loomis Sayles Aggressive Growth Fund            N/A        94.07%       N/A       N/A          25.23%       25.23%
Loomis Sayles Bond Fund                        8.45%        7.61%       8.21%    11.48%        11.76%       11.65%
Loomis Sayles Core Value Fund                   N/A        10.51%      14.20%    16.59%        13.24%       13.88%
Loomis Sayles Emerging Markets Fund             N/A         N/A         N/A       N/A           N/A          N/A
Loomis Sayles Global Bond Fund                 6.39%       13.97%       6.85%    10.96%         8.48%        8.42%
Loomis Sayles Growth Fund                       N/A        30.48%      16.38%    18.59%        14.04%       14.84%
Loomis Sayles High Yield Fund                 11.26%       19.75%      (1.35%)    N/A          (1.35%)      (0.91%)
Loomis Sayles Intermediate Maturity Bond       6.09%       1.57%        N/A       N/A           2.29%        2.29%
Fund
Loomis Sayles International Equity Fund         N/A        31.67%      10.12%     9.29%         8.99%        8.92%
Loomis Sayles Investment Grade Bond            6.12%        4.06%       N/A       N/A           2.20%        2.20%
Fund
Loomis Sayles Mid-Cap Value Fund                N/A         9.47%       N/A       N/A           3.46%        3.46%
Loomis Sayles Municipal Bond Fund              3.64%       (3.89%)      3.40%     4.51%         0.90%        0.91%
Loomis Sayles Short-Term Bond Fund             6.61%        1.16%       5.30%     5.81%         4.81%        4.82%
Loomis Sayles Small Cap Growth Fund             N/A        70.11%       N/A       N/A          20.22%       20.22%
Loomis Sayles Small Cap Value Fund              N/A        12.80%       9.35%    14.70%        15.63%       15.83%
Loomis Sayles U.S. Government Securities       5.39%       (3.99%)      6.96%     8.16%         8.13%        8.13%
Fund
Loomis Sayles Worldwide Fund                    N/A        24.68%       4.25%     N/A           4.58%        4.74%

** Periods less than one year are not annualized. For the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Mid-Cap Value Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Intermediate Maturity Bond Fund, and Loomis Sayles Investment Grade Bond Fund, the modified inception date is December 31, 1996. For the Loomis Sayles Short-Term Bond Fund, the modified inception date is August 31, 1992, for the Loomis Sayles Worldwide Fund-- May 31, 1996, for the Loomis Sayles High Yield Fund-- September 30, 1996, and for all other Funds-- May 31, 1991.

***  Actual Inception Dates:


Loomis Sayles Aggressive Growth Fund                  December 31, 1996
Loomis Sayles Bond Fund                               May 16, 1991
Loomis Sayles Core Value Fund                         May 13, 1991
Loomis Sayles Emerging Markets Fund                   November 9, 1999

Loomis Sayles Global Bond Fund                        May 10, 1991
Loomis Sayles Growth Fund                             May 16, 1991
Loomis Sayles High Yield Fund                         September 11, 1996
Loomis Sayles Intermediate Maturity Bond Fund         December 31, 1996
Loomis Sayles International Equity Fund               May 10, 1991
Loomis Sayles Investment Grade Bond Fund              December 31, 1996
Loomis Sayles Mid-Cap Value Fund                      December 31, 1996
Loomis Sayles Municipal Bond Fund                     May 29, 1991
Loomis Sayles Short-Term Bond Fund                    August 3, 1992
Loomis Sayles Small Cap Value Fund                    May 13, 1991
Loomis Sayles Small Cap Growth Fund                   December 31, 1996
Loomis Sayles U.S. Government Securities Fund         May 21, 1991
Loomis Sayles Worldwide Fund                          May 1, 1996

                                  RETAIL CLASS

                                PERFORMANCE DATA*

     The manner in which total return and yield of the Funds will be calculated for public use is described above. This table summarizes the calculation of total return and yield for Retail Class shares of the Funds, where applicable,
(i) for the one-year period ended September 30, 1999 and (ii) since actual inception through September 30, 1999.

                                                                                     AVERAGE ANNUAL
                                                                                      TOTAL RETURN
                                                                               FOR THE              FROM
                                                           CURRENT            ONE-YEAR             ACTUAL
                                                             SEC               PERIOD            INCEPTION**
                                                           YIELD AT             ENDED              THROUGH
FUND                                                       9/30/99             9/30/99             9/30/99
----                                                       --------           --------           -----------
Loomis Sayles Aggressive Growth Fund                          N/A              97.45%              33.33%
Loomis Sayles Bond Fund                                      8.43%              7.30%               6.63%
Loomis Sayles Core Value Fund                                 N/A              10.18%              11.62%
Loomis Sayles Emerging Markets Fund                           N/A               N/A                 N/A
Loomis Sayles Global Bond Fund                               6.34%             13.84%               5.86%
Loomis Sayles Growth Fund                                     N/A              30.56%              15.68%
Loomis Sayles High Yield Fund                                 N/A               N/A                 N/A
Loomis Sayles Intermediate Maturity Bond Fund                7.15%              2.62%               4.44%
Loomis Sayles International Equity Fund                       N/A              31.56%               7.89%
Loomis Sayles Investment Grade Bond Fund                     7.28%              6.23%               7.24%
Loomis Sayles Mid-Cap Value Fund                              N/A              12.51%               8.08%
Loomis Sayles Municipal Bond Fund                             N/A               N/A                 N/A
Loomis Sayles Short-Term Bond Fund                           6.74%              1.41%               5.39%
Loomis Sayles Small Cap Growth Fund                           N/A              69.90%              22.72%
Loomis Sayles Small Cap Value Fund                            N/A              12.39%               6.23%
Loomis Sayles U.S. Government Securities Fund                 N/A               N/A                 N/A
Loomis Sayles Worldwide Fund                                  N/A              27.59%               5.92%
--------------------------------------------------------

   * Performance (for other than the one-year period for the Loomis Sayles Small Cap Value Fund) would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:


                                                                                     AVERAGE ANNUAL
                                                                                      TOTAL RETURN
                                                                               FOR THE              FROM
                                                           CURRENT            ONE-YEAR             ACTUAL
                                                             SEC               PERIOD            INCEPTION**
                                                           YIELD AT             ENDED              THROUGH
FUND                                                       9/30/99             9/30/99             9/30/99
----                                                       --------           --------           -----------
Loomis Sayles Aggressive Growth Fund                          N/A              82.05%             (13.80%)
Loomis Sayles Bond Fund                                      8.40%              7.26%               6.52%
Loomis Sayles Core Value Fund                                 N/A               7.70%               8.13%
Loomis Sayles Emerging Markets Fund                           N/A               N/A                  N/A
Loomis Sayles Global Bond Fund                               5.92%             13.32%               4.95%
Loomis Sayles Growth Fund                                     N/A              26.21%               7.25%
Loomis Sayles Intermediate Maturity Bond Fund                4.90%             (0.53%)             (4.43%)
Loomis Sayles International Equity Fund                       N/A              16.98%              (7.81%)
Loomis Sayles Investment Grade Bond Fund                     5.90%              3.68%               0.21%
Loomis Sayles Mid-cap Value Fund                              N/A              (1.41%)            (16.74%)
Loomis Sayles Short-term Bond Fund                           3.93%             (2.33%)             (5.54%)
Loomis Sayles Small Cap Growth Fund                           N/A               68.96%              18.32%
Loomis Sayles Small Cap Value Fund                            N/A               12.39%               6.19%
Loomis Sayles Worldwide Fund                                  N/A                3.32%             (62.95%)
----------------------------------------------------

** The actual inception date for the Retail Class of each of the Funds is December 31, 1996.

                                   ADMIN CLASS

                                PERFORMANCE DATA*

     The manner in which total return and yield of the Funds will be calculated for public use is described above. This table summarizes the calculation of total return and yield for Admin Class shares of the Funds, where applicable,
(i) for the one-year period ended September 30, 1999, (ii) from modified inception through September 30, 1999, and (iii) from actual inception through September 30, 1999.

                                                              AVERAGE ANNUAL TOTAL RETURN

                                                       FOR THE          FROM             FROM
                                         CURRENT      ONE-YEAR         MODIFIED         ACTUAL
                                           SEC         PERIOD        INCEPTION**      INCEPTION**
                                        YIELD AT        ENDED          THROUGH          THROUGH
FUND                                     9/30/99      9/30/99          9/30/99          9/30/99
----                                    --------      --------       -----------      -----------
Loomis Sayles Bond Fund                   8.16%         7.11%           2.66%            3.23%
Loomis Sayles Small Cap Value Fund         N/A         12.03%          (2.64%)          (3.79%)

* Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                                              AVERAGE ANNUAL TOTAL RETURN

                                                       FOR THE          FROM             FROM
                                         CURRENT      ONE-YEAR         MODIFIED         ACTUAL
                                           SEC         PERIOD        INCEPTION**      INCEPTION**
                                        YIELD AT        ENDED          THROUGH          THROUGH
FUND                                     9/30/99      9/30/99          9/30/99          9/30/99
----                                    --------      --------       -----------      -----------
Loomis Sayles Bond Fund                   7.64%         5.90%          (1.21%)          (0.50%)
Loomis Sayles Small Cap Value Fund         N/A         11.80%          (4.22%)          (5.28%)


** The modified and actual inception dates for the Admin Class of each of the Funds is January 31, 1998 and January 2, 1998, respectively.

                                   APPENDIX A

           PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates
Adam Smith's Money World
America Online
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning

Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger

Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV

WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                                    APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

     Loomis Sayles Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

     Loomis Sayles Funds' participation in wrap fee and no transaction fee programs

     Loomis Sayles Funds' and Loomis, Sayles & Company, L.P. Website

     Loomis Sayles Publications, including fact sheets for each Fund,

     Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

     Specific and general investment philosophies, strategies, processes, and techniques

     Specific and general sources of information, economic models, forecasts, and data services utilized, consulted, or considered in the course of providing advisory or other services

     Industry conferences at which Loomis Sayles participates

     Current capitalization, levels of profitability, and other financial information

     Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

     The specific credentials of the above individuals, including but not limited to previous employment, current, and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

     Specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

     Current and historical statistics relating to:

                --total dollar amount of assets managed
                --Loomis Sayles assets managed in total and by Fund --the growth of assets
                --asset types managed

     Loomis Sayles Funds' tag line -- "Listening Harder, Delivering More" -- and statements that and examples of how Loomis Sayles Funds listens to its clients and works hard to deliver results that exceed their expectations.

     References may be included in Loomis Sayles Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Funds. The information may include, but is not limited to:

     Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

     Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding the Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.

[LOGO ]


                             STATEMENT OF ADDITIONAL
                                   INFORMATION


                                                                February 1, 2000

       This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus of Class J shares of the Loomis Sayles Investment Grade Bond Fund series ("Fund") of Loomis Sayles Funds dated February 1, 2000, as revised from time to time. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. A copy of the Prospectus may be obtained from Loomis Sayles Funds, One Financial Center, Boston, Massachusetts 02111.


LOOMIS SAYLES FUNDS
       Loomis Sayles Investment Grade Bond Fund (Class J shares)

                                TABLE OF CONTENTS

THE TRUST......................................................................1

INVESTMENT STRATEGIES AND RISKS................................................1
       Investment Restrictions.................................................1
       Investment Strategies...................................................3
       U.S. Government Securities .............................................3
       When-Issued Securities..................................................4
       Zero Coupon Bonds.......................................................4
       Repurchase Agreements...................................................5
       Real Estate Investment Trusts...........................................5
       Rule 144A Securities....................................................5
       Foreign Currency Transactions...........................................6
       Options  ...............................................................6

MANAGEMENT OF THE TRUST........................................................9

INVESTMENT ADVISORY AND OTHER SERVICES........................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................17

DESCRIPTION OF THE TRUST......................................................19
       Voting Rights..........................................................19
       Shareholder and Trustee Liability .....................................20
       How to Buy Shares .....................................................21
       Net Asset Value .......................................................21

SHAREHOLDER SERVICES .........................................................21
       Open Accounts .........................................................21
       Redemptions ...........................................................22

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS ..................22

FINANCIAL STATEMENTS .........................................................25

CALCULATION OF YIELD AND TOTAL RETURN ........................................25

PERFORMANCE COMPARISONS ......................................................25

PERFORMANCE DATA..............................................................29

APPENDIX A

       PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION ............30

APPENDIX B

       ADVERTISING AND PROMOTIONAL LITERATURE ................................34

                                    THE TRUST

       Loomis Sayles Funds (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes 19 series (collectively, the "Funds"), including the Loomis Sayles Investment Grade Bond Fund (the "Fund"). The Trust was organized as a Massachusetts business trust on February 20, 1991.

       Class J shares of the Fund are freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                         INVESTMENT STRATEGIES AND RISKS

       The investment objective and principal investment strategies of the Fund are described in the Prospectus. The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of the Fund as set forth in the Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of the Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

                             INVESTMENT RESTRICTIONS

       In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

       The Fund will not:

       (1) Invest in companies for the purpose of exercising control or management.

      *(2)    Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      *(3)   Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

      *(4)   Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restriction (9) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

      *(8)   Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

      *(9)   Borrow money in excess of 10% of its assets (taken at cost) or 5%
of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (13) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

      *(14) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       (15) The Fund normally will invest at least 65% of its assets in investment grade fixed income securities.

       The Fund intends, based on the views of the staff of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

       In connection with the offering of its shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association: (1) that the Fund will not invest more than 10% of the Fund's net assets in securities that are not traded on a recognized exchange; (2) that the Fund may not acquire more than 10% of the voting securities of any issuer; (3) that the Fund will not invest more than 5% of its assets in the securities of any one issuer (other than the U.S. Government) and (4) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 15% of the voting securities of any issuer.

       If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

INVESTMENT STRATEGIES

       Except to the extent prohibited by the Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing the Fund may include investments in the types of securities described below.

U.S. GOVERNMENT SECURITIES

       U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

       U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

       U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

       "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

       "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

       "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

       As described in the Prospectus, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

WHEN-ISSUED SECURITIES

       When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON BONDS

       Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

REPURCHASE AGREEMENTS

       Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

REAL ESTATE INVESTMENT TRUSTS

       REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

       Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

       Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

FOREIGN CURRENCY TRANSACTIONS

       Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

       The Fund may enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

       Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

       The Fund generally will not enter into forward contracts with a term of greater than one year.

       Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

       The Fund, in conjunction with its transactions in forward contracts, options and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options and futures.

OPTIONS

       An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

       If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

       The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

       Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

       An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

       An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

       The staff of the SEC has taken the position that over-the-counter options should be treated as illiquid securities for purposes of the Fund's investment restriction prohibiting it from investing more than 15% of its net assets in illiquid securities. The Fund intends to comply with this position.

       Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

                             MANAGEMENT OF THE TRUST

       The trustees of the Trust supervise the affairs of the Trust and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts. The trustees and officers of the Trust, their ages, and their principal occupations during the past five years are as follows:

       JOSEPH ALAIMO (69)--Trustee. 727 N. Bank Lane, Lake Forest, Illinois. President, Wintrust Asset Management Company.

       RICHARD S. HOLWAY (73)--Trustee. 1314 Seaspray Lane, Sanibel, Florida. Retired. Formerly Vice President, Loomis Sayles. Director, Sandwich Cooperative Bank.

       MICHAEL T. MURRAY (69)--Trustee. 404 N. Western Ave., Lake Forest, Illinois. Retired. Formerly Vice President, Loomis Sayles.

       DANIEL J. FUSS(1) (66)--President and Trustee. Vice Chairman and Director, Loomis Sayles.

       ROBERT J. BLANDING (52)--Executive Vice President. 555 California Street, San Francisco, California. President, Chairman, Director, and Chief Executive Officer, Loomis Sayles.

       MARK W. HOLLAND (50)--Treasurer. Vice President, Finance and Administration and Director, Loomis Sayles. .

       SHEILA M. BARRY (54)--Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

       DAWN M. ALSTON-PAIGE (35)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

       MARK BARIBEAU (40)--Vice President. Vice President, Loomis Sayles.

       JAMES C. CARROLL (49)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles. Formerly Managing Director and Senior Energy Analyst at Paine Webber, Inc.

       E. JOHN DEBEER (61)--Vice President. Vice President, Loomis Sayles.

       RODERICK H. DILLON, JR. (43)--Vice President. 2001 Pennsylvania Avenue, N.W., Suite 200, Washington, DC. Vice President, Loomis Sayles.

       WILLIAM H. EIGEN, JR. (62)--Vice President. Vice President, Loomis Sayles. Formerly Vice President, INVESCO Funds Group and Vice President, The Travelers Corp.

       CHRISTOPHER R. ELY (44)--Vice President. Vice President, Loomis Sayles. Formerly Senior Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

-----------------------

       (1) Trustee deemed an "interested person" of the Trust, as defined by the 1940 Act.

       QUENTIN P. FAULKNER (60)--Vice President. Vice President, Loomis Sayles.

       PHILIP C. FINE (50)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

       KATHLEEN C. GAFFNEY (38)--Vice President. Vice President, Loomis Sayles.

       ISAAC GREEN (38)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Executive Vice President and Director, Loomis Sayles.

       MARTHA F. HODGMAN (48)--Vice President. Vice President, Loomis Sayles.

       JOHN HYLL (45)--Vice President. 555 California Street, San Francisco, California.

       JEFFREY L. MEADE (49)--Vice President. Executive Vice President, Chief Operating Officer and Director, Loomis Sayles.

       ESWAR MENON (35)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas Applegate Capital Management, Equity Analyst at Koaneman Capital Management, and Senior Engineer at Integrated Device Technology.

       ALEX MUROMCEW (36)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas Applegate Capital Management and Investment Analyst at Teton Partners, L.P.

       KENT P. NEWMARK (61)--Vice President. 555 California Street, San Francisco, California. Vice President, Managing Partner and Director, Loomis Sayles.

       BRUCE G. PICARD, JR. (30)--Vice President. Vice President, Loomis Sayles.

       LAUREN B. PITALIS (39)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Assistant Secretary, Harris Associates Investment Trust.

       DAVID L. SMITH (46)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

       SANDRA P. TICHENOR (50)--Vice President. 555 California Street, San Francisco, California. General Counsel, Executive Vice President, Secretary and Clerk, Loomis Sayles. Formerly Partner, Heller, Ehrman, White & McAuliffe.

       JOHN TRIBOLET (29)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas-Applegate Capital Management, MBA student at the University of Chicago, and investment banker, most recently at PaineWebber, Inc.

       JEFFREY W. WARDLOW (39)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

       GREGG D. WATKINS (51)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

       ANTHONY J. WILKINS (57)--Vice President. Executive Vice President and Director, Loomis Sayles.

       Previous positions during the past five years with Loomis Sayles are omitted if not materially different.

       Except as indicated above, the address of each trustee and officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts. The Trust pays no compensation to its officers or to the trustees listed above who are directors, officers, or employees of Loomis Sayles. Each trustee who is not a director, officer, or employee of Loomis Sayles is compensated at the rate of $1,250 per Fund per annum.

                               COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999


                (1)                         (2)                 (3)                (4)                 (5)
                ---                         ---                 ---                ---                 ---
                                                                                                      TOTAL
                                                            PENSION OR                            COMPENSATION
                                                            RETIREMENT          ESTIMATED        FROM TRUST AND
                                         AGGREGATE           BENEFITS             ANNUAL          FUND COMPLEX*
          NAME OF PERSON,               COMPENSATION    ACCRUED AS PART OF    BENEFITS UPON          PAID TO
              POSITION                   FROM TRUST        FUND EXPENSES        RETIREMENT           TRUSTEE
          --------------                ------------    ------------------    -------------      --------------
Joseph Alaimo, Trustee                     $5,312.50           N/A                 N/A                $5,312.50

Daniel J. Fuss, Trustee                           $0           N/A                 N/A                       $0

Richard S. Holway, Trustee                $21,562.50           N/A                 N/A               $21,562.50

Michael T. Murray, Trustee                $21,562.50           N/A                 N/A               $21,562.50

-----------------------

* No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.

         As of September 30, 1999, the officers and trustees of the trust did not beneficially own any Class J shares of the Fund.

         For current and retired Trustees of the Trust, investment advisory clients of Loomis Sayles (and their directors, officers, and employees), and current and retired employees of Loomis Sayles and the parents, spouses, and children of the foregoing, the Trust has reduced the minimum initial investment for Institutional Class shares of the Fund to $2,500.

                                PRINCIPAL HOLDERS

       The following table provides information on the principal holders of Class J shares of the Fund. A principal holder is a person who owns of record or beneficially 5% or more of the outstanding Class J shares of the Fund. Information provided in this table is as of December 27, 1999.


                                                                                        PERCENTAGE OF
SHAREHOLDER                                            ADDRESS                           SHARES HELD
-----------                                            -------                          -------------
Marusan Securities Co., Ltd.                           2-5-2 Nihonbashi,Chuo-               49.16%
                                                       Ku, Tokyo, Japan

Izumi Securities Co.                                   17-24 Shinkawa, I-Chome              46.73%
                                                       Chuo-Ku, Tokyo, Japan


       Since these shareholders beneficially own more than 25% of the Class J shares of the Fund, they may be deemed to "control" Class J of the Fund within the meaning of the 1940 Act.

       Marusan Securities Co., Ltd. and Izumi Securities Co. are organized under the laws of Japan. Izumi Securities Co. is controlled by Sumitomo Life Insurance Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES


       ADVISORY AGREEMENT. Under an advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund, and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee of .40% of the Fund's average daily net assets.

       During the periods shown below, pursuant to the advisory agreement described above, Loomis Sayles received the following amount of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the Fund:


                                               FISCAL YEAR ENDED       FISCAL PERIOD ENDED      FISCAL YEAR ENDED
                                                   12/31/97                  9/30/98*                9/30/99
                                               -----------------       -------------------      -----------------


                                                       Fee Waivers               Fee Waivers            Fee Waivers
                                           Advisory    and Expense    Advisory   and Expense  Advisory  and Expense
Fund                                         Fees      Assumptions      Fees     Assumptions    Fees    Assumptions
----                                         ----      -----------      ----     -----------    ----    -----------
Loomis Sayles Investment Grade Bond         $8,585       $162,568      $12,300     $119,899    $40,491    $167,270
Fund


-----------
  *  The fiscal year-end for the Fund changed to September 30 in 1998.

       The Trust pays the compensation of its trustees who are not directors, officers, or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectus, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

       Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in the Fund's inability to qualify as a regulated investment company under the

Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

       As described in the Prospectus, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

       The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and the agreement terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

       The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

       Loomis Sayles acts as investment adviser or subadviser to New England Value Fund, New England Strategic Income Fund, New England Star Advisers Fund, New England Star Small Cap Fund, and New England Balanced Fund, which are series of New England Funds Trust I, a registered open-end management investment company; New England High Income Fund, a series of New England Funds Trust II, a registered, open-end management investment company; the Loomis Sayles Balanced Series and the Loomis Sayles Small Cap Series of New England Zenith Fund, a registered open-end management investment company; and Loomis Sayles Investment Trust, a registered open-end management investment company. Loomis Sayles also provides investment advice to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

       The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

       Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Fund outweighs the disadvantages, if any, that might result from these practices.

       DISTRIBUTION AGREEMENT AND RULE 12b-1 PLANS. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 (the "Distributor") serves as the general distributor of the Fund. Under this agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing its Prospectus to existing shareholders.

       As described in the Prospectus, the Fund has adopted a Service and Distribution Plan for Class J shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Distributor, a subsidiary of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average net assets attributable to Class J shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to Class J shares. Payments under the Plan are made to Japanese broker-dealers and to Loomis Sayles sales representatives. Payments also may be made under the Plan to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan recordkeeping. In addition, payments under the Plan may be made for activities such as advertising, printing, and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees").

       The following table provides information on the amount of fees paid by the Fund under the Plan during the past fiscal year. A portion of these fees was paid out to intermediaries in Japan for shareholder servicing, and a portion was retained by the Distributor and paid out entirely in commission to the Distributor's Japanese representative.


---------------------------------------------------------------------------------
FUND                                                  12b-1 Fees paid by the Fund
---------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund
   Class J                                                      $35,566

---------------------------------------------------------------------------------

       The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund's Class J shares. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. The Plan provides that, for so long as the Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

       The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of that Fund's Class J shares or by vote of a majority of the Independent Trustees.

       The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

       The following table provides information on the amount of underwriting commissions received and retained by the Distributor in conjunction with the Fund during the past fiscal period.


------------------------------------------------------------------------
UNDERWRITING COMMISSIONS RECEIVED AND              Since Inception
RETAINED BY THE DISTRIBUTOR                    (5/24/99) through 9/30/99
------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund                $91,760
     (Class J)
------------------------------------------------------------------------

       CUSTODIAL ARRANGEMENTS. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

       INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, and consults with the Fund as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1999 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

       Loomis Sayles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

       Receipt of research services from brokers may sometimes be a factor in selecting a broker that Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

                            DESCRIPTION OF THE TRUST

       The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991.

       The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of the Fund. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

       The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all Funds.

       The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The Fund currently offers Class J shares, as described in this Prospectus, and Institutional and Retail Class shares, which are described in a separate Prospectus. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

       The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or the Fund upon written notice to the shareholders.

VOTING RIGHTS

       As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

       The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

       There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

       Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

       Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

       No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

       Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

HOW TO BUY SHARES

       The procedures for purchasing shares of the Fund are summarized in the Prospectus under "General Information-How to Purchase Shares."

NET ASSET VALUE

       The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees on the basis of dealer-supplied quotations or otherwise, although the actual calculations may be made by persons acting pursuant to the direction of the board.

       Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities may be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

                              SHAREHOLDER SERVICES

OPEN ACCOUNTS

       A shareholder's investment in Class J shares of the Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Certificates representing shares are issued only upon written request to State Street Bank but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, State Street Bank will send each shareholder a statement providing U.S. federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record.

       The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

REDEMPTIONS

       The procedures for redemption of Fund shares are summarized in the Prospectus under "General Information--How to Redeem Shares."

       The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by State Street Bank in proper form.

       The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

       A redemption constitutes a sale of the shares for U.S. federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

       As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

       Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

       As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

       The following discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding tax rules. The new regulations will generally be effective for payments made on or after January 1, 2001 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their advisers with respect to the potential application of these new regulations.

       The Internal Revenue Service ("IRS") requires any Fund to withhold 31% of any redemption proceeds (including the value of shares exchanged) and of any income dividends and capital gain distributions in the following situations:

- If you do not provide a correct, certified taxpayer identification number to the Fund.

- If the IRS notifies the Fund that you have underreported your income in the past and thus are subject to backup withholding.

- If you fail to certify to the Fund that you are not subject to such backup withholding because, for example, of your foreign (non-U.S.) status.

       The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its assets is invested in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

       An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

       Shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains (generally taxed at a rate of 20% for noncorporate shareholders), without regard to how long the shareholder has held shares of the Fund.

       Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

       The Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

       Investment by the Fund in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

       If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

       The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

       Generally the Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from the Fund's investment in foreign securities or REITs.

       Redemptions and exchanges of the Fund's shares are taxable events, and, accordingly, shareholders may realize gains and losses on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange, or redemption of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

       The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

       Dividends and distributions also may be subject to foreign, state, and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.

                              FINANCIAL STATEMENTS

       The financial statements of the Fund included in the Trust's 1999 Annual Report, filed with the SEC on November 29, 1999, are incorporated by reference to such Report.

                      CALCULATION OF YIELD AND TOTAL RETURN

       YIELD. Yield with respect to the Fund will be computed by dividing the Fund's net investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend-paying portfolio securities. The Fund's yields will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

       At any time in the future, yields may be higher or lower than past yields, and there can be no assurance that any historical results will continue.

       Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

       TOTAL RETURN. Total Return with respect to the Fund is a measure of the change in value of an investment in the Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                             PERFORMANCE COMPARISONS

       YIELD AND TOTAL RETURN. The Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

       VOLATILITY. The Fund may quote various measures of its volatility and benchmark correlation. In addition, the Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which the Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. The Fund may utilize charts and graphs to present its volatility and average annual total return. The Fund may also discuss or illustrate examples of interest rate sensitivity.

       LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

       STANDARD & POOR'S MICROPAL, INC. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Micropal rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Micropal classifies mutual funds by investment objective and asset category.

       MORNINGSTAR, INC. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent the Fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

       STANDARD & POOR'S SELECT FUNDS are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

       VALUE LINE INVESTMENT SURVEY is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

       CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

       Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as the following:

       CONSUMER PRICE INDEX. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

       DOW JONES INDUSTRIAL AVERAGE. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.

       LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

       LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX. The Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Corporate Bond Index that have an average maturity of 1-10 years.

       LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

       LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX. The Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities of between one and three years.

       LEHMAN BROTHERS GOVERNMENT BOND INDEX. The Lehman Brothers Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

       LEHMAN BROTHERS MUNICIPAL BOND INDEX. The Lehman Brothers Municipal Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds, and 13% pre-refunded bonds.

       MSCI-EAFE INDEX. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

       MSCI-EAFE EX-JAPAN INDEX. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

       MERRILL LYNCH HIGH YIELD MASTER INDEX. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

       RUSSELL 2000 INDEX. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 2000 Index, which represents approximately 98% of the investable U.S. equity market.

       SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

       STANDARD & POOR'S/BARRA GROWTH INDEX. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

       STANDARD & POOR'S/BARRA VALUE INDEX. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

       STANDARD & POOR'S ("S&P") MID-CAP 400 INDEX. The S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

       STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

       From time to time, articles about the Fund regarding performance, rankings, and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                                PERFORMANCE DATA*

       The manner in which total return and yield of the Fund will be calculated for public use is described above. The table summarizes the calculation of total return and yield for the Fund.


                                                             FROM            FROM
                                            CURRENT        MODIFIED         ACTUAL
                                              SEC        INCEPTION**     INCEPTION**
                                            YIELD AT       THROUGH         THROUGH
FUND                                        9/30/99        9/30/99         9/30/99
----                                        --------     -----------     -----------
Loomis Sayles Investment Grade Bond          6.54%         (4.88%)        (4.70%)
Fund (Class J)


-----------
* Performance for the Fund would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:



                                                            FROM           FROM
                                            CURRENT        MODIFIED        ACTUAL
                                              SEC        INCEPTION**     INCEPTION**
                                            YIELD AT       THROUGH         THROUGH
FUND                                        9/30/99        9/30/99         9/30/99
----                                        --------     -----------     -----------
Loomis Sayles Investment Grade               5.92%         (5.69%)        (5.52%)
Bond Fund (Class J)


** The modified and actual inception dates for Class J shares of the Fund are April 30, 1999 and April 7, 1999, respectively.

                                   APPENDIX A

           PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates
Adam Smith's Money World
America Online
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser

Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business

New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal

Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

       Loomis Sayles Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

       Loomis Sayles Funds' participation in wrap fee and no transaction fee programs

       Loomis Sayles Funds and Loomis, Sayles & Company, L.P. Website

       Loomis Sayles Publications, including fact sheets for each Fund

       Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

       Specific and general investment philosophies, strategies, processes, and techniques

       Specific and general sources of information, economic models, forecasts, and data services utilized, consulted, or considered in the course of providing advisory or other services

       Industry conferences at which Loomis Sayles participates

       Current capitalization, levels of profitability, and other financial information

       Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

       The specific credentials of the above individuals, including but not limited to previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

       Specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

       Current and historical statistics relating to:

              --     total dollar amount of assets managed

              --     Loomis Sayles assets managed in total and by Fund

              --     the growth of assets

              --     asset types managed

       Loomis Sayles Funds' tag line -- "Listening Harder, Delivering More" -- and statements that and examples of how Loomis Sayles Funds listens to its clients and works hard to deliver results that exceed their expectations.

       References may be included in Loomis Sayles Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Funds. The information may include, but is not limited to:

       Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

       Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding Loomis Sayles Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.

 [LOGO]


                             STATEMENT OF ADDITIONAL
                                   INFORMATION


                                February 1, 2000

         This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus of the Managed Bond Fund series ("Fund") of Loomis Sayles Funds dated February 1, 2000, as revised from time to time. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. A copy of the Prospectus may be obtained from Loomis Sayles Funds, One Financial Center, Boston, Massachusetts 02111.


LOOMIS SAYLES FUNDS
         Loomis Sayles Managed Bond Fund

                                TABLE OF CONTENTS


THE TRUST .................................................................    1

INVESTMENT STRATEGIES AND RISKS ...........................................    1
         Investment Restrictions ..........................................    1
         Investment Strategies ............................................    3
         U.S. Government Securities .......................................    3
         When-Issued Securities ...........................................    4
         Zero Coupon Bonds ................................................    4
         Repurchase Agreements ............................................    5
         Rule 144A Securities .............................................    5
         Foreign Currency Transactions ....................................    5
         Options ..........................................................    6

MANAGEMENT OF THE TRUST ...................................................    8

INVESTMENT ADVISORY AND OTHER SERVICES ....................................   13

PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................   16

DESCRIPTION OF THE TRUST ..................................................   17
         Voting Rights ....................................................   17
         Shareholder and Trustee Liability ................................   18
         How to Buy Shares ................................................   19
         Net Asset Value ..................................................   19

SHAREHOLDER SERVICES ......................................................   19
         Open Accounts ....................................................   19
         Redemptions ......................................................   20

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS ...............   20

FINANCIAL STATEMENTS ......................................................   23

CALCULATION OF YIELD AND TOTAL RETURN .....................................   23

PERFORMANCE COMPARISONS ...................................................   23

PERFORMANCE DATA ..........................................................   27

APPENDIX A

         PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION .......   28

APPENDIX B

         ADVERTISING AND PROMOTIONAL LITERATURE ...........................   32

                                    THE TRUST

         Loomis Sayles Funds (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes 19 series (collectively, the "Funds"), including the Loomis Sayles Managed Bond Fund (the "Fund"). The Trust was organized as a Massachusetts business trust on February 20, 1991.

         Shares of the Fund are freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                         INVESTMENT STRATEGIES AND RISKS

         The investment objective and principal investment strategies of the Fund are described in the Prospectus. The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of the Fund as set forth in the Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of the Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

INVESTMENT RESTRICTIONS

         In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

         The Fund will not:

         (1) Invest in companies for the purpose of exercising control or management.

         *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

         *(4) Make loans. (For purposes of this investment restriction, neither
(i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

         (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

         (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

         (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restriction (9) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

         *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

         *(9) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

         (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

         (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

         (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

         (13) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

         *(14) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts, and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

         (15) The Fund normally will invest at least 65% of its assets in fixed income securities.

         The Fund intends, based on the views of the staff of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

         In connection with the offering of its shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association: (1) that the Fund will not invest more than 10% of the Fund's net assets in securities that are not traded on a recognized exchange; (2) that the Fund may not acquire more than 10% of the voting securities of any issuer; (3) that the Fund will not invest more than 5% of its assets in the securities of any one issuer (other than the U.S. Government) and (4) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 15% of the voting securities of any issuer.

         If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

INVESTMENT STRATEGIES

         Except to the extent prohibited by the Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing the Fund may include investments in the types of securities described below.

U.S. GOVERNMENT SECURITIES

         U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

         U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

         U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

         "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

         "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S.
Government.

         As described in the Prospectus, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

WHEN-ISSUED SECURITIES

         When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON BONDS

         Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

REPURCHASE AGREEMENTS

         Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

RULE 144A SECURITIES

         Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

FOREIGN CURRENCY TRANSACTIONS

         Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

         The Fund may enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

         Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

         The Fund generally will not enter into forward contracts with a term of greater than one year.

         Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

         The Fund, in conjunction with its transactions in forward contracts, options and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options and futures.

OPTIONS

         An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

         If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

         The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

         Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

         An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

         The staff of the SEC has taken the position that over-the-counter options should be treated as illiquid securities for purposes of the Fund's investment restriction prohibiting it from investing more than 15% of its net assets in illiquid securities. The Fund intends to comply with this position.

         Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

                             MANAGEMENT OF THE TRUST

         The trustees of the Trust supervise the affairs of the Trust and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts. The trustees and officers of the Trust, their ages, and their principal occupations during the past five years are as follows:

         JOSEPH ALAIMO (69)--Trustee. 727 N. Bank Lane, Lake Forest, Illinois. President, Wintrust Asset Management Company.

         RICHARD S. HOLWAY (73)--Trustee. 1314 Seaspray Lane, Sanibel, Florida. Retired. Formerly Vice President, Loomis Sayles. Director, Sandwich Cooperative Bank.

         MICHAEL T. MURRAY (69)--Trustee. 404 N. Western Ave., Lake Forest, Illinois. Retired. Formerly Vice President, Loomis Sayles.

         DANIEL J. FUSS(1) (66)--President and Trustee. Vice Chairman and Director, Loomis Sayles.

         ROBERT J. BLANDING (52)--Executive Vice President. 555 California Street, San Francisco, California. President, Chairman, Director, and Chief Executive Officer, Loomis Sayles.

         MARK W. HOLLAND (50)--Treasurer. Vice President, Finance and Administration and Director, Loomis Sayles.

         SHEILA M. BARRY (54)--Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

         DAWN M. ALSTON-PAIGE (35)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

         MARK BARIBEAU (40)--Vice President. Vice President, Loomis Sayles.

         JAMES C. CARROLL (49)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles. Formerly Managing Director and Senior Energy Analyst at Paine Webber, Inc.

         E. JOHN DEBEER (61)--Vice President.  Vice President, Loomis Sayles.

         RODERICK H. DILLON, JR. (43)--Vice President. 2001 Pennsylvania Avenue, N.W., Suite 200, Washington, DC. Vice President, Loomis Sayles.

         WILLIAM H. EIGEN, JR. (62)--Vice President. Vice President, Loomis Sayles. Formerly Vice President, INVESCO Funds Group and Vice President, The Travelers Corp.

         CHRISTOPHER R. ELY (44)--Vice President. Vice President, Loomis Sayles. Formerly Senior Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

--------------------------

(1) Trustee deemed an "interested person" of the Trust, as defined by the 1940 Act.

         QUENTIN P. FAULKNER (60)--Vice President. Vice President, Loomis
Sayles.

         PHILIP C. FINE (50)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

         KATHLEEN C. GAFFNEY (38)--Vice President. Vice President, Loomis
Sayles.

         ISAAC GREEN (38)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Executive Vice President and Director, Loomis Sayles.

         MARTHA F. HODGMAN (48)--Vice President. Vice President, Loomis Sayles.

         JOHN HYLL (45)--Vice President. 555 California Street, San Francisco, California.

         JEFFREY L. MEADE (49)--Vice President. Executive Vice President, Chief Operating Officer and Director, Loomis Sayles.

         ESWAR MENON (35)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas Applegate Capital Management, Equity Analyst at Koaneman Capital Management, and Senior Engineer at Integrated Device Technology.

         ALEX MUROMCEW (36)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas Applegate Capital Management and Investment Analyst at Teton Partners, L.P.

         KENT P. NEWMARK (61)--Vice President. 555 California Street, San Francisco, California. Vice President, Managing Partner and Director, Loomis Sayles.

         BRUCE G. PICARD, JR. (30)--Vice President. Vice President, Loomis
Sayles.

         LAUREN B. PITALIS (39)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Assistant Secretary, Harris Associates Investment Trust.

         DAVID L. SMITH (46)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

         SANDRA P. TICHENOR (50)--Vice President. 555 California Street, San Francisco, California. General Counsel, Executive Vice President, Secretary and Clerk, Loomis Sayles. Formerly Partner, Heller, Ehrman, White & McAuliffe.

         JOHN TRIBOLET (29)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas-Applegate Capital Management, MBA student at the University of Chicago, and investment banker, most recently at PaineWebber, Inc.

         JEFFREY W. WARDLOW (39)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

         GREGG D. WATKINS (51)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

         ANTHONY J. WILKINS (57)--Vice President. Executive Vice President and Director, Loomis Sayles.

         Previous positions during the past five years with Loomis Sayles are omitted if not materially different.

         Except as indicated above, the address of each trustee and officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts. The Trust pays no compensation to its officers or to the trustees listed above who are directors, officers, or employees of Loomis Sayles. Each trustee who is not a director, officer, or employee of Loomis Sayles is compensated at the rate of $1,250 per Fund per annum.

                               COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999


               (1)                         (2)                (3)                 (4)                (5)
               ----                        ----               ----                ----               ---
                                                                                                     TOTAL
                                                                                                 COMPENSATION
                                                             PENSION OR         ESTIMATED        FROM TRUST AND
                                         AGGREGATE       RETIREMENT BENEFITS     ANNUAL          FUND COMPLEX*
          NAME OF PERSON,              COMPENSATION      ACCRUED AS PART OF   BENEFITS UPON         PAID TO
             POSITION                   FROM TRUST         FUND EXPENSES        RETIREMENT          TRUSTEE
             --------                   ----------         -------------        ----------          -------

Joseph Alaimo, Trustee                        $5,312.50         N/A                N/A             $5,312.50

Daniel J. Fuss, Trustee                              $0         N/A                N/A                    $0

Richard S. Holway, Trustee                   $21,562.50         N/A                N/A            $21,562.50

Michael T. Murray, Trustee                   $21,562.50         N/A                N/A            $21,562.50

---------------
* No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.

         As of September 30, 1999, the officers and trustees of the Trust did not beneficially own any shares of the Fund.

                                PRINCIPAL HOLDERS

         The following table provides information on the principal holders of the Fund. A principal holder is a person who owns of record or beneficially 5% or more of the Fund's outstanding securities. Information provided in this table is as of December 27, 1999.


                                                                                        PERCENTAGE OF
SHAREHOLDER                                            ADDRESS                          SHARES HELD
-----------                                            -------                          -----------
Kokusai Securities Co. Ltd.                            27-1 Shinkawa,                        100%
                                                       2-Chome, Chuo-Ku
                                                       Tokyo, Japan


         Since Kokusai Securities Co. Ltd. ("Kokusai") owns more than 25% of the Fund, it may be deemed to "control" the Fund within the meaning of the 1940 Act. Kokusai is organized under the laws of Japan.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         ADVISORY AGREEMENT. Under an advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund, and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee of .60% of the Fund's average daily net assets.

         During the periods shown below, pursuant to the advisory agreement described above, Loomis Sayles received the following amount of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the Fund for the fiscal period ended September 30, 1999:


                                                                                                Fee Waivers
                                                                              Advisory          and Expense
Fund                                                                            Fees            Assumptions
----                                                                            ----            -----------

Loomis Sayles Managed Bond Fund                                               $205,838            $183,586

         The Trust pays the compensation of its trustees who are not directors, officers, or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectus, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

         Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in the Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

         As described in the Prospectus, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

         The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the

Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and the agreement terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

         The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

         Loomis Sayles acts as investment adviser or subadviser to New England Value Fund, New England Strategic Income Fund, New England Star Advisers Fund, New England Star Small Cap Fund, and New England Balanced Fund, which are series of New England Funds Trust I, a registered open-end management investment company; New England High Income Fund, a series of New England Funds Trust II, a registered, open-end management investment company; the Loomis Sayles Balanced Series and the Loomis Sayles Small Cap Series of New England Zenith Fund, a registered open-end management investment company; and Loomis Sayles Investment Trust, a registered open-end management investment company. Loomis Sayles also provides investment advice to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

         The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

         Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Fund outweighs the disadvantages, if any, that might result from these practices.

         DISTRIBUTION AGREEMENT AND RULE 12b-1 PLANS. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 (the "Distributor") serves as the general distributor of the Fund. Under this agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing its Prospectus to existing shareholders.

         As described in the Prospectus, the Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Distributor, a subsidiary of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average net assets and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund's average net assets. Payments under the Plan are made to Japanese broker-dealers and to Loomis Sayles sales representatives. Payments also may be made under the Plan to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan recordkeeping. In addition, payments under the Plan may be made for activities such as advertising, printing, and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees").

         The following table provides information on the amount of fees paid by the Fund under the Plan during the past fiscal period. A portion of these fees was paid out to intermediaries in Japan for shareholder servicing, and a portion was retained by the Distributor and paid out entirely in commission to the Distributor's Japanese representative.


      -------------------------------------------------------------------------
      -------------------------------------------------------------------------
      FUND/CLASS                        12b-1 Fees paid by the Fund
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------
      Loomis Sayles Managed Bond Fund             $257,298
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

         The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. The Plan provides that, for so long as the Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the Independent Trustees.

         The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

         The following table provides information on the amount of underwriting commissions received and retained by the Distributor in conjunction with the Fund.


      -------------------------------------------------------------------------
      -------------------------------------------------------------------------
      UNDERWRITING COMMISSIONS RECEIVED AND RETAINED     Fiscal Period 1999
      BY THE DISTRIBUTOR                                (10/1/98 - 9/30/99)
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------
      Loomis Sayles Managed Bond Fund                       $241,380
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

         CUSTODIAL ARRANGEMENTS. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

         INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal, and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1999 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

         Loomis Sayles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

         Receipt of research services from brokers may sometimes be a factor in selecting a broker that Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

                            DESCRIPTION OF THE TRUST

         The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991.

         The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of the Fund. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

         The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all Funds.

         The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

         The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or the Fund upon written notice to the shareholders.

VOTING RIGHTS

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

         The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

         There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

         Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

         Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

         The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

HOW TO BUY SHARES

         The procedures for purchasing shares of the Fund are summarized in the Prospectus under "General Information-How to Purchase Shares."

NET ASSET VALUE
         The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees on the basis of dealer-supplied quotations or otherwise, although the actual calculations may be made by persons acting pursuant to the direction of the board.

         Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities may be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

                              SHAREHOLDER SERVICES

OPEN ACCOUNTS

         A shareholder's investment in the Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Certificates representing shares are issued only upon written request to State Street Bank but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, State Street Bank will send each shareholder a statement providing U.S. federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record.

         The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

REDEMPTIONS

         The procedures for redemption of Fund shares are summarized in the Prospectus under "General Information--How to Redeem Shares."

         The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by State Street Bank in proper form.

         The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

         A redemption constitutes a sale of the shares for U.S. federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

         As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

         Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

         As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

         The following discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding tax rules. The new regulations will generally be effective for payments made on or after January 1, 2001 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their advisers with respect to the potential application of these new regulations.

         The Internal Revenue Service ("IRS") requires any Fund to withhold 31% of any redemption proceeds (including the value of shares exchanged) and of any income dividends and capital gain distributions in the following situations:

- If you do not provide a correct, certified taxpayer identification number to the Fund.

- If the IRS notifies the Fund that you have underreported your income in the past and thus are subject to backup withholding.

- If you fail to certify to the Fund that you are not subject to such backup withholding because, for example, of your foreign (non-U.S.) status.

         The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its assets is invested in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

         Shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains (generally taxed at a rate of 20% for noncorporate shareholders), without regard to how long the shareholder has held shares of the Fund.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

         The Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         Investment by the Fund in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         Generally the Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from the Fund's investment in foreign securities.

         Redemptions and exchanges of the Fund's shares are taxable events, and, accordingly, shareholders may realize gains and losses on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange, or redemption of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

         Dividends and distributions also may be subject to foreign, state, and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.

                              FINANCIAL STATEMENTS

         The financial statements of the Fund included in the Trust's 1999 Annual Report, filed with the SEC on November 29, 1999, are incorporated by reference to such Report.

                      CALCULATION OF YIELD AND TOTAL RETURN

         YIELD. Yield with respect to the Fund will be computed by dividing the Fund's net investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend-paying portfolio securities. The Fund's yields will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

         At any time in the future, yields may be higher or lower than past yields, and there can be no assurance that any historical results will continue.

         Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

         TOTAL RETURN. Total Return with respect to the Fund is a measure of the change in value of an investment in the Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                             PERFORMANCE COMPARISONS

         YIELD AND TOTAL RETURN. The Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

         VOLATILITY. The Fund may quote various measures of its volatility and benchmark correlation. In addition, the Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which the Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. The Fund may utilize charts and graphs to present its volatility and average annual total return. The Fund may also discuss or illustrate examples of interest rate sensitivity.

         LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         STANDARD & POOR'S MICROPAL, INC. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Micropal rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Micropal classifies mutual funds by investment objective and asset category.

         MORNINGSTAR, INC. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent the Fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

         STANDARD & POOR'S SELECT FUNDS are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

         VALUE LINE INVESTMENT SURVEY is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

         CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as the following:

         CONSUMER PRICE INDEX. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

         DOW JONES INDUSTRIAL AVERAGE. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.

         LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

         LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX. The Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Corporate Bond Index that have an average maturity of 1-10 years.

         LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

         LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX. The Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities of between one and three years.

         LEHMAN BROTHERS GOVERNMENT BOND INDEX. The Lehman Brothers Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

         LEHMAN BROTHERS MUNICIPAL BOND INDEX. The Lehman Brothers Municipal Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds, and 13% pre-refunded bonds.

         MSCI-EAFE INDEX. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

         MSCI-EAFE EX-JAPAN INDEX. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

         MERRILL LYNCH HIGH YIELD MASTER INDEX. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

         RUSSELL 2000 INDEX. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 2000 Index, which represents approximately 98% of the investable U.S. equity market.

         SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

         STANDARD & POOR'S/BARRA GROWTH INDEX. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.
         STANDARD & POOR'S/BARRA VALUE INDEX. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

         STANDARD & POOR'S ("S&P") MID-CAP 400 INDEX. The S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

         STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

         From time to time, articles about the Fund regarding performance, rankings, and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                                PERFORMANCE DATA*

         The manner in which total return and yield of the Fund will be calculated for public use is described above. The table summarizes the calculation of total return and yield for the Fund.

                                                              FROM           FROM
                                              CURRENT       MODIFIED        ACTUAL
                                                SEC        INCEPTION**    INCEPTION**
                                             YIELD AT       THROUGH        THROUGH
 FUND                                         9/30/99        9/30/99        9/30/99
 ----                                         -------        -------        -------

 Loomis Sayles Managed Bond Fund               7.32%         1.89%          3.62%

-----------
    * Performance for the Fund would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                                            FROM            FROM
                                           CURRENT        MODIFIED         ACTUAL
                                             SEC         INCEPTION**     INCEPTION**
                                          YIELD AT        THROUGH         THROUGH
FUND                                       9/30/99         9/30/99         9/30/99
----                                       -------         -------         -------
Loomis Sayles Managed Bond Fund             6.99%          1.35%           3.07%

** The modified inception date for the Fund is October 31, 1998. The Fund's actual inception date is October 1, 1998.

                                   APPENDIX A

           PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates
Adam Smith's Money World
America Online
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week

Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates

New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line

Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

         Loomis Sayles Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

         Loomis Sayles Funds' participation in wrap fee and no transaction fee programs

         Loomis Sayles Funds and Loomis, Sayles & Company, L.P. Website

         Loomis Sayles Publications, including fact sheets for each Fund

         Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

         Specific and general investment philosophies, strategies, processes, and techniques

         Specific and general sources of information, economic models, forecasts, and data services utilized, consulted, or considered in the course of providing advisory or other services

         Industry conferences at which Loomis Sayles participates

         Current capitalization, levels of profitability, and other financial information

         Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

         The specific credentials of the above individuals, including but not limited to previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

         Specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

         Current and historical statistics relating to:

                  --total dollar amount of assets managed
                  --Loomis Sayles assets managed in total and by Fund --the growth of assets
                  --asset types managed

         Loomis Sayles Funds' tag line -- "Listening Harder, Delivering
More" -- and statements that and examples of how Loomis Sayles Funds listens to its clients and works hard to deliver results that exceed their expectations.

         References may be included in Loomis Sayles Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Funds. The information may include, but is not limited to:

         Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

         Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding Loomis Sayles Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.

PART C.  OTHER INFORMATION


ITEM 23.   EXHIBITS

(a)       Agreement and Declaration of Trust. (5)

(b)       By-Laws. (5)

(c)       Not applicable.

(d)(1) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Bond Fund, and Loomis, Sayles & Company, L.P. (7)

(d)(2) Form of Amendment No. 1 to Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Core Value Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(3) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Emerging Markets Fund, and Loomis, Sayles & Company, L.P. (9)

(d)(4) Form of Amendment No. 1 to Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Global Bond Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(5) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Global Technology Fund, and Loomis, Sayles & Company, L.P. is filed herein.

(d)(6) Form of Amendment No. 1 to Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Growth Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(7) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles High Yield Fund, and Loomis, Sayles & Company, L.P. (2)

(d)(8) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Intermediate Maturity Bond Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(9) Form of Amendment No. 1 to Advisory Agreement between the Registrant, on behalf of its Loomis Sayles International Equity Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(10) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Investment Grade Bond Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(11) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Managed Bond Fund, and Loomis, Sayles & Company, L.P.
          (6)

(d)(12) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Aggressive Growth Fund, formerly known as the Loomis Sayles Mid-Cap Growth Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(13) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Mid-Cap Value Fund, and Loomis, Sayles & Company, L.P.
          (3)

(d)(14) Form of Amendment No. 1 to Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Municipal Bond Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(15) Form of Amendment No. 1 to Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Short-Term Bond Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(16) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Small Cap Growth Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(17) Form of Amendment No. 1 to Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Small Cap Value Fund, and Loomis, Sayles & Company, L.P. (3)

(d)(18) Form of Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of its Loomis Sayles U.S. Government Securities Fund, and Loomis, Sayles & Company, L.P. (7)

(d)(19) Form of Amendment No. 1 to Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Worldwide Fund, and Loomis, Sayles & Company, L.P. (3)

(e)       Form of Amended and Restated Distribution Agreement is filed herein.

(f)       Not Applicable.

(g)(1)    Form of Custodian Agreement. (5)

(g)(2) Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Short-Term Bond Fund. (4)

(g)(3) Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles High Yield Fund. (4)

(g)(4) Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles

          Aggressive Growth Fund (formerly known as Loomis Sayles Mid-Cap Growth
          Fund), Loomis Sayles Mid-Cap Value Fund, and Loomis Sayles Small Cap Growth Fund. (4)

(g)(5) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Worldwide Fund. (4)

(g)(6) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Managed Bond Fund. (7)

(g)(7) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement and the Transfer Agency and Service Agreement to Loomis Sayles Global Technology Fund is filed herein.

(g)(8) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Emerging Markets Fund is filed herein.

(h)(1) Form of Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (5)

(h)(2) Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles Short-Term Bond Fund. (4)

(h)(3) Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles High Yield Fund and Loomis Sayles Worldwide Fund. (4)

(h)(4) Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Aggressive Growth Fund (formerly known as Loomis Sayles Mid-Cap Growth Fund), Loomis Sayles Mid-Cap Value Fund, and Loomis Sayles Small Cap Growth Fund. (4)

(h)(5) See Exhibit (g)(7) for Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles Global Technology Fund.

(h)(6) Form of Transfer Agency and Service Agreement between the Registrant, on behalf of its Loomis Sayles Emerging Markets Fund, Class J shares of Loomis Sayles

          Investment Grade Bond Fund, and the Loomis Sayles Managed Bond Fund, and State Street Bank and Trust Company is filed herein.

(i)       Opinion and Consent of Counsel is filed herein.

(j)       Consent of PricewaterhouseCoopers LLP is filed herein.

(k)       Not Applicable.

(l)(1)    Investment Representation Regarding Initial Shares. (5)

(l)(2)    Form of Organizational Expense Reimbursement Agreement. (5)

(m)(1)    Form of Distribution Plan for Retail Class shares. (3)

(m)(2)    Form of Distribution Plan for Admin Class shares. (5)

(m)(3) Form of Service and Distribution Plan relating to Loomis Sayles Managed Bond Fund. (6)

(m)(4) Form of Service and Distribution Plan relating to Class J shares of Loomis Sayles Investment Grade Bond Fund. (8)

(m)(5) Form of Distribution Plan for Class A shares of Loomis Sayles Aggressive Growth Fund is filed herein.

(m)(6) Form of Distribution Plan for Class A shares of Loomis Sayles Global Technology Fund is filed herein.

(n)       Amended and Restated Rule 18f-3(d) Plan. (9)

(o)(1)    Powers of Attorney for Daniel J. Fuss, Richard S. Holway, and Michael
          T. Murray. (1)

(o)(2)    Power of Attorney for Joseph Alaimo. (9)



-------------------------------------------------------------------------------

(1) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 7 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on February 16, 1996.

(2) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on August 30, 1996.

(3) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 11 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on October 9, 1996.

(4) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on March 10, 1997.

(5) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 13 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on October 31, 1997.

(6) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 15 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on August 5, 1998.

(7) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on November 30, 1998.

(8) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 18 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on April 12, 1999.

(9) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 21 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on November 19, 1999.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

ITEM 25.   INDEMNIFICATION

Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a) hereto) and Article 4 of the Registrant's By-Laws (Exhibit (b) hereto) provide for indemnification of its trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the investment adviser of the Registrant, provides investment advice to the nine series of Loomis Sayles Investment Trust, six series of New England Funds Trust I, one series of New England Funds Trust II, and two series of New England Zenith Funds, all of which are registered investment companies, and to other registered investment companies, organizations, and individuals.

The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

ITEM 27.   PRINCIPAL UNDERWRITERS

The Registrant's principal underwriter is Loomis Sayles Distributors, L.P., the sole general partner of which is Loomis Sayles Distributors, Inc. Loomis Sayles is a limited partner of Loomis Sayles Distributors, L.P. Each of these entities is located at One Financial Center, Boston, Massachusetts 02111.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

The following companies maintain possession of the documents required by the specified rules:

(a)          Registrant
             Rule 31a-1(b)(4), (9), (10), (11)
             Rule 31a-2(a)

(b)          State Street Bank and Trust Company
             225 Franklin Street
             Boston, MA 02110
             Rule 31a-1(a)
             Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)
             Rule 31a-2(a)

(c)          Loomis, Sayles & Company, L.P.
             One Financial Center
             Boston, MA  02111
             Rule 31a-1(f)
             Rule 31a-2(e)

(d)          Loomis Sayles Distributors, L.P.
             One Financial Center
             Boston, MA 02111
             Rule 31a-1(d)
             Rule 31a-2(c)

ITEM 29.   MANAGEMENT SERVICES

Not applicable.

ITEM 30.   UNDERTAKINGS

Not applicable.

                              ********************

                                     NOTICE

A copy of the Agreement and Declaration of Trust of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts and the Clerk of the City of Boston and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by officers of the Registrant as officers and not individually and by its Trustees as trustees and not individually and that the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, The Commonwealth of Massachusetts, on the 26th day of January, 2000.


                                                LOOMIS SAYLES FUNDS

                                                By:  DANIEL J. FUSS*
                                                ------------------------------
                                                     Daniel J. Fuss, President

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                   TITLE                       DATE

DANIEL J. FUSS*             President and Trustee       January 26, 2000
------------------------
Daniel J. Fuss

MARK W. HOLLAND             Treasurer                   January 26, 2000
------------------------
Mark W. Holland

JOSEPH ALAIMO*              Trustee                     January 26, 2000
------------------------
Joseph Alaimo

RICHARD S. HOLWAY*          Trustee                     January 26, 2000
------------------------
Richard S. Holway

MICHAEL T. MURRAY*          Trustee                     January 26, 2000
------------------------
Michael T. Murray


*By:     MARK W. HOLLAND
         ------------------------
         Mark W. Holland, Attorney-in-fact
         January 26, 2000

                                INDEX TO EXHIBITS


(d)(5) Form of Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Global Technology Fund, and Loomis, Sayles & Company, L.P.

(e)     Form of Amended and Restated Distribution Agreement.

(g)(7) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement and the Transfer Agency and Service Agreement to Loomis Sayles Global Technology Fund is filed herein.

(g)(8) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Emerging Markets Fund.

(h)(6) Form of Transfer Agency and Service Agreement between the Registrant, on behalf of its Loomis Sayles Emerging Markets Fund, Class J shares of Loomis Sayles Investment Grade Bond Fund, and the Loomis Sayles Managed Bond Fund, and State Street Bank and Trust Company.

(i)     Opinion and Consent of Counsel.

(j)     Consent of PricewaterhouseCoopers LLP.

(m)(5) Form of Distribution Plan for Class A shares of Loomis Sayles Aggressive Growth Fund.

(m)(6) Form of Distribution Plan for Class A shares of Loomis Sayles Global Technology Fund.


                                      -10-